Exhibit 10.11
AGREEMENT OF LIMITED PARTNERSHIP

OF
WOODBRIDGE EXECUTIVE INCENTIVE PLAN 1, LP
Date: March 13, 2009

     -i-

     -ii-

AGREEMENT OF LIMITED PARTNERSHIP
OF
WOODBRIDGE EXECUTIVE INCENTIVE PLAN 1, LP
     THIS AGREEMENT OF LIMITED PARTNERSHIP is dated as of March 13, 2009 (the “Effective Date”) between the General Partner and the Limited Partners (as defined below).
     WHEREAS, the Partnership (as defined below) was formed pursuant to (a) the Certificate (as defined below);
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
GENERAL PROVISIONS
1.1 Formation
     The Partners hereby agree to form a limited partnership (the “Partnership”) pursuant to and in accordance with the Florida Revised Uniform Limited Partnership Act of 2005, as amended from time to time (the “Partnership Act”). The term of the Partnership (the “Term”) commenced upon the filing of the Certificate of Limited Partnership (the “Certificate”) with the Secretary of State of Florida (the date of such filing is referred to herein as the date of “formation” of the Partnership) and shall continue until dissolution and termination of the Partnership in accordance with the provisions of ARTICLE VII hereof.
1.2 Name
     The name of the Partnership shall be Woodbridge Executive Incentive Plan 1, LP, or such other name or names as the General Partner may designate from time to time.
1.3 Purpose
     The Partnership is organized for the principal purpose of (i) serving as the “Residual Partner” or similar partner or member entitled to receive Carried Interest Distributions from one or more of the following: (1) PF Program Partnership, LP, (2) Core Communities, LLC, (3) CCCH Program Partnership 1, LP, (4) Bluegreen Program Partnership, LP, (5) ODI Program Partnership, LLLP, and (6) Snapper Creek Program Partnership 1, LP, and any other partnership (or other entity) established by Woodbridge that is expected to substantially complete its investment phase by December 31, 2010 (each a “Program Partnership,” and collectively, the “Program Partnerships”); and (ii) engaging in such other activities incidental or ancillary thereto as the General Partner deems necessary or advisable.

1.4 Principal Office
     The General Partner shall maintain a principal office in Fort Lauderdale, Florida, or at such other place or places as the General Partner may from time to time designate.
ARTICLE II
DEFINITIONS; DETERMINATIONS
2.1 Definitions
     Capitalized terms used in this Agreement have the meanings set forth below or as otherwise specified herein:
     “Agreement” means this Agreement of Limited Partnership of Woodbridge Executive Incentive Plan 1, LP, as amended or modified from time to time in accordance with its terms.
     “Alternative Clawback Reserve” has the meaning set forth in Section 4.2(b).
     “Capital Account” is the account established for each Partner in accordance with the provisions of Appendix A hereto.
     “Carried Interest Distributions” means those amounts distributed to the Partnership as a result of the Partnership’s right to receive amounts designated as “Carry Distributions” in a Program Partnership’s governing documents or similar distributions of profits for services rendered to or for the benefit of any individual Program Partnership. For the avoidance of doubt, the amount of Carried Interest Distributions received from any single Program Partnership will be determined pursuant to the provisions and terms of any partnership agreement governing such Program Partnership.
     “Cause Event” means, with respect to any Limited Partner, the commission of: (a) any act or omission constituting gross negligence, willful misconduct, or fraud in the performance of his or her duties or obligations as an employee of the applicable Woodbridge Employer, (b) any material breach of any agreement between the Limited Partner and the applicable Woodbridge Employer, (c) any willful refusal to perform a duty as directed by the applicable Woodbridge Employer if such duty is within the scope of such Limited Partner’s duties to the applicable Woodbridge Employer, or (d) any crime resulting in a conviction, whether or not involving the applicable Woodbridge Employer, which constitutes a felony in the jurisdiction involved (other than motor vehicle felonies for which only a non-custodial penalty is imposed).
     “Certificate” has the meaning set forth in Section 1.1.
     “Clawback Reserve” has the meaning set forth in Section 4.2(b).
     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

     “Covered Party” means each of the Partners, a director, officer, partner, or member (or a former director, officer, partner or member) of any Partner, and to the extent approved by the General Partner in its sole discretion, any other employee of a Partner or an agent acting at the direction of the General Partner, and in any such case, the heirs and legal representatives of any such person.
     “Effective Date” has the meaning set forth in the Recitals.
     “Fair Market Value” of a security or a Program Asset means the amount that would be realized if such security or Program Asset had been sold at its “value” (determined in accordance with Article VIII).
     “Family Related Partner” means, with respect to any Limited Partner, any Person who is a spouse or lineal descendent of the parents of such Limited Partner or any Person which is a trust formed by such Limited Partner for investment by or for the benefit of such Limited Partner’s spouse or any lineal descendants of the parents of such Limited Partner or of such Limited Partner’s spouse and/or any charitable organization; provided that any cause of action or other dispute arising in relation to a Family Related Partner’s interest may only be pursued by the Limited Partner associated with such Family Related Partner, except if such Limited Partner has died or become legally incapacitated. For the avoidance of doubt, a Family Related Partner’s Vested Percentage shall be equivalent to the Vested Percentage of the Limited Partner associated with such Family Related Partner.
     “GAAP” has the meaning set forth in Section 9.3.
     “General Partner” means Woodbridge Fund I, LLC, in its capacity as general partner of the Partnership, and any successor general partner of the Partnership.
     “Impairment” means, with respect to a Program Asset, a determination by the General Partner that the Program Asset is not expected to be able to provide to the Program Partnership that invested in such Program Asset a return of its capital invested in that Program Asset and a 10% compounded annual return thereon, determined by capitalizing the portion of expenses of the Program Partnership that are deemed allocable to such Program Asset. The General Partner’s determination that a Program Asset has suffered an Impairment for purposes of this Agreement shall be independent of any determination that the value of the Program Asset is reduced for purposes of the financial statements prepared under generally accepted accounting principles.
     “Initial Investment Date” means, with respect to a Program Partnership, the date Woodbridge first made a contribution to the capital of such Program Partnership.
     “Invested Capital” has the meaning set forth in Section 3.1.
     “Investment Proceeds” means the gross investment returns (whether in the form of cash, securities, or other property) received by a Program Partnership in respect of the Program Partnership’s investment of capital in any Program Assets (i.e., in its capacity as an investor and not with respect to the provision of any services with respect to such Program Assets or to any other investor in such assets). For the avoidance of doubt, the amount of Investment Proceeds shall be determined without regard to any management fees, carried interest, or similar deductions that may be charged by the general partner or manager of the Program Partnership to any investment vehicle through which such Program Partnership holds any of its investments.

     “Limited Partners” means any Persons designated as Limited Partners on Schedule I hereof, in their capacities as limited partners of the Partnership, or any other Persons that are admitted as Limited Partners in accordance with the terms hereof, in each case for so long as such Persons continue to be Limited Partners hereunder, and “Limited Partner” shall mean each of such Persons individually.
     “Net Proceeds” has the meaning set forth in Section 4.1(a).
     “Overall Hurdle Clawback” has the meaning set forth in Section 4.2.
     “Partners” means collectively the General Partner, the Limited Partners, and any other Person that is admitted to the Partnership as a partner in accordance with the terms hereof, and “Partner” shall mean each of such persons individually.
     “Partnership” has the meaning set forth in Section 1.1.
     “Partnership Act” has the meaning set forth in Section 1.1.
     “Percentage Interest” means, with respect to the General Partner, 10%, and, with respect to each Limited Partner, the percentage interest as set forth for such Limited Partner on Schedule I hereof, which may vary, as determined by the General Partner, for each Program Partnership, and which will be adjusted by the vesting and forfeiture provisions described in Article IV. For the avoidance of doubt, a Limited Partner’s Percentage Interest in a Program Partnership that is not a Tenured Program with respect to such Limited Partner shall be 0%.
     “Person” means an individual, a partnership (general, limited, or limited liability), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental, quasi-governmental, judicial, or regulatory entity or any department, agency, or political subdivision thereof.
     “Program Assets” means those assets held by a Program Partnership as part of its investment program, and “Program Asset” shall mean each of such Program Assets individually.
     “Program Clawback Obligation” means the obligation of the Partnership, as the recipient of Carried Interest Distributions from a Program Partnership, to refund a proportionate share of the Carried Interest Distributions received in accordance with the terms of the limited partnership agreement governing such Program Partnership.
     “Program Partnership” has the meaning set forth in Section 1.3.
     “Reimbursing Partner” has the meaning set forth in Section 6.6(a).

     “Reserve Distributions” has the meaning set forth in Section 4.2(b).
     “Tenured Program” means, with respect to any Limited Partner, each Program Partnership which has an Initial Investment Date during the period when such Person was a Limited Partner (and not a Terminated Limited Partner), or any other Program Partnership in which such Person has been granted a Percentage Interest by the General Partner. For the avoidance of doubt, a Limited Partner will not receive a Percentage Interest with respect to any Program Partnership that is not a Tenured Program with respect to such Limited Partner.
     “Term” has the meaning set forth in Section 1.1.
     “Terminated Limited Partner” means any Limited Partner whose employment with the Woodbridge Employer is terminated for any reason, whether voluntarily or involuntarily, and with or without cause. In the General Partner’s discretion, a Limited Partner whose employment with the Woodbridge Employer is terminated contemporaneously with such Limited Partner becoming employed by another entity within Woodbridge shall not be treated as having been terminated, and the new employer shall become the Woodbridge Employer for purposes of this definition. For purposes of this Agreement, in the case of any Family Related Partner, the termination of employment with the Woodbridge Employer of the Limited Partner with whom such Family Related Partner is associated shall cause such Family Related Partner to become a Terminated Limited Partner.
     “Transfer” means a transfer in any form, including a sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation, exchange, gift, or other disposition, or the act of so doing, whether voluntarily, by operation of law, pursuant to judicial process, or otherwise as the context requires.
     “Vested Percentage” has the meaning set forth in Section 4.1(d).
     “Woodbridge” means Woodbridge Holdings Corporation or any direct or indirect subsidiary of such corporation.
     “Woodbridge Employer” means, with respect to any Limited Partner, the entity within Woodbridge that is the employer of such Limited Partner.
2.2 Determinations
     Unless otherwise indicated, any determinations or calculations conducted pursuant to this Agreement shall be determined or calculated as of the date of such determination or calculation.

ARTICLE III
INVESTED CAPITAL; CAPITAL ACCOUNTS
3.1 Invested Capital
     As of the Effective Date, each Partner shall contribute $250 to the capital of the Partnership (“Invested Capital”). The right of each Limited Partner to receive Net Proceeds represents a profits interest received for services rendered or to be rendered to or for the benefit of the Partnership.
3.2 Future Contributions
     (a) Other than the required Invested Capital described in Section 3.1, any reimbursement payment pursuant to Section 6.6, or as may be required by applicable law, no Partner shall have any further obligation to contribute additional Invested Capital to the Partnership; provided that if there is a Program Clawback Obligation, the General Partner shall be required to contribute 10% of such amount (reflecting its sharing ratio in the Net Proceeds of the Partnership) to the Partnership to be used to satisfy such Program Clawback Obligation to the applicable Program Partnership; and provided further that the General Partner shall be required to make special distributions to the Partnership to the extent that such special distributions are necessary to reduce any Limited Partner’s Alternative Clawback Reserve as described in Section 4.2(d).
     (b) The General Partner, in its discretion, whether or not in connection with the admission of any new Partner to the Partnership in accordance with Section 6.5, may permit a Partner to contribute additional Invested Capital to the Partnership under such circumstances as may be determined by the General Partner.
     (c) The General Partner may cause the Partnership to borrow funds, including from Woodbridge, under such terms as the General Partner may determine, in order to permit the Partnership to meet its liquidity needs.
3.3 Capital Accounts
     (a) A capital account (“Capital Account”) shall be maintained for each Partner in accordance with Appendix A hereto.
ARTICLE IV
DISTRIBUTIONS
4.1 Distribution Policy
     (a) The General Partner shall periodically cause excess cash or cash equivalents held in the Partnership (“Net Proceeds”) to be distributed to the Limited Partners in accordance with Section 4.2.

     (b) Distributions may be in the form of cash, property, or securities. Except as otherwise provided herein, for purposes of this Agreement, an in-kind distribution of non-cash property shall be treated as if an amount of cash equal to the Fair Market Value of such property had been distributed.
     (c) The General Partner shall determine the particular Program Partnership or the particular Program Partnerships that are responsible for generating the Net Proceeds being distributed.
     (d) A Limited Partner’s right to share in the Net Proceeds with respect to a particular Program Partnership shall be subject to the following vesting provisions. A Limited Partner’s “Vested Percentage” with respect to a particular Program Partnership shall be the vested amount with respect to that Program Partnership at the date such Limited Partner becomes a Terminated Limited Partner.
(i)	Distributions or Termination of Program Partnership While Employed. A Limited Partner will have a Vested Percentage of 100% in all Net Proceeds received by the Partnership from such Limited Partner’s Tenured Programs, if those Net Proceeds are received prior to the Limited Partner becoming a Terminated Limited Partner.

(ii)	Termination for Cause. A Limited Partner will have a Vested Percentage of 0% in all Net Proceeds received by the Partnership from such Limited Partner’s Tenured Programs, if those Net Proceeds are received after such Limited Partner has become a Terminated Limited Partner because of the occurrence of a Cause Event with respect to such Limited Partner.

(iii)	Termination Not for Cause. A Limited Partner will have a Vested Percentage of 75% in all Net Proceeds received by the Partnership from such Limited Partner’s Tenured Programs, if those Net Proceeds are received after such Limited Partner has become a Terminated Limited Partner because (A) the Woodbridge Employer terminated the employment for a reason other than the occurrence of a Cause Event with respect to such Limited Partner or (B) of the death, permanent disability, or legal incapacity of such Limited Partner.

(iv)	Voluntary Resignation. A Limited Partner will have a Vested Percentage as determined pursuant to the following sentence in all Net Proceeds received by the Partnership from such Limited Partner’s Tenured Programs if those Net Proceeds are received after such Limited Partner has become a Terminated Limited Partner because the Limited Partner voluntarily left the employment of the Woodbridge Employer. For purposes of this clause (iv), the Vested Percentage shall be determined separately for each Program Partnership and shall equal: (x) 25% upon the Initial Investment Date, and (y) an additional 12.5 percentage points per year upon each of the first four anniversaries of the Initial Investment Date, for a maximum Vested Percentage of 75%.

(v)	For the avoidance of doubt, a Limited Partner’s right to receive Net Proceeds distributable to such Limited Partner shall be unaffected by these vesting provisions until such time as the Limited Partner becomes a Terminated Limited Partner.

(vi)	Notwithstanding the foregoing, a Limited Partner will at no time have the right to receive Net Proceeds with respect to any Program that is not a Tenured Program with respect to such Limited Partner.
     (e) 83(b) Election. Each Limited Partner shall make a timely election under section 83(b) of the Code with respect to such Limited Partner’s interest in any Net Proceeds.
4.2 Distributions of Net Proceeds
     (a) Distributions to the Partners. Subject to the holdback provisions of Section 4.2(b) and the provisions regarding a Terminated Limited Partner in Section 4.1(d), Net Proceeds attributable to a particular Program Partnership shall be distributed as follows:
(i)	10% to the General Partner; and

(ii)	The remaining 90% to and among the Limited Partners based on their relative Percentage Interests with respect to the Program Partnership giving rise to such Net Proceeds.
For purposes of clause (ii) above, if a Limited Partner is, at the time of the distribution, a Terminated Limited Partner, his or her Percentage Interest with respect to such Program Partnership shall be reduced by multiplying such Limited Partner’s Percentage Interest by the Vested Percentage. The General Partner may reallocate the forfeited Percentage Interest to such other Limited Partners, and in such amounts, as the General Partner may determine. If the General Partner does not so reallocate such forfeited Percentage Interest, the forfeited Percentage Interest will automatically be reallocated to each Limited Partner who is not a Terminated Limited Partner pro rata based on such Limited Partners’ relative Percentage Interests in the applicable Program Partnership. For the avoidance of doubt, the General Partner is not permitted to reallocate any of the forfeited Percentage Interest to itself or to any other Woodbridge entity.
     (b) Establishment of Clawback Reserve and Alternative Clawback Reserve.
(i)	Notwithstanding the foregoing provisions of this Section 4.2, 25% (adjusted as provided in clause (ii) below) of any Net Proceeds that are available for distribution to a Limited Partner shall be withheld by the Partnership, and a separate bookkeeping account (a “Clawback Reserve”) shall be established for such Limited Partner by the Partnership for tracking deposits, withdrawals, and interest earned with respect to such account. The Clawback Reserve will be increased by amounts moved by a Program Partnership from an IP Clawback Reserve in accordance with the terms of the governing agreement of such Program Partnership. The Partnership may aggregate each of the Clawback Reserves within a single interest-bearing Partnership bank account.

(ii)	Each time that the Partnership is to make a distribution of Net Proceeds earned with respect to a particular Program Partnership, the General Partner will review the assets within each other Program Partnership to determine whether any of the assets within such Program Partnerships have suffered an Impairment that has not been reversed, and if so, the effect that such Impairment would have on the ability of Woodbridge (in its capacity as an investor in such Program Partnership) to receive proceeds from the Program Partnership sufficient to provide Woodbridge with at least a 10% annual cumulative compounded internal rate of return on its Invested Capital in such Program Partnership. If the General Partner determines that the Impairment would prevent the minimum return from being achieved, the percentage of Net Proceeds to be contributed to the Clawback Reserve may be increased by the General Partner (but not in excess of 75%) in order to add to the Clawback Reserve an amount deemed necessary to fund the Overall Hurdle Clawback (as defined below) that is anticipated to arise because of such Impairment.

(iii)	Notwithstanding the foregoing, in the General Partner’s discretion, rather than depositing amounts in the Clawback Reserve of a Limited Partner, the General Partner may cause such amounts to be distributed to the General Partner, which will be credited to a special bookkeeping account (an “Alternative Clawback Reserve”) for the benefit of such Limited Partner (such amounts, “Reserve Distributions”). The balance in the Alternative Clawback Reserve shall be increased from time to time by an interest factor equal to the interest earned on the Clawback Reserve (or, if there is no Clawback Reserve, on the rate of interest that the Partnership would receive on an interest-bearing bank account). In addition, the Alternative Clawback Reserve will be increased by amounts moved by a Program Partnership from an Alternative Clawback Reserve in accordance with the terms of the governing agreement of such Program Partnership.
     (c) Clawback Obligation and Overall Hurdle Clawback.
(i)	Obligations of a Limited Partner.
(A)	At the end of the term of each Program Partnership (as defined in the governing documents applicable to such Program Partnership), each Limited Partner will be responsible for a share of any Program Clawback Obligation attributed to a Program Partnership from which such Limited Partner received Net Proceeds and any Carry Distributions (as defined by the terms of such Program Partnership) from such Program Partnership. Such share will be based on such Limited Partner’s pro rata share of all proceeds received by all Limited Partners with respect to such Program Partnership. Each Limited Partner’s share of the Program Clawback Obligation shall be satisfied as provided below.

(B)	Additionally, at the expiration of the Term of the Partnership, each Limited Partner will be responsible for a share of the amount of the additional distributions (the “Overall Hurdle Clawback”), if any, that would need to be distributed to Woodbridge so that Woodbridge would have received aggregate distributions with respect to its interest in the Program Partnerships and this Partnership (including Reserve Distributions not returned) to provide it with at least a 10% annual cumulative compounded internal rate of return on its aggregate Invested Capital (as defined in the partnership agreements of the relevant Program Partnerships). Each Limited Partner’s relative share of the Overall Hurdle Clawback will be based on the aggregate amount of Net Proceeds (including, for this purpose, any Carry Distributions (as defined by the terms of the Program Partnerships) from all Program Partnerships) received by the Limited Partners (and not previously returned pursuant to a Program Clawback Obligation) over the Term of the Partnership compared to the unreturned Net Proceeds (modified as described above) received by all Partners. Each Limited Partner’s share of the Overall Hurdle Clawback shall be satisfied as provided below.
(ii)	Obligation of the General Partner. At the expiration of the Term of the Partnership, the General Partner shall be required to pay to any Program Partnership an amount equal to the General Partner’s share of the Program Clawback Obligation of such Program Partnership. The General Partner shall pay its share by contributing Invested Capital to the applicable Program Partnership.
     (d) Satisfaction of Obligations.
(i)	To satisfy a Limited Partner’s (A) share of the Program Clawback Obligation and (B) share of the Overall Hurdle Clawback, amounts will first be taken from such Limited Partner’s Alternative Clawback Reserve, which, in the case of the Program Clawback Obligation, will be paid to the applicable Program Partnership, and, in the case of the Overall Hurdle Clawback, will be retained by the General Partner on behalf of Woodbridge. To the extent such Limited Partner’s share of either obligation is not satisfied, amounts will be taken from such Limited Partner’s Clawback Reserve, which, in the case of the Program Clawback Obligation, will be paid to the applicable Program Partnership, and, in the case of the Overall Hurdle Clawback, will be specially distributed to the General Partner on behalf of Woodbridge.

(ii)	To the extent amounts in a Limited Partner’s Alternative Clawback Reserve are not needed to satisfy such Limited Partner’s share of the Program Clawback Obligation or share of the Overall Hurdle Clawback, an amount of Net Proceeds that would otherwise be payable to the General Partner equal to such excess, shall instead be specially distributed to the applicable Limited Partner without regard to Section 4.2(a)(i), which distributions will reduce on a dollar-for-dollar basis the amount in such Limited Partner’s Alternative Clawback Reserve. If the full amount of such excess cannot be so distributed, the shortfall shall be contributed by the General Partner to the Partnership for special distribution to the applicable Limited Partner.

     (e) Release of Amounts to the Limited Partner.
(i)	At the expiration of the Term of the Partnership, amounts in a Limited Partner’s Clawback Reserve (including any interest earned with respect to such amounts) not needed to fund any clawback obligation will be released to the applicable Limited Partner.

(ii)	Prior to the expiration of the Term of the Partnership, the General Partner, in its discretion, may release amounts from a Limited Partner’s Alternative Clawback Reserve by (A) causing special distributions reducing such Alternative Clawback Reserve or causing contributions and special distributions, each as described in clause (d)(ii), or (B) distributing amounts to a Limited Partner from such Limited Partner’s Clawback Reserve, in either case to the extent the General Partner determines that such special distributions or amounts are not necessary to secure any clawback obligation of such Limited Partner.
     (f) General Provisions Regarding Clawback Obligations.
(i)	A Limited Partner’s share of the Overall Hurdle Clawback and share of any Program Clawback Obligation will be paid only to the extent of the aggregate amount of such Limited Partner’s Clawback Reserve and Alternative Clawback Reserve. In no event will a Limited Partner be personally liable for a clawback obligation that exceeds the aggregate amount of such Limited Partner’s Clawback Reserve and Alternative Clawback Reserve.

(ii)	In no event shall a Limited Partner be responsible for another Limited Partner’s share of the Overall Hurdle Clawback or for another Partner’s share of any Program Clawback Obligation.
ARTICLE V
GENERAL PARTNER
5.1 Management Authority
     (a) The management of the Partnership shall be vested exclusively in the General Partner, and the General Partner shall have full control over the business and affairs of the Partnership. The General Partner shall have the power on behalf and in the name of the Partnership to carry out any and all of the objectives and purposes of the Partnership and to perform all acts and enter into and perform all contracts and other undertakings which the General Partner, in its reasonable discretion, deems necessary, advisable, or incidental thereto.

     (b) Third parties dealing with the Partnership can rely conclusively upon the General Partner’s certification that it is acting on behalf of the Partnership and that its acts are authorized. The General Partner’s execution of any agreement on behalf of the Partnership is sufficient to bind the Partnership for all purposes.
5.2 No Liability to Partnership or Limited Partners
     No Covered Party shall be liable to the Partnership or any Partner for any action taken, or failure to act, on behalf of the Partnership (or on behalf of the General Partner with respect to the Partnership) if such Covered Party (a) acted honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner for the benefit of the Partnership; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Covered Party had reasonable grounds for believing that the Covered Party’s conduct was lawful. In addition, any Covered Party who has delegated to any other Person (other than to another Covered Party) any part of its functions (including participating in the management of or rendering professional advice or other services in respect of any Program Asset) shall not be liable, responsible, or accountable in damages or otherwise to the Partnership or to any Partner for any loss incurred or suffered by reason of any action by such other Person unless the delegating Covered Party did not (x) act honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner for the benefit of the Partnership; and (y) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, have reasonable grounds for believing that the Covered Party’s conduct was lawful with respect to such delegation. For the avoidance of doubt, nothing in the immediately preceding sentence shall be deemed to prevent the Partnership or the General Partner from asserting a cause of action against the delegate of a Covered Party for any loss caused by the action, or failure to act, of such delegate and the General Partner shall cause the Partnership to effectively pursue any such cause of action to the extent it would be in the reasonable best interests of the Partnership to do so.
5.3 Indemnification
     (a) Subject to Section 5.3(c) below, the Partnership shall indemnify each Covered Party against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Covered Party in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Covered Party is involved because of that association with the Partnership or the General Partner, if such Covered Party (a) acted honestly and in good faith with a view to the best interests of the Partnership or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner for the benefit of the Partnership; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Covered Party had reasonable grounds for believing that the Covered Party’s conduct was lawful.

     (b) Subject to Section 5.3(c) below, the Partnership shall advance moneys to a Covered Party for the costs, charges, and expenses of a proceeding referred to in Section 5.3(a). The Covered Party shall repay the moneys if the Covered Party does not fulfill the conditions of Section 5.3(a).
     (c) Before seeking indemnification from the Partnership, a Covered Party seeking such indemnification shall use all reasonable efforts to seek indemnification from the following sources (in the following order of priority): first, from any portfolio company of a Program Partnership, including any insurance provided by, or purchased on behalf of a Covered Party by, such portfolio company; and second, from the General Partner, including from any insurance provided by the General Partner. To the extent any unpaid indemnification obligation remains after the Covered Party has received indemnification from the foregoing sources, the Partnership shall indemnify such Covered Party for such shortfall.
ARTICLE VI
LIMITED PARTNERS
6.1 Limited Liability
     No Limited Partner shall be personally liable for any obligations of the Partnership or have any obligation to make contributions to the Partnership other than such Limited Partner’s initial contribution pursuant to Section 3.1 or as required pursuant to Section 4.2 or Section 6.6; provided that a Limited Partner shall be required to return any distribution made to it in error. To the extent any Limited Partner is required by the Partnership Act to return to the Partnership any distributions made to it and does so, such Limited Partner shall have a right of contribution from each other Limited Partner similarly liable to return distributions made to it to the extent that such Limited Partner has returned a greater percentage of the total distributions made to it and required to be returned by it than the percentage of the total distributions made to such other Limited Partner and so required to be returned by it.
6.2 No Participation in Management
     The Limited Partners (in their capacity as such) shall not participate in the control, management, direction, or operation of the affairs of the Partnership and shall have no power to bind the Partnership.
6.3 Transfer of Limited Partnership Interests
     (a) A Limited Partner may not Transfer all or a portion of its interest in the Partnership without the consent of the General Partner; provided that the General Partner shall not unreasonably withhold its consent to any Transfer by a Limited Partner to a Family Related Partner of such Limited Partner.

     (b) Unless and until the General Partner consents to the admission of a transferee as a substituted Limited Partner in accordance with this Section 6.3, the transferor shall remain liable for all liabilities and obligations relating to the transferred beneficial interest, if any, and the transferee shall become an assignee of only a beneficial interest in Partnership profits, losses, and distributions of such interest. No consent of any other Limited Partner shall be required as a condition precedent to any Transfer.
     (c) Unless the General Partner otherwise determines in its sole discretion, the transferor and transferee of any Limited Partner’s interest shall be jointly and severally obligated to reimburse the General Partner and the Partnership for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Limited Partner’s interest, whether or not consummated.
     (d) Any substituted Limited Partner admitted to the Partnership with the consent of the General Partner shall succeed to all the rights and be subject to all the obligations of the transferring or assigning Limited Partner with respect to the interest to which such Limited Partner was substituted. The General Partner may modify Schedule I hereof to reflect such admittance of any substituted Limited Partner. Such substituted Limited Partner shall be treated as having received all of the allocations and distributions received by the transferring or assigning Limited Partner, if any.
     (e) Any Transfer that violates this Section 6.3 shall be void and the purported buyer, assignee, transferee, pledgee, mortgagee, or other recipient shall have no interest in or rights to Partnership assets, profits, losses, or distributions, and neither the General Partner nor the Partnership shall be required to recognize any such purported interest or rights.
6.4 No Termination
     Neither the substitution, death, incompetency, dissolution (whether voluntary or involuntary), nor bankruptcy of a Limited Partner shall affect the existence of the Partnership, and the Partnership shall continue for the Term of the Partnership until its existence is terminated as provided herein.
6.5 Additional Limited Partners
     Additional Limited Partners will be admitted only with the consent of the General Partner and each affected Limited Partner on such terms agreed upon by the General Partner, such affected Limited Partners, and the Person seeking admission to the Partnership. For the avoidance of doubt, a Limited Partner is affected by the admission of a new Person to the Partnership if such Limited Partner’s Percentage Interest is modified.

6.6 Reimbursement for Payments on Behalf of a Partner
     (a) If the Partnership is obligated to pay any amount to a governmental agency or body or to any other Person (or otherwise make a payment) because of a Partner’s status or otherwise specifically attributable to a Partner (including, without limitation, federal withholding taxes with respect to foreign partners, state withholding taxes, state personal property taxes, state unincorporated business taxes, etc.) then such Partner (the “Reimbursing Partner”) shall reimburse the Partnership in full for the entire amount paid (including, without limitation, any interest, penalties, and expenses associated with such payment). At the election of the General Partner, the amount to be reimbursed may be charged against the Capital Account of the Reimbursing Partner, and the Partnership shall reduce subsequent distributions which would otherwise be made to the Reimbursing Partner until the Partnership has recovered the amount to be reimbursed; provided that the amount of such reduction shall be deemed to have been distributed for all purposes of this Agreement, but such deemed distribution shall not further reduce the Reimbursing Partner’s Capital Account.
     (b) A Partner’s obligation to reimburse the Partnership under this Section 6.6 shall survive the termination, dissolution, liquidation, and winding-up of the Partnership, and for purposes of this Section 6.6, the Partnership shall be treated as continuing in existence.
ARTICLE VII
DURATION AND TERMINATION
7.1 Term
     The Partnership shall continue until the occurrence of any of the following events: (i) the entry of a decree of judicial dissolution under the Act or (ii) an election by the General Partner, with the consent of the majority of Limited Partners (as determined by the weighted average of a Limited Partner’s Percentage Interest in all Program Partnerships taking into account the effects of vesting provisions), to dissolve the Partnership.
7.2 Termination and Liquidation
     (a) The Partnership shall not terminate immediately upon the expiration of its Term under Section 7.1, but shall cease to engage in further business except to the extent necessary to promptly wind-up its affairs, perform existing contracts, and preserve the value of the Program Assets.
     (b) During the course of winding-up the Partnership all of the provisions of this Agreement shall continue to bind the parties and apply to the activities of the Partnership except as specifically provided to the contrary, but there shall be no distributions to the Partners except as provided in this Section 7.2.

     (c) Upon the expiration of the Partnership’s Term, the General Partner shall take such actions as it may think fit for winding-up the Partnership and liquidating the Partnership’s assets, including:
(i)	The filing of all certificates and notices of dissolution as are required by applicable law; and

(ii)	The orderly liquidation of the Partnership’s assets.
The General Partner in taking such actions may exercise and shall have the benefit of all rights, powers, and discretions vested in the General Partner pursuant to the provisions of this Agreement.
     (d) Upon dissolution of the Partnership, all Partnership assets shall be distributed or used as follows and in the following order of priority:
(i)	For the payment of the debts and liabilities of the Partnership, including, without limitation, the expenses of liquidation;

(ii)	For the setting up of any reserves that the General Partner may deem reasonably necessary for any liabilities or obligations of the Partnership; and

(iii)	To the Partners in accordance with the provisions of Article IV.
     (e) The Partnership shall be terminated only after the Partnership assets have been distributed as provided in this Section 7.2.
ARTICLE VIII
VALUATION OF PARTNERSHIP ASSETS
8.1 Normal Valuation
     For purposes of this Agreement, the value of any asset as of any date (or in the event such date is a holiday or other day which is not a business day, as of the immediately preceding business day) shall be valued by the General Partner in good faith using methods it considers appropriate.
8.2 Restrictions on Transfer or Blockage
     Any security which is held under a representation that it has been acquired for investment purposes and not with a view to public sale or distribution, or which is held subject to any other restriction on transfer, or where the size of the Partnership’s holdings compared to the trading volume would adversely affect the marketability of such security, shall be valued at such discount as the General Partner deems reasonably necessary to reflect the marketability and value of such security.

ARTICLE IX
BOOKS OF ACCOUNTS; MEETINGS
9.1 Books
     The Partnership shall maintain complete and accurate books of accounts of the Partnership’s affairs at the Partnership’s principal office.
9.2 Fiscal Year
     The fiscal year of the Partnership shall be the calendar year, unless otherwise determined by the General Partner.
9.3 Reports
     The General Partner shall furnish to each Partner the following information and reports prepared in accordance with U.S. generally accepted accounting principles (“GAAP”):
     (a) As soon as practicable after the end of each fiscal year commencing with the first year in which the Partnership is in operation for a full fiscal year, (i) financial statements for the Partnership for such year (audited by a firm of independent certified public accountants of recognized national standing selected by the General Partner), and (ii) a statement of each Partner’s closing Capital Account balance as of the end of such year; and
     (b) As soon as practicable after the end of each fiscal year, the Partnership’s United States federal income tax return, including such Partner’s Schedule K-1 for such fiscal year.
ARTICLE X
MISCELLANEOUS
10.1 Amendments
     This Agreement may be amended by the written consent of the General Partner; provided that if such amendment would adversely affect any Limited Partner, then the Limited Partner so affected must consent to such amendment. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended by the General Partner without the consent of any other Partner in order to cure any ambiguity or error, make an inconsequential revision, provide clarity, comply with any law or regulation or correct or supplement any provision herein that may be defective or inconsistent with any other provisions herein; provided that, except with respect to amendments necessary to comply with any law or regulation, such amendment does not materially and adversely affect any Limited Partner.

10.2 Successors
     Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Partners and their legal representatives, heirs, successors, and assigns.
10.3 Governing Law; Severability
     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, and, to the maximum extent possible, in such manner as to comply with all the terms and conditions of the Partnership Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only in such jurisdiction and only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
10.4 Notices
     All notices, demands, and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given on the date when personally delivered, when mailed by first class mail, when sent by facsimile or transmitted by email or the internet, or when sent by reputable overnight courier service, in each case to the recipient at the address, facsimile number, or email address set forth in Schedule I hereof or to such other address, facsimile number, or email address, or to the attention of such other Person as has been indicated in writing to the General Partner.
10.5 Arbitration
     The parties to this Agreement shall each use good faith efforts for a period of 30 days (or such longer time as agreed to by the applicable parties) to try to resolve any controversy, dispute, or claim arising out of or in connection with this Agreement, or the breach, termination, or validity hereof. Thereafter, if such controversy, dispute, or claim remains, it shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Fort Lauderdale, Florida, pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating the controversy, dispute, or claim that led to arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second arbitrator in the answer thereto within 30 days of receipt of the request; provided that if there are multiple initiating or answering parties, the arbitrator selected must be reasonably acceptable to all initiating or answering parties, as applicable. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the 30-day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within 60 days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Florida shall govern.

10.6 Miscellaneous
     This Agreement (including Appendix A hereto) contains the entire agreement among the parties and supersedes all prior arrangements or understanding with respect thereto. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one agreement. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, the feminine, and the neuter.
10.7 No Third Party Beneficiaries
     No Person that is not a party hereto shall have any rights or obligations pursuant to this Agreement. The rights and obligations set forth herein are for the benefit of the parties hereto only and do not create or grant any rights to third parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GENERAL PARTNER: WOODBRIDGE FUND I, LLC
By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

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LIMITED PARTNERS:
/s/ Alan B. Levan
Alan B. Levan

/s/ John E. Abdo
John E. Abdo

/s/ Seth M. Wise
Seth M. Wise

Schedule I
List of Limited Partners and Applicable Percentage Interests

Limited Partner	Percentage Interest
Alan Levan	45.40%

John Abdo	36.40%

Seth Wise	18.20%

TOTAL	100.0%

APPENDIX A:
Tax and Accounting Provisions
A-1 Definitions
     For purposes of this Appendix A, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account, as of a specified time, after giving effect to the following adjustments:
     (a) credit to such Partner’s Capital Account any amounts that such Partner is obligated to restore or deemed obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Treasury Regulations Section 1.704-2(i)(5); and
     (b) debit to such Partner’s Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
     “Book Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:
     (a) the initial Book Value of any asset contributed or deemed contributed to the Partnership shall be such asset’s gross fair market value at the time of such contribution as determined by the General Partner pursuant to Article VIII of the Agreement;
     (b) the Book Value of all Partnership assets may be adjusted in the discretion of the General Partner to equal their respective gross fair market values, as determined by the General Partner pursuant to Article VIII of the Agreement, at the times specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f);
     (c) any adjustments to the adjusted basis of any asset of the Partnership pursuant to Section 734 or Section 743 of the Code shall be taken into account in determining such asset’s Book Value in a manner consistent with Treasury Regulations Section 1.704-1(b)(2)(iv)(m);
     (d) the Book Value of any Partnership asset distributed or deemed distributed by the Partnership to any Partner shall be adjusted immediately prior to such distribution to equal its gross fair market value as of the date of distribution, as determined by the General Partner pursuant to this Article VIII; and
     (e) if the Book Value of an asset has been determined pursuant to clause (a), (b) or (c) of this definition, to the extent permitted by the Treasury Regulations, such Book Value shall thereafter be adjusted in the same manner as would the asset’s adjusted basis for U.S. federal income tax purposes, except that depreciation and amortization deductions shall be computed based on the asset’s Book Value as so determined, rather than on its adjusted tax basis.

A-1

     “Net Profits” and “Net Losses” mean, for any period, the taxable income or loss, respectively, of the Partnership for such period, in each case as determined for U.S. federal income tax purposes, but computed with the following adjustments:
     (a) items of income, gain, loss and deduction (including, without limitation, gain or loss on the disposition of any Partnership asset and depreciation or other cost recovery deduction or expense) shall be computed based upon the Book Value of the Partnership’s assets rather than upon such assets’ adjusted bases for U.S. federal income tax purposes;
     (b) any tax-exempt income received by the Partnership shall be deemed for these purposes only to be an item of gross income;
     (c) any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (or treated as described therein pursuant to Treasury Regulations under Section 704(b) of the Code) shall be treated as a deductible expense;
     (d) there shall be taken into account any separately stated items under Section 702(a) of the Code;
     (e) if the Book Value of any Partnership asset is adjusted pursuant to clauses (b) or (d) of the definition of “Book Value,” or pursuant to clause (c) of such definition (but only to the extent the adjustment is attributable to a distribution of Investment Proceeds not in liquidation of a Partner’s Partnership interest), the amount of such adjustment shall be taken into account in the period of adjustment as gain or loss from the disposition or deemed disposition of such asset for purposes of computing Net Profits and Net Losses; and
     (f) items of income, gain, loss, deduction or credit allocated pursuant to Section A-4 shall not be taken into account.
     “Regulatory Allocations” has the meaning set forth in Section A-4(d).
     “Tax Matters Partner” has the meaning set forth in Section A-6.
A-2 Maintenance of Capital Accounts
     (a) A capital account (“Capital Account”) shall be maintained for each Partner in accordance with Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. The initial balance of each Capital Account shall be zero.
     (b) The Capital Account of each Partner shall be increased by (i) the amount of any cash contributed by such Partner to the capital of the Partnership, (ii) in the case of any property contributed by such Partner to the capital of the Partnership, the Book Value of such property (net of liabilities that the Partnership is considered to assume or take the property subject to) when contributed, (iii) the amount of any liabilities of the Partnership that are assumed by such Partner (except for liabilities described in Section A-2(c)(ii) that are assumed by such Partner) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Profits allocated to such Partner pursuant to Section A-3, and (v) any gross income and gain allocated to such Partner pursuant to Section A-4.

A-2

     (c) The Capital Account of each Partner shall be decreased by (i) the amount of any cash distribution to such Partner when made, (ii) the Book Value of any property distributed to such Partner by the Partnership (net of liabilities that the Partner is considered to assume, or take property subject to) when distributed, (iii) the amount of any liabilities of such Partner that are assumed by the Partnership (except for liabilities described in Section A-2(b)(ii) that are assumed by the Partnership) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Losses allocated to such Partner pursuant to Section A-3, and (v) any gross deductions and loss allocated to such Partner pursuant to Section A-4.
     (d) In the event that all or a portion of an interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent such Capital Account relates to the Transferred Partnership interest.
     (e) The Capital Account of each Partner shall be adjusted to reflect any adjustment to the Book Value of the Partnership’s assets attributable to the application of Section 734 of the Code in respect of a distribution in liquidation of such Partner’s Partnership interest to the extent required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).
     (f) Except as otherwise provided in this Agreement, whenever it is necessary to determine the Capital Account balance of any Partner, the Capital Account balance of such Partner shall be determined after giving effect to all allocations pursuant to this Appendix A and all contributions and distributions made prior to the time as of which such determination is to be made.
     (g) It is the intention of the parties that the Capital Accounts of the Partners be kept in the manner required under Section 704(b) of the Code and Treasury Regulations sections 1.704-1(b) and 1.704-2. To the extent any additional adjustment to the Capital Accounts is required by such provisions, the General Partner is hereby authorized to make such adjustment after notice to the Partners.

A-3

A-3 Allocations of Profits and Losses
     (a) After the application of Section A-4, Net Profits and Net Losses for any taxable year, or portion thereof, shall be allocated among the Partners (and credited or debited to their Capital Accounts) in such manner so that, after taking into account distributions by the Partnership and contributions made to the Partnership through the end of such taxable year and the allocations of Net Profits and Net Losses for such taxable year, (i) the respective positive Capital Account balances of the Partners would correspond as closely as possible to the amount each Partner would receive as a cash distribution pursuant to Section 7.2(d), if the Partnership were to liquidate completely immediately after the end of such taxable year and (ii) any resulting deficit Capital Account balances of the Partners would correspond as closely as possible with the manner in which economic responsibility for Partnership deficit balances (as determined in accordance with the principles of Treasury Regulations under Section 704 of the Code) would be borne by the Partners under the terms of this Agreement if the Partnership were to liquidate completely immediately after the end of such taxable year. For purposes of the preceding sentence, the amount of cash to be distributed to each Partner, each Partner’s Capital Account and the amount of each Partner’s economic responsibility for Partnership deficit balances, upon the assumed liquidation, shall be computed by assuming that in connection with such liquidation, the Partnership sold all of its assets for amounts such that no Net Profits or Net Losses result from the sale and settled all of its liabilities for amounts such that no Net Profits or Net Losses result from the settlement. For purposes of applying this Section A-3, the Capital Account balance of each Partner shall be increased by such Partner’s share of “partnership minimum gain” and “partner minimum gain” (within the meaning of and in accordance with the Treasury Regulations under Section 704(b) of the Code). Subject to the other provisions of this Appendix A, an allocation to a Partner of a share of Net Profit or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profit or Net Loss.
     (b) If a Partner transfers, acquires, or redeems an interest in the Partnership during a taxable year, the Net Profit or Net Loss (and other items referred to in Section A-4) attributable to such interest for such year shall be allocated between the transferring Partner and the transferee (or the other Partners in the Partnership) by any method permitted under Section 706 of the Code selected by the General Partner.
A-4 Regulatory Allocations and Special Allocations
     (a) Notwithstanding any other provision of this Agreement, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Partnership shall be allocated for each period to the Partner that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)), if any, of the Partnership shall be allocated to the Partners in accordance with their respective percentage interests in Net Losses.
     (b) This Agreement shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treasury Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Partners on a priority basis to the extent and in the manner required by such provisions.
     (c) To the extent that Net Losses or items of loss or deduction otherwise allocable to a Partner hereunder would cause such Partner to have an Adjusted Capital Account Deficit as of the end of the taxable year to which such Net Losses, or items of loss or deduction, relate (after taking into account the allocation of all items of income and gain for such taxable period), such Net Losses, or items of loss or deduction, shall not be allocated to such Partner and instead shall be allocated to the Partners in accordance with Section A-3 as if such Partner were not a Partner.

A-4

     (d) Any allocations required to be made pursuant to clauses (a), (b), and (c) above (the “Regulatory Allocations”) (other than allocations, the effect of which are likely to be offset in the future by other special allocations) shall be taken into account, to the extent permitted by the Treasury Regulations, in computing subsequent allocations of income, gain, loss or deduction pursuant to Section A-3 so that the net amount of any items so allocated and all other items allocated to each Partner shall, to the extent possible, be equal to the amount that would have been allocated to each Partner pursuant to Section A-3 had such Regulatory Allocations under this Section A-4 not occurred.
     (e) If any Partner is treated for income tax purposes as realizing ordinary income because of receipt of its Partnership interest (whether under Section 83 of the Code or any similar provisions of any law, rule or regulations or any other applicable law, rule, regulation or doctrine) and the Partnership is entitled to any offsetting deduction, the Partnership’s deduction shall be allocated among the Partners in such manner as to, as nearly as possible, offset such ordinary income realized by such Partner.
A-5 Tax Allocations
     (a) For tax purposes, except as otherwise provided in this Section A-5, each item of income, gain, loss and deduction and credit shall be allocated among the Partners in the same manner as its corresponding item of book income, gain, loss, deduction or credit is allocated pursuant to this Appendix A.
     (b) In accordance with Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any Partnership asset contributed (or deemed contributed) to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such Partnership asset for federal income tax purposes and its Book Value upon its contribution (or deemed contribution). If the Book Value of any Partnership asset is adjusted, subsequent allocations of taxable income, gain, loss and deduction with respect to such Partnership asset shall take account of any variation between the adjusted basis of such Partnership asset for federal income tax purposes and the Book Value of such Partnership asset in the manner prescribed under Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder. The General Partner shall select the manner by which variations between Book Value and adjusted basis are taken into account in accordance with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.
     (c) The provisions of this Appendix A (and other related provisions in this Agreement) pertaining to the allocation of items of Partnership income, gain, loss, deductions, and credits shall be interpreted consistently with the Treasury Regulations, and to the extent unintentionally inconsistent with such Treasury Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Treasury Regulations.

A-5

A-6 Tax Matters Partner; Management Authority Regarding Tax and Accounting
     (a) The General Partner is designated the “Tax Matters Partner” (as defined in Section 6231 of the Code) to manage administrative tax proceedings conducted at the partnership level by the Internal Revenue Service with respect to Partnership matters. The General Partner is specifically directed and authorized to take whatever steps the General Partner, in its sole discretion, deems necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under Treasury regulations. The Tax Matters Partner shall have full authority to extend the statute of limitations and control any tax audit or other proceeding on behalf of the Partnership. Expenses of administrative proceedings relating to the determination of Partnership items at the Partnership level undertaken by the Tax Matters Partner will be deemed to be expenses of the Partnership.
     (b) All matters concerning (i) allocations of Net Profits and Net Losses and allocations for tax purposes, (ii) distributions by the Partnership, including the taxes thereon, and (iii) accounting procedures and determinations, tax determinations and elections, determinations as to on whose behalf expenses were incurred and the attribution of fees and expenses to a Program Asset, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the General Partner, whose determination shall be final and conclusive as to all the Partners absent manifest clerical error.

A-6

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT
OF
CORE COMMUNITIES, LLC
Date: March 13, 2009

     -i-

		Page
ARTICLE VIII DURATION AND TERMINATION		16
8.1	Term	16
8.2	Termination and Liquidation	16

ARTICLE IX VALUATION OF COMPANY ASSETS		17
9.1	Normal Valuation	17
9.2	Restrictions on Transfer or Blockage	17

ARTICLE X BOOKS OF ACCOUNTS; MEETINGS		17
10.1	Books	17
10.2	Fiscal Year	17
10.3	Reports	18

ARTICLE XI MISCELLANEOUS		18
11.1	Amendments	18
11.2	Successors	18
11.3	Governing Law; Severability	18
11.4	Notices	19
11.5	Arbitration	19
11.6	Miscellaneous	19
11.7	No Third Party Beneficiaries	20

APPENDIX A: Tax and Accounting Provisions		A-1
A-1	Definitions	A-1
A-2	Maintenance of Capital Accounts	A-2
A-3	Allocations of Profits and Losses	A-4
A-4	Regulatory Allocations and Special Allocations	A-4
A-5	Tax Allocations	A-5
A-6	Tax Matters Partner; Management Authority Regarding Tax and Accounting	A-6

APPENDIX B: Apportionment and Modification of Carried Interest to IP Members		B-1
B-1	Definitions	B-1
B-2	Vesting Provisions	B-3
B-3	Determination of Carry Accounts	B-4
B-4	Distributions to the IP Members	B-5
B-5	Responsibility for Gross Clawback Amount	B-5
B-6	83(b) Election	B-5
     -ii-

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT
OF
CORE COMMUNITIES, LLC
     THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT is deemed to be effective as of March 13, 2009 (the “Effective Date”) by and among the Managing Member, the Non-Managing Members, and the Program Manager (each as defined below).
     WHEREAS, the Company (as defined below) was formed pursuant to the Articles (as defined below) and an operating agreement was executed (the “Initial Agreement”);
     WHEREAS, the Articles were amended by changing the name of the Company from Levitt Community Development Company, LLC to Core Communities, LLC and the management of the Company from a manager-managed Florida limited liability company to a member-managed Florida limited liability company in a filing with the Secretary of State of Florida on November 5, 2001;
     WHEREAS, the Member amended and restated the Initial Agreement, and approved articles of amendment to the Initial Agreement and ratified the filing thereof, by executing an amended and restated agreement (the “Amended Agreement”), which was effective December 28, 2001; and
     WHEREAS, the parties to this Agreement wish to amend and restate the Amended Agreement in its entirety as hereinafter set forth, and to admit the IP Member and the Residual Member as members of the Company.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
GENERAL PROVISIONS
1.1 Formation
     The Members hereby agree to continue a limited liability company (the “Company”) pursuant to and in accordance with the Florida Limited Liability Company Act, as amended from time to time (the “LLC Act”). The term of the Company (the “Term”) commenced upon the filing of the Articles of Organization (the “Articles”) with the Secretary of State of Florida (the date of such filing is referred to herein as the date of “formation” of the Company) and shall continue until dissolution and termination of the Company in accordance with the provisions of ARTICLE VIII hereof.

1.2 Name
     The name of the Company shall be Core Communities, LLC, or such other name or names as the Managing Member may designate from time to time.
1.3 Purpose
     The Company is organized for the principal purpose of (i) acquiring, managing, and supervising the interests in the Program Assets, and (ii) engaging in such other activities incidental or ancillary thereto as the Managing Member deems necessary or advisable.
1.4 Principal Office
     The Company shall maintain a principal office in Fort Lauderdale, Florida, or at such other place or places as the Managing Member may from time to time designate.
ARTICLE II
DEFINITIONS; DETERMINATIONS
2.1 Definitions
     Capitalized terms used in this Agreement have the meanings set forth below or as otherwise specified herein:
     “Agreement” means this Amended and Restated Limited Liability Company Operating Agreement of Core Communities, LLC, as amended or modified from time to time in accordance with its terms.
     “Alternative Clawback Reserve” has the meaning set forth in Section 4.5.
     “Amended Agreement” has the meaning set forth in the Recitals.
     “Articles” has the meaning set forth in Section 1.1.
     “Capital Account” is the account established for each Member in accordance with the provisions of Appendix A hereto.
     “Capital Proceeds” means any Investment Proceeds received by the Company in respect of a Program Asset that are attributable to a Realization event.

     “Carried Interest Members” means the Sponsor Member, the IP Members, and the Residual Member, in their capacities as Members entitled to receive Carry Distributions, and “Carried Interest Member” shall mean each of such Persons individually.
     “Carry Distributions” means those distributions paid to the Carried Interest Members in their capacities as such pursuant to Section 4.3(a)(ii) and Section 4.3(a)(iii)(B).
     “Carry Percentage” means, with respect to a Carried Interest Member, its percentage interest in Carry Distributions as set forth for such Member on Schedule I hereof.
     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
     “Company” has the meaning set forth in Section 1.1.
     “Contributed Property” means all of the assets held by Core Communities, LLC as of the Effective Date.
     “Covered Party” means each of the Members, a director, officer, partner or member (or a former director, officer, partner or member) of any Member, and to the extent approved by the Managing Member in its sole discretion, any other employee of a Member or an agent acting at the direction of the Managing Member or the Program Manager, and in any such case, the heirs and legal representatives of any such person.
     “Current Proceeds” means any Investment Proceeds received by the Company in respect of a Program Asset that are not attributable to a Realization event, including dividends, rents, or interest with respect to such Program Asset.
     “Deal Fees” means those amounts received by the Managing Member (or an affiliate of the Managing Member) as break-up fees, director fees, “flip” fees, investment banking, consulting, or similar transaction fees, but not including any amount received as reimbursement for expenses directly related to the provision of such services for which the fee is being paid. “Deal Fees” also means all amounts earned by any employee or agent (in such capacity) of the Program Manager with respect to a Program Asset or other activities of the Company, but not including payments to such employee or agent from the Program Manager.
     “Effective Date” has the meaning set forth in the Recitals.
     “Executive IP Member” has the meaning set forth in Section 4.5(b).
     “Fair Market Value” of a security or a Program Asset means the amount that would be realized as Investment Proceeds if such security or Program Asset had been sold at its “value” (determined in accordance with Article IX).
     “Family Related Member” means, with respect to any IP Member, any Person who is a spouse or lineal descendent of the parents of such IP Member or any Person which is a trust formed by such IP Member for investment by or for the benefit of such IP Member’s spouse or any lineal descendants of the parents of such IP Member or of such IP Member’s spouse and/or any charitable organization; provided that any cause of action or other dispute arising in relation to a Family Related Member’s interest may only be pursued by the IP Member associated with such Family Related Member, except if such IP Member has died or become legally incapacitated.

     “GAAP” has the meaning set forth in Section 10.3.
     “Gross Clawback Amount” has the meaning specified in Section 4.6.
     “Impairment” means, with respect to a Program Asset, a determination by the Managing Member that the Program Asset is not expected to be able to provide for cash flow or realization proceeds a return to investors of at least the amount of Invested Capital associated with such asset as well as a 10% per annum compounded annual return on such Invested Capital. The Managing Member’s determination that a Program Asset has suffered an Impairment for purposes of this Agreement shall be independent of any determination that the value of the Program Asset is reduced for purposes of the financial statements prepared under generally accepted accounting principles.
     “Initial Agreement” has the meaning set forth in the Recitals.
     “Invested Capital” has the meaning set forth in Section 3.1.
     “Investment Proceeds” means the gross investment returns (whether in the form of cash, securities, or other property) received by the Company in respect of the Company’s Invested Capital in any Program Assets (i.e., in its capacity as an investor and not with respect to the provision of any services with respect to such Program Assets or to any other investor in such Program Assets). For the avoidance of doubt, the amount of Investment Proceeds shall be determined without regard to any management fees, carried interest, or similar deductions that may be charged by the Managing Member or the Program Manager to any investment vehicle through which the Company holds any of its investments.
     “IP Clawback Reserve” has the meaning set forth in Section 4.5.
     “IP Members” means any Persons designated as IP Members on Schedule I hereof, in their capacities as members of the Company, or any other Persons that are admitted as IP Members in accordance with the terms hereof, in each case for so long as such Persons continue to be IP Members hereunder, and “IP Member” shall mean each of such Persons individually.
     “LLC Act” has the meaning set forth in Section 1.1.
     “Managing Member” means Woodbridge Holdings Corporation, in its capacity as managing member of the Company, and any successor managing member of the Company.
     “Members” means collectively the Managing Member (including in its capacity as Sponsor Member), the IP Members, the Residual Member, the Program Manager and any other Person that is admitted to the Company as a partner in accordance with the terms hereof, and “Member” shall mean each of such persons individually.
     “Non-Managing Members” means the IP Member and the Residual Member, and “Non-Managing Member” shall mean each of such Persons individually.

     “Overall Hurdle Clawback” has the meaning set forth in the limited partnership agreement governing Woodbridge Executive Incentive Plan 1, LP.
     “Person” means an individual, a partnership (general, limited, or limited liability), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental, quasi-governmental, judicial, or regulatory entity or any department, agency, or political subdivision thereof.
     “Platform” means all of the program partnerships (or other entities) that are designated as a “Program Partnership” in accordance with the terms of the governing agreement of Woodbridge Executive Incentive Plan 1, LP.
     “Portfolio Company” means each of the subsidiaries of Core Communities, LLC and such other entities, the interests in which are Program Assets.
     “Preferred Return” has the meaning set forth in Section 4.3.
     “Program Assets” means those assets held by the Company as part of the Company’s investment program, and “Program Asset” shall mean each of such Program Assets individually.
     “Program Expenses” means those costs, expenses, liabilities and obligations relating to the Company’s activities, investments and business (to the extent not borne or reimbursed by the Portfolio Company) as set forth on Schedule II hereof.
     “Program Manager” means Woodbridge Holdings Corporation.
     “Program Partnership” means each partnership (or other entity) that is designated as a “Program Partnership” in accordance with the terms of the governing documents of Woodbridge Executive Incentive Plan 1, LP. All such partnerships together with the Company are the “Program Partnerships.”
     “Realization” means the sale, redemption, or other disposition of, or any other receipt of a capital nature, including proceeds from the recapitalization or refinancing at the investment level (as determined by the Managing Member) with respect to the whole or part of, or the permanent write-off of a Program Asset, and “Realized” shall be construed accordingly. To the extent a Program Asset has suffered an Impairment of less than the whole of the Program Asset, a portion of the Program Asset equal to the amount of the Impairment shall be treated as if sold for no consideration. If the Managing Member determines that an Impairment has been reversed, the Managing Member shall adjust the allocations and distributions made by the Company so as to reverse the effects of the prior Impairment.
     “Realized Base Contributions” has the meaning set forth in Section 4.3(a)(i).
     “Regulatory Allocations” has the meaning set forth in Appendix A hereto.
     “Reimbursement Payment” means the special payment to the Program Manager pursuant to Section 4.2.
     “Reimbursing Member” has the meaning set forth in Section 7.6(a).
     “Residual Member” means the Person entitled to receive the amounts of Carry Distributions not made to the Sponsor Member or the IP Members, which Person will be Woodbridge Executive Incentive Plan 1, LP.
     “Return Distributions” means those distributions to the Managing Member other than Carry Distributions as set forth in Section 4.3.
     “Sponsor Member” means the Person entitled to receive the amounts of Carry Distributions apportioned to the Sponsor Member pursuant to the terms hereof, which Person initially will be the Managing Member, in its capacity as Sponsor Member.

     “Sponsor Proceeds” means all other proceeds received by the Company from or with respect to its assets other than Investment Proceeds. Sponsor Proceeds include management fees, carried interest, and Deal Fees charged by the Company to other investors in an investment vehicle through which the Company holds its assets; provided, however, that to the extent the Managing Member determines that Deal Fees arising with respect to a Company asset are attributable to the capital invested in that asset by the Company, such fees will be treated as Investment Proceeds, rather than Sponsor Proceeds. For the avoidance of doubt, Deal Fees attributable to the capital invested by a third party or not attributable to any investment of capital will be treated as Sponsor Proceeds.
     “Term” has the meaning set forth in Section 1.1.
     “Transfer” means a transfer in any form, including a sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation, exchange, gift, or other disposition, or the act of so doing, whether voluntarily, by operation of law, pursuant to judicial process, or otherwise as the context requires.
     “Woodbridge” means Woodbridge Holdings Corporation or any direct or indirect subsidiary of such corporation.
2.2 Determinations
     Unless otherwise indicated, any determinations or calculations conducted pursuant to this Agreement shall be determined or calculated as of the date of such determination or calculation.
ARTICLE III
INVESTED CAPITAL; CAPITAL ACCOUNTS
3.1 Invested Capital
     As of the Effective Date, the Members shall be required to make the following contributions to the capital of the Company (“Invested Capital”):
     (a) The Managing Member shall be credited with having contributed the Contributed Property to the Company, which for purposes hereof shall be treated as Invested Capital of $127,142,909.00, and such Contributed Property will be treated as having a Book Value as defined in Appendix A hereto.
     (b) Each IP Member shall contribute $250 to the capital of the Company.
     (c) The Residual Member shall contribute $250 to the capital of the Company.
The right of each IP Member, the Residual Member, and the Sponsor Member to receive Carry Distributions represents a profits interest received for services rendered or to be rendered to or for the benefit of the Company.

3.2 Future Contributions
     (a) Other than the required Invested Capital described in Section 3.1, any reimbursement payment pursuant to Section 7.6, or as may be required by applicable law, no Member shall have any further obligation to contribute additional Invested Capital to the Company; provided that the Managing Member shall be required to make special distributions to the Company to the extent that such special distributions are necessary to reduce any IP Member’s Alternative Clawback Reserve as described in Section 4.2(c).
     (b) The Managing Member, in its discretion, whether or not in connection with the admission of any new Member to the Company in accordance with Section 7.5, may permit a Member to contribute additional Invested Capital to the Company under such circumstances as may be determined by the Managing Member.
     (c) The Managing Member may cause the Company to borrow funds, including from Woodbridge, under such terms as the Managing Member may determine, in order to permit the Company to meet its liquidity needs.
3.3 Capital Accounts
     (a) A capital account shall be maintained for each Member in accordance with the provisions of Appendix A hereto.
ARTICLE IV
DISTRIBUTIONS
4.1 Distribution Policy
     (a) Except as set forth in Section 4.1(c) and Section 4.4, the Managing Member shall periodically cause excess cash or cash equivalents held in the Company to be distributed to the Members in accordance with Section 4.3, subject to any limitations imposed by agreements between the Company and its lenders.
     (b) Distributions may be in the form of cash, property, or securities. Except as otherwise provided herein, for purposes of this Agreement, an in-kind distribution of non-cash property shall be treated as if an amount of cash equal to the Fair Market Value of such property had been distributed.
     (c) In determining the amounts that may be available for distribution to the Members, the Managing Member shall first cause the Company to satisfy its current obligations, including its obligation to make any Reimbursement Payment to the Program Manager in accordance with Section 4.2. In addition, the Managing Member may cause the Company to retain such amounts as the Managing Member determines is appropriate to act as reserves for any fixed or contingent payments or liabilities of the Company (including future amounts of Reimbursement Payments) for which the Company may be liable.

4.2 Reimbursement Payment
     Prior to making any distributions to the Members pursuant to Section 4.3, the Company shall make a reimbursement payment (the “Reimbursement Payment”) to the Program Manager equal to the amount of Program Expenses (including, for the avoidance of doubt, interest accruing on the Program Manager’s line of credit used to finance such expenses) borne by, and required to be paid by, the Program Manager that have yet to be reimbursed by the Company to the Program Manager.
4.3 Priority of Distributions
     After making any Reimbursement Payment pursuant to Section 4.2, except to the extent specifically provided in this Agreement to the contrary, distributions by the Company shall be made among the Members as follows:
     (a) Capital Proceeds and Sponsor Proceeds. Distributions designated as Capital Proceeds or Sponsor Proceeds by the Managing Member shall be distributed as follows:
(i)	First, 100% to the Managing Member as “Return Distributions” until the Managing Member has received aggregate distributions sufficient to provide the Managing Member a 10% per annum cumulative annually compounded internal rate of return (the “Preferred Return”) on the Managing Member’s Invested Capital attributable to all Program Assets (or portion thereof) that have been Realized (such Invested Capital, the “Realized Base Contributions”), provided that for purposes of determining the Preferred Return, the Invested Capital attributable to the contribution of the Contributed Property shall be treated as having been made on September 1, 2008 (notwithstanding that such date pre-dates the date of this Agreement). The Managing Member will include as Return Distributions any amounts received that relate to the investment in such Program Assets, regardless of whether such amounts are received through, or outside of, the Company. For the avoidance of doubt, an “internal rate of return” calculation encompasses a return of, as well as a return on, the Realized Base Contributions.

(ii)	Second, 20% to the Managing Member (as additional Return Distributions) and 80% to the Carried Interest Members (and among them as provided in Section 4.4) as “Carry Distributions,” until the aggregate amount of Carry Distributions equals 20% of the excess of (A) the aggregate amount of Return Distributions and Carry Distributions distributed over (B) the Realized Base Contributions; and

(iii)	Thereafter, between the Managing Member and the Carried Interest Members as follows:
(A)	The Managing Member is allocated an additional amount (as additional Return Distributions) so that the aggregate amount of Return Distributions distributed to the Managing Member equals the sum of (1) the Realized Base Contributions plus (2) 80% of the amount by which the aggregate Investment Proceeds received by the Company exceeds the Realized Base Contributions; and

(B)	The remainder to the Carried Interest Members as additional Carry Distributions.
     (b) Current Proceeds. Distributions designated as Current Proceeds by the Managing Member shall be distributed in the same manner as Capital Proceeds and Sponsor Proceeds pursuant to Section 4.3(a) except that for purposes of applying those provisions with respect to a particular distribution of Current Proceeds, the Program Asset giving rise to such Current Proceeds will be deemed to have been Realized for an amount equal to the Invested Capital (and taking into account any prior unreversed Impairment with respect to such Program Asset) attributable to such Program Asset immediately prior to the distribution of such Current Proceeds.
4.4 Apportionment of Carry Distributions
     Carry Distributions will be made to and among the Carried Interest Members in the following amounts:
     (a) Distributions to the Sponsor Member. The Sponsor Member shall in all cases receive 35% of all Carry Distributions.
     (b) Distributions to the IP Members. The IP Members as a group shall receive a portion of Carry Distributions, which portion shall not exceed the aggregate Carry Percentages of the IP Members, but which may be reduced by the vesting and other provisions in Appendix B hereto. The provisions of Appendix B will govern the determination of each IP Member’s share of such Carry Distributions.
     (c) Distributions to the Residual Member. Carry Distributions not made to the Sponsor Member or the IP Members shall be made to the Residual Member. For the avoidance of doubt, any reductions in Carry Distributions to the IP Members pursuant to the vesting provisions set forth in Appendix B hereto shall accrue to the benefit of the Residual Member.
4.5 IP Clawback Reserve
     (a) Notwithstanding the provisions of Section 4.3 and Section 4.4 and Appendix B hereto, 25% (adjusted as provided in Section 4.5(b) below) of any Carry Distributions that are available for distribution to an IP Member shall be withheld by the Company, and a separate bookkeeping account (an “IP Clawback Reserve”) shall be established for such IP Member by the Company for tracking deposits, withdrawals, and interest earned with respect to such account. The Company may aggregate each of the IP Clawback Reserves within a single interest-bearing Company bank account.
     (b) Each time that the Company is to make a distribution of Carry Distributions, the Managing Member (together with the general partners of each of the other Program Partnerships) will review the remaining Program Assets and the assets within each other Program Partnership in the Platform to determine whether any of the cumulative assets have suffered an Impairment that has not been reversed, and if so, the effect that such Impairment would have on the ability of Woodbridge (in its capacity as an investor in such program partnership) to receive proceeds from such Program Partnership sufficient to provide Woodbridge with at least a 10% annual cumulative compounded internal rate of return on its Invested Capital (as defined by the governing agreement of such Program Partnership) in such Program Partnership. If the Managing Member determines that the Impairment would prevent such minimum return from being achieved, the Managing Member may increase the percentage (but not in excess of 100%) of Carry Distributions to be contributed to the IP Clawback Reserve of any Executive IP Member (as defined below) in order to add to such IP Clawback Reserve an amount which, when combined with the other reserves being established by the other Program Partnerships and by Woodbridge Executive Incentive Plan 1, LP with respect to such Executive IP Member, will cover such Executive IP Member’s share of the Overall Hurdle Clawback that is anticipated to arise.
(i)	“Executive IP Member” shall mean any person who is both an IP Member and a limited partner of Woodbridge Executive Incentive Plan 1, LP.
(ii)	For the avoidance of doubt, the Managing Member shall not increase the percentage of Carry Distributions to be contributed to the IP Clawback Reserve of any IP Member who is not an Executive IP Member.

     (c) Notwithstanding the foregoing, in the Managing Member’s discretion, rather than depositing amounts in the IP Clawback Reserve for an IP Member, the Managing Member may cause such amounts to be distributed to the Managing Member as additional Return Distributions, which will be credited to a special bookkeeping account (an “Alternative Clawback Reserve”) for the benefit of such IP Member. The balance in the Alternative Clawback Reserve shall be increased from time to time by an interest factor equal to the interest earned on the IP Clawback Reserve (or, if there is no IP Clawback Reserve, on the rate of interest that the Company would receive on an interest-bearing bank account).
     (d) As set forth in Section 4.6, at the expiration of the Term of the Company, each IP Member will be responsible for a share of the Gross Clawback Amount, if any.
(i)	To satisfy an IP Member’s share, amounts will first be taken from such IP Member’s Alternative Clawback Reserve. To the extent that such IP Member’s share is not satisfied, amounts will be taken from such IP Member’s IP Clawback Reserve.
(ii)	To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an IP Member who is not an Executive IP Member of the Gross Clawback Amount, an amount of Return Distributions that would otherwise be payable to the Managing Member or Carry Distributions otherwise payable to the Sponsor Member equal to such excess, shall instead be specially distributed to the applicable IP Member without regard to Section 4.3, which distributions will reduce on a dollar-for-dollar basis the amount in such IP Member’s Alternative Clawback Reserve. If the full amount of such excess cannot be so distributed, the shortfall shall be contributed by the Managing Member to the Company for special distribution to the applicable IP Member.
(iii)	To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an Executive IP Member of the Gross Clawback Amount, such excess amounts will be added to the Alternative Clawback Reserve established for the benefit of such Executive IP Member by Woodbridge Executive Incentive Plan 1, LP.
(iv)	(A) For any IP Member who is not an Executive IP Member, to the extent amounts in such IP Member’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such IP Member’s share of the Gross Clawback Amount, such amounts will be released by the Company to the applicable IP Member.

(B) For any Executive IP Member, to the extent amounts in such Executive IP Member’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such Executive IP Member’s share of the Gross Clawback Amount, such amounts will be added to the Clawback Reserve established for the benefit of such Executive IP Member by Woodbridge Executive Incentive Plan 1, LP.
     (e) Prior to the expiration of the Term of the Company, the Managing Member, in its discretion, may release reserved amounts to an IP Member who is not an Executive IP Member by (i) causing special distributions reducing such IP Member’s Alternative Clawback Reserve or causing contributions and special distributions, each as described in Section 4.5(d) above, or (ii) distributing amounts to an IP Member from such IP Member’s IP Clawback Reserve, in either case to the extent the Managing Member determines that such released amounts are not necessary to secure such IP Member’s share of the Gross Clawback Amount, each as described in Section 4.6. Similarly, the Managing Member may, in its discretion, move amounts to the Alternative Clawback Reserve or the Clawback Reserve of an Executive IP Member established for the benefit of such Executive IP Member by Woodbridge Executive Incentive Plan 1, LP.
4.6 Clawback Obligations
     (a) Following the final liquidating distribution of assets pursuant to Section 8.2, if there have been any Carry Distributions, the Managing Member shall determine the additional amount of Return Distributions (the “Gross Clawback Amount”), if any, that would need to have been distributed to the Managing Member in connection with such final liquidating distribution so that each of the following would have been true:

(i)	The Managing Member would have received sufficient Return Distributions to provide it with at least the Preferred Return on the Managing Member’s Invested Capital, as calculated pursuant to Section 4.3(a)(i); and

(ii)	The Managing Member would have received Return Distributions at least equal to the amount of its Invested Capital plus 80% of the amount by which the aggregate Investment Proceeds received by the Company exceeded the Managing Member’s Invested Capital.
     (b) Each Carried Interest Member shall be responsible for returning to the Company, for distribution to the Managing Member, its share of the Gross Clawback Amount, determined as follows:
(i)	The Sponsor Member shall be responsible for its Carry Percentage (i.e., 35%);

(ii)	The IP Members as a group shall be responsible for their aggregate Carry Percentage of the Gross Clawback Amount, with each such IP Member being severally (and not jointly) responsible for the amount determined pursuant to Appendix B hereto and only to the extent of clause (c) below; and

(iii)	The Residual Member shall be responsible for its Carry Percentage of the Gross Clawback Amount;
provided that if Carry Percentages have changed over the Term of the Company, the determination shall be based on the relative amounts of Carry Distributions received over the Term of the Company or any other method determined by the Managing Member to appropriately take into account such variations.
     (c) In no event will an IP Member be personally liable for a clawback obligation that exceeds the aggregate amount of such IP Member’s Alternative Clawback Reserve and IP Clawback Reserve. In no event shall an IP Member be responsible for another Member’s share of the Gross Clawback Amount.
     (d) The Residual Member’s obligation to satisfy its clawback obligation will be limited to those amounts established as a clawback reserve under the terms of the limited partnership agreement governing the Residual Member and will be a several (and not joint) obligation of the partners in the Residual Member.

ARTICLE V
PROGRAM MANAGER
5.1 Program Manager
     The Program Manager will be responsible for managing the day-to-day activities of the Company and the Company’s assets, subject to the direction of the Managing Member; provided that the Program Manager will have no authority to legally bind the Company without the express consent of the Managing Member.
5.2 Fees
     The Program Manager shall not be entitled to any fees, payments, or distributions other than as expressly provided herein, or as otherwise approved by the Managing Member. To the extent the Program Manager or any employee or agent (in such capacity) of the Program Manager receives any Deal Fees with respect to a Program Asset, the calculations called for in this Agreement will be adjusted so that total amounts received by the Program Manager or such employee or agent (in such capacity) of the Program Manager are the same as if all such Deal Fees had been paid to the Company.
ARTICLE VI
MANAGING MEMBER
6.1 Management Authority
     (a) The management of the Company shall be vested exclusively in the Managing Member, and the Managing Member shall have full control over the business and affairs of the Company. The Managing Member shall have the power on behalf and in the name of the Company to carry out any and all of the objectives and purposes of the Company and to perform all acts and enter into and perform all contracts and other undertakings which the Managing Member, in its reasonable discretion, deems necessary or advisable or incidental thereto, including the power to acquire and dispose of any security (including marketable securities) or incur indebtedness or guarantee the indebtedness of the Portfolio Company.
     (b) Third parties dealing with the Company can rely conclusively upon the Managing Member’s certification that it is acting on behalf of the Company and that its acts are authorized. The Managing Member’s execution of any agreement on behalf of the Company is sufficient to bind the Company for all purposes.
     (c) The Managing Member will have the right and power to establish the availability and terms of any offering of opportunities for an IP Member or any Family Related Member or any other “friend or family member” of an IP Member to co-invest alongside the Company in all or part of the Company’s investments.

6.2 No Liability to Company or Members
     No Covered Party shall be liable to the Company or any Member for any action taken, or failure to act, on behalf of the Company (or on behalf of the Managing Member or the Program Manager with respect to the Company) if such Covered Party (a) acted honestly and in good faith with a view to the best interests of the Company, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the Managing Member or the Program Manager for the benefit of the Company; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Covered Party had reasonable grounds for believing that the Covered Party’s conduct was lawful. In addition, any Covered Party who has delegated to any other Person (other than to another Covered Party) any part of its functions (including participating in the management of or rendering professional advice or other services in respect of any Program Asset) shall not be liable, responsible, or accountable in damages or otherwise to the Company or to any Member for any loss incurred or suffered by reason of any action by such other Person unless the delegating Covered Party did not (x) act honestly and in good faith with a view to the best interests of the Company, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the Managing Member or the Program Manager for the benefit of the Company; and (y) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, have reasonable grounds for believing that the Covered Party’s conduct was lawful with respect to such delegation. For the avoidance of doubt, nothing in the immediately preceding sentence shall be deemed to prevent the Company, the Managing Member or the Program Manager from asserting a cause of action against the delegate of a Covered Party for any loss caused by the action, or failure to act, of such delegate and the Managing Member shall cause the Company to effectively pursue any such cause of action to the extent it would be in the reasonable best interests of the Company to do so.
6.3 Indemnification
     (a) Subject to Section 6.3(c), the Company shall indemnify each Covered Party against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Covered Party in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Covered Party is involved because of such Covered Party’s association with the Company, the Managing Member, or the Program Manager if such Covered Party (i) acted honestly and in good faith with a view to the best interests of the Company or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the Managing Member or the Program Manager and for the benefit of the Company; and (ii) had reasonable grounds for believing that such Covered Party’s conduct was lawful, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty.
     (b) Subject to Section 6.3(c), the Company shall advance moneys to a Covered Party for the costs, charges, and expenses of a proceeding referred to in Section 6.3(a). The Covered Party shall repay the moneys if the Covered Party does not fulfill the conditions of Section 6.3(a).

     (c) Before seeking indemnification from the Company, a Covered Party seeking such indemnification shall use all reasonable efforts to seek indemnification from the following sources (in the following order of priority): first, from the Portfolio Company, including any insurance provided by, or purchased on behalf of a Covered Party by, the Portfolio Company; and second, from the Managing Member or the Program Manager, including from any insurance provided by the Managing Member or the Program Manager. To the extent any unpaid indemnification obligation remains after the Covered Party has received indemnification from the foregoing sources, the Company shall indemnify such Covered Party for such shortfall.
ARTICLE VII
NON-MANAGING MEMBERS
7.1 Limited Liability
     No Non-Managing Member shall be personally liable for any obligations of the Company or have any obligation to make contributions to the Company other than such Non-Managing Member’s initial contribution pursuant to Section 3.1 or as required pursuant to Section 4.6 or Section 7.6; provided that a Non-Managing Member shall be required to return any distribution made to it in error. To the extent any Non-Managing Member is required by the LLC Act to return to the Company any distributions made to it and does so, such Non-Managing Member shall have a right of contribution from each other Non-Managing Member similarly liable to return distributions made to it to the extent that such Non-Managing Member has returned a greater percentage of the total distributions made to it and required to be returned by it than the percentage of the total distributions made to such other Non-Managing Member and so required to be returned by it.
7.2 No Participation in Management
     The Non-Managing Members (in their capacity as such) shall not participate in the control, management, direction, or operation of the affairs of the Company and shall have no power to bind the Company.
7.3 Transfer of LLC Interests by Non-Managing Members
     (a) A Non-Managing Member may not Transfer all or a portion of its interest in the Company without the consent of the Managing Member; provided that the Managing Member shall not unreasonably withhold its consent to a Transfer by an IP Member to a Family Related Member of such IP Member.
     (b) Unless and until the Managing Member consents to the admission of a transferee as a substituted Non-Managing Member in accordance with this Section 7.3, the transferor shall remain liable for all liabilities and obligations relating to the transferred beneficial interest, if any, and the transferee shall become an assignee of only a beneficial interest in Company profits, losses and distributions of such interest. No consent of any other Non-Managing Member shall be required as a condition precedent to any Transfer.

     (c) Unless the Managing Member otherwise determines in its sole discretion, the transferor and transferee of any Non-Managing Member’s interest shall be jointly and severally obligated to reimburse the Managing Member and the Company for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Non-Managing Member’s interest, whether or not consummated.
     (d) Any substituted Non-Managing Member admitted to the Company with the consent of the Managing Member shall succeed to all the rights and be subject to all the obligations of the transferring or assigning Non-Managing Member with respect to the interest to which such Non-Managing Member was substituted. The Managing Member may modify Schedule I hereof to reflect such admittance of any substituted Non-Managing Member. Such substituted Non-Managing Member shall be treated as having received all of the allocations and distributions received by the transferring or assigning Non-Managing Member, if any.
     (e) Any Transfer that violates this Section 7.3 shall be void and the purported buyer, assignee, transferee, pledgee, mortgagee, or other recipient shall have no interest in or rights to Company assets, profits, losses, or distributions, and neither the Managing Member nor the Company shall be required to recognize any such purported interest or rights.
7.4 No Termination
     Neither the substitution, death, incompetency, dissolution (whether voluntary or involuntary), nor bankruptcy of a Non-Managing Member shall affect the existence of the Company, and the Company shall continue for the Term of the Company until its existence is terminated as provided herein.
7.5 Additional Non-Managing Members
     Additional Non-Managing Members will be admitted only with the consent of the Managing Member on such terms as agreed upon by the Managing Member and the Person seeking admission to the Company.
7.6 Reimbursement for Payments on Behalf of a Member
     (a) If the Company is obligated to pay any amount to a governmental agency or body or to any other Person (or otherwise make a payment) because of a Member’s status or otherwise specifically attributable to a Member (including, without limitation, federal withholding taxes with respect to foreign Members, state withholding taxes, state personal property taxes, state unincorporated business taxes, etc.) then such Member (the “Reimbursing Member”) shall reimburse the Company in full for the entire amount paid (including, without limitation, any interest, penalties, and expenses associated with such payment). At the election of the Managing Member, the amount to be reimbursed may be charged against the Capital Account of the Reimbursing Member, and the Company shall reduce subsequent distributions which would otherwise be made to the Reimbursing Member until the Company has recovered the amount to be reimbursed; provided that the amount of such reduction shall be deemed to have been distributed for all purposes of this Agreement, but such deemed distribution shall not further reduce the Reimbursing Member’s Capital Account.

     (b) A Member’s obligation to reimburse the Company under this Section 7.6 shall survive the termination, dissolution, liquidation, and winding-up of the Company, and for purposes of this Section 7.6, the Company shall be treated as continuing in existence.
ARTICLE VIII
DURATION AND TERMINATION
8.1 Term
     The Company shall continue until the occurrence of any of the following events: (i) the entry of an order of dissolution by a court under the LLC Act or (ii) an election by the Managing Member to dissolve the Company.
8.2 Termination and Liquidation
     (a) The Company shall not terminate immediately upon the expiration of its Term under Section 8.1, but shall cease to engage in further business except to the extent necessary to promptly wind-up its affairs, perform existing contracts, and preserve the value of the Program Assets.
     (b) During the course of winding-up the Company all of the provisions of this Agreement shall continue to bind the parties and apply to the activities of the Company except as specifically provided to the contrary, but there shall be no distributions to the Members except as provided in this Section 8.2.
     (c) Upon the expiration of the Company’s Term, the Managing Member shall take such actions as it may think fit for winding-up the Company and liquidating the Program Assets, including:
(i)	The filing of all certificates and notices of dissolution as are required by applicable law; and

(ii)	The Realization of any Program Asset (unless the Managing Member intends to distribute such Program Asset in kind); provided that all such Realizations shall be conducted in an orderly and businesslike manner so as not to involve undue sacrifice.
The Managing Member in taking such actions may exercise and shall have the benefit of all rights, powers, and discretions vested in the Managing Member pursuant to the provisions of this Agreement. If the Managing Member is not able to act as the liquidator of the Company or exercise the powers inherent thereto, a liquidator shall be appointed by the Residual Member.
     (d) Upon dissolution of the Company, all Company assets shall be distributed or used as follows and in the following order of priority:

(i)	For the payment of the debts and liabilities of the Company, including, without limitation, the expenses of liquidation.

(ii)	For the setting up of any reserves which the Managing Member may deem reasonably necessary for any liabilities or obligations of the Company.

(iii)	To the Members in accordance with the provisions of Article IV.
     (e) The Company shall be terminated only after the Company assets have been distributed as provided in this Section 8.2.
ARTICLE IX
VALUATION OF COMPANY ASSETS
9.1 Normal Valuation
     For purposes of this Agreement, the value of any asset as of any date (or in the event such date is a holiday or other day which is not a business day, as of the immediately preceding business day) shall be valued by the Managing Member in good faith using methods it considers appropriate.
9.2 Restrictions on Transfer or Blockage
     Any security which is held under a representation that it has been acquired for investment purposes and not with a view to public sale or distribution, or which is held subject to any other restriction on transfer, or where the size of the Company’s holdings compared to the trading volume would adversely affect the marketability of such security, shall be valued at such discount as the Program Manager deems reasonably necessary to reflect the marketability and value of such security.
ARTICLE X
BOOKS OF ACCOUNTS; MEETINGS
10.1 Books
     The Company shall maintain complete and accurate books of accounts of the Company’s affairs at the Company’s principal office.
10.2 Fiscal Year
     The fiscal year and taxable year of the Company shall be the calendar year, unless otherwise determined by the Managing Member.

10.3 Reports
     The Managing Member shall furnish to each Member the following information and reports prepared in accordance with U.S. generally accepted accounting principles (“GAAP”):
     (a) As soon as practicable after the end of each fiscal year commencing with the first year in which the Company is in operation for a full fiscal year, (i) financial statements for the Company for such year (audited by a firm of independent certified public accountants of recognized national standing selected by the Managing Member), and (ii) a statement of each Member’s closing Capital Account balance as of the end of such year; and
     (b) As soon as practicable after the end of each fiscal year, the Company’s United States federal income tax return, including such Member’s Schedule K-1 for such fiscal year.
ARTICLE XI
MISCELLANEOUS
11.1 Amendments
     This Agreement may be amended by the written consent of the Managing Member, provided that if such amendment would adversely affect any Carried Interest Member, then the Carried Interest Member so affected must consent to such amendment. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended by the Managing Member without the consent of any other Member in order to cure any ambiguity or error, make an inconsequential revision, provide clarity, comply with any law or regulation or correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; provided that, except with respect to amendments necessary to comply with any law or regulation, such amendment does not materially and adversely affect any Non-Managing Member.
11.2 Successors
     Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Members and their legal representatives, heirs, successors, and assigns.
11.3 Governing Law; Severability
     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, and, to the maximum extent possible, in such manner as to comply with all the terms and conditions of the LLC Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only in such jurisdiction and only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

11.4 Notices
     All notices, demands, and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given on the date when personally delivered, when mailed by first class mail, when sent by facsimile or transmitted by email or the internet, or when sent by reputable overnight courier service, in each case to the recipient at the address, facsimile number or email address set forth in Schedule I hereof or to such other address, facsimile number, or email address, or to the attention of such other Person as has been indicated in writing to the Managing Member.
11.5 Arbitration
     The parties to this Agreement shall each use good faith efforts for a period of 30 days (or such longer time as agreed to by the applicable parties) to try to resolve any controversy, dispute, or claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof. Thereafter, if such controversy, dispute, or claim remains, it shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Fort Lauderdale, Florida, pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating the controversy, dispute, or claim that led to arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second arbitrator in the answer thereto within 30 days of receipt of the request; provided that if there are multiple initiating or answering parties, the arbitrator selected must be reasonably acceptable to all initiating or answering parties, as applicable. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the 30-day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within 60 days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Florida shall govern.
11.6 Miscellaneous
     This Agreement (including the Appendices hereto) contains the entire agreement among the parties and supersedes all prior arrangements or understanding with respect thereto. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one agreement. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, the feminine, and the neuter.

11.7 No Third Party Beneficiaries
     No Person that is not a party hereto shall have any rights or obligations pursuant to this Agreement. The rights and obligations set forth herein are for the benefit of the parties hereto only and do not create or grant any rights to third parties.
[ THIS SPACE INTENTIONALLY LEFT BLANK. ]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MANAGING MEMBER: SPONSOR MEMBER: WOODBRIDGE HOLDINGS CORPORATION
By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

RESIDUAL MEMBER: WOODBRIDGE EXECUTIVE INCENTIVE PLAN 1, LP
By:	WOODBRIDGE FUND I, LLC, its General Partner

By:	WOODBRIDGE HOLDINGS CORPORATION,
its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

IP MEMBERS:
/s/ Alan B. Levan
Alan B. Levan

/s/ John E. Abdo
John E. Abdo

/s/ Seth M. Wise
Seth M. Wise

PROGRAM MANAGER: WOODBRIDGE HOLDINGS CORPORATION
By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

Schedule I
Core Communities, LLC
List of Carried Interest Members and Applicable Carry Percentages

Carried Interest Member	Carry Percentage

Sponsor Member	35.0%

IP Member (divided as listed below)	32.5%

Alan Levan	38.25%

John Abdo	38.25%

Seth Wise	23.50%

Residual Member	32.5%

TOTAL	100.0%

Schedule II
Program Expenses

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Salaries and bonuses

Salary for any investment professionals of the Program Manager, except where Woodbridge executives are the investment professionals.

Salaries and cash bonus of direct dedicated staff members.
Salaries and bonuses

Woodbridge Holdings incentive stock options or stock grants to any investment professional or dedicated staff member as part of a Woodbridge Holdings-wide incentive compensation program.

Direct Expenses

Direct dedicated expenses incurred directly by the Program Manager, including rent, facilities charges, equipment and supplies, except where Woodbridge Holdings executives are the investment professionals.

Outside legal and accounting expenses incurred for services rendered with respect to the Program Manager or the Company, including formation costs, and tax return preparation.

Unreimbursed costs of transactions, including due diligence expenses and the carrying costs of deposits, to the extent the transaction that generated the cost does not close.

Travel expenses neither capitalized as part of the acquisition of a completed transaction nor borne by the target company.

Standard charges by internal Woodbridge Holdings personnel for provision of back-office support services directly related to the program or Program Assets (i.e., providing the accounting services for the Company, providing human resources services for the Company).

Standard charges by BFC Shared Services for back-office support services directly related to the program or Program Assets.
Direct Expenses Time of Investment Committee in evaluating investment recommendations.

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Interest on borrowings of the Program Manager, including any that accrued at the rate of 12% compounded per annum on amounts received through a pre-approved line of credit from Woodbridge Overhead Funding, LLC. For purposes of this provision, all amounts of funds provided to the Program Manager shall be treated as borrowings and shall accrue 12% interest regardless of whether such funds were provided in the form of loans, equity capital, or otherwise.

Allocation of Woodbridge Holdings Overhead None.	Allocation of Woodbridge Holdings Overhead

General corporate overhead (i.e., public company costs, office expenses for non-dedicated staff, investor relations and accounting staff not dedicated, analytical staff providing analytics to Woodbridge Holdings, management for oversight of programs and Program Assets).

Any other overhead expenses not expressly included on this Schedule II as Program Expenses.

APPENDIX A:
Tax and Accounting Provisions
A-1 Definitions
     For purposes of this Appendix A, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account, as of a specified time, after giving effect to the following adjustments:
     (a) credit to such Member’s Capital Account any amounts that such Member is obligated to restore or deemed obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Treasury Regulations Section 1.704-2(i)(5); and
     (b) debit to such Member’s Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
     “Book Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:
     (a) the initial Book Value of any asset that is not Contributed Property as defined in the Agreement but is otherwise contributed or deemed contributed to the Company shall be such asset’s gross fair market value at the time of such contribution as determined by the Managing Member pursuant to Article IX of the Agreement;
     (b) the initial Book Value of any asset that is Contributed Property as defined in Section 3.1(a) of the Agreement shall be the value set forth in Section 3.1(a) of the Agreement;
     (c) the Book Value of all Company assets may be adjusted in the discretion of the Managing Member to equal their respective gross fair market values, as determined by the Managing Member pursuant to Article IX of the Agreement, at the times specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f);
     (d) any adjustments to the adjusted basis of any asset of the Company pursuant to Section 734 or Section 743 of the Code shall be taken into account in determining such asset’s Book Value in a manner consistent with Treasury Regulations Section 1.704-1(b)(2)(iv)(m);
     (e) the Book Value of any Company asset distributed or deemed distributed by the Company to any Member shall be adjusted immediately prior to such distribution to equal its gross fair market value as of the date of distribution, as determined by the Managing Member pursuant to Article IX of the Agreement; and

A-1

     (f) if the Book Value of an asset has been determined pursuant to clauses (a), (c) or (d) of this definition, to the extent permitted by the Treasury Regulations, such Book Value shall thereafter be adjusted in the same manner as would the asset’s adjusted basis for U.S. federal income tax purposes, except that depreciation and amortization deductions shall be computed based on the asset’s Book Value as so determined, rather than on its adjusted tax basis.
     “Net Profits” and “Net Losses” mean, for any period, the taxable income or loss, respectively, of the Company for such period, in each case as determined for U.S. federal income tax purposes, but computed with the following adjustments:
     (a) items of income, gain, loss and deduction (including, without limitation, gain or loss on the disposition of any Company asset and depreciation or other cost recovery deduction or expense) shall be computed based upon the Book Value of the Company’s assets rather than upon such assets’ adjusted bases for U.S. federal income tax purposes;
     (b) any tax-exempt income received by the Company shall be deemed for these purposes only to be an item of gross income;
     (c) any expenditure of the Company described in Section 705(a)(2)(B) of the Code (or treated as described therein pursuant to Treasury Regulations under Section 704(b) of the Code) shall be treated as a deductible expense;
     (d) there shall be taken into account any separately stated items under Section 702(a) of the Code;
     (e) if the Book Value of any Company asset is adjusted pursuant to clauses (c) or (e) of the definition of “Book Value” above, or pursuant to clause (d) of such definition (but only to the extent the adjustment is attributable to a distribution of Investment Proceeds not in liquidation of a Member’s Company interest), the amount of such adjustment shall be taken into account in the period of adjustment as gain or loss from the disposition or deemed disposition of such asset for purposes of computing Net Profits and Net Losses; and
     (f) items of income, gain, loss, deduction or credit allocated pursuant to Section A-6 of this Appendix A shall not be taken into account.
     “Tax Matters Partner” has the meaning set forth in Section A-6.
A-2 Maintenance of Capital Accounts
     (a) A Capital Account shall be maintained for each Member in accordance with Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. The initial balance of each Capital Account shall be equal to such Member’s initial capital contribution to the Company.

A-2

     (b) The Capital Account of each Member shall be increased by (i) the amount of any cash contributed by such Member to the capital of the Company, (ii) in the case of any property contributed by such Member to the capital of the Company, the Book Value of such property (net of liabilities that the Company is considered to assume or take the property subject to) when contributed, (iii) the amount of any liabilities of the Company that are assumed by such Member (except for liabilities described in Section A-2(c)(ii) of this Appendix A that are assumed by such Member) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Profits allocated to such Member, and (v) any gross income and gain allocated to such Member.
     (c) The Capital Account of each Member shall be decreased by (i) the amount of any cash distribution to such Member when made, (ii) the Book Value of any property distributed to such Member by the Company (net of liabilities that the Member is considered to assume, or take property subject to) when distributed, (iii) the amount of any liabilities of such Member that are assumed by the Company (except for liabilities described in Section A-2(b)(ii) of this Appendix A that are assumed by the Company) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Losses allocated to such Member, and (v) any gross deductions and loss allocated to such Member.
     (d) In the event that all or a portion of an interest in the Company is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent such Capital Account relates to the Transferred interest in the Company.
     (e) The Capital Account of each Member shall be adjusted to reflect any adjustment to the Book Value of the Company’s assets attributable to the application of Section 734 of the Code in respect of a distribution in liquidation of such Member’s interest in the Company to the extent required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).
     (f) It is the intention of the parties that the Capital Accounts of the Members be kept in the manner required under Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. To the extent any additional adjustment to the Capital Accounts is required by such provisions, the Managing Member is hereby authorized to make such adjustment after notice to the Members.
     (g) Except as expressly required herein, no Member shall be required to restore any negative balance in its Capital Account. No allocation to any Member of any loss or deduction, whether attributable to depreciation or otherwise, shall create any obligation of that Member to the Company or any other Member, even if the allocation reduces such Member’s Capital Account or creates or increases a deficit in its Capital Account.

A-3

A-3 Allocations of Profits and Losses
     (a) After the application of Section A-4, Net Profits and Net Losses for any taxable year, or portion thereof, shall be allocated among the Members (and credited or debited to their Capital Accounts) in such manner so that, after taking into account distributions by the Company and contributions made to the Company through the end of such taxable year and the allocations of Net Profits and Net Losses for such taxable year, (i) the respective positive Capital Account balances of the Members would correspond as closely as possible to the amount each Member would receive as a cash distribution pursuant to Article IV of the Agreement, if the Company were to liquidate completely immediately after the end of such taxable year and (ii) any resulting deficit Capital Account balances of the Members would correspond as closely as possible with the manner in which economic responsibility for Company deficit balances (as determined in accordance with the principles of Treasury Regulations under Section 704 of the Code) would be borne by the Members under the terms of this Agreement if the Company were to liquidate completely immediately after the end of such taxable year. For purposes of the preceding sentence, the amount of cash to be distributed to each Member, the amount of each Member’s Capital Account and the amount of each Member’s economic responsibility for Company deficit balances, upon the assumed liquidation, shall be computed by assuming that in connection with such liquidation, the Company sold all of its assets for amounts such that no Net Profits or Net Losses result from the sale and settled all of its liabilities for amounts such that no Net Profits or Net Losses result from the settlement. For purposes of applying this Section A-3, the Capital Account balance of each Member shall be increased by such Member’s share of “partnership minimum gain” and “partner minimum gain” (within the meaning of and in accordance with the Treasury Regulations under Section 704(b) of the Code). Subject to the other provisions of this Appendix A, an allocation to a Member of a share of Net Profit or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profit or Net Loss.
     (b) If a Member Transfers, acquires, or redeems an interest in the Company during a taxable year, the Net Profit or Net Loss (and other items referred to in Section A-4 of this Appendix A) attributable to such interest for such year shall be allocated between the transferring Member and the transferee (or the other Members in the Company) by any method permitted under Section 706 of the Code as selected by the Managing Member.
A-4 Regulatory Allocations and Special Allocations
     (a) Notwithstanding any other provision of the Agreement or this Appendix A, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Company shall be allocated for each period to the Member that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)), if any, of the Company shall be allocated to the Members in accordance with their respective percentage interests in Net Losses.
     (b) The Agreement and this Appendix A shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treasury Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement or this Appendix A, items of gross income shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.

A-4

     (c) To the extent that Net Losses or items of loss or deduction otherwise allocable to a Member hereunder would cause such Member to have an Adjusted Capital Account Deficit as of the end of the taxable year to which such Net Losses or items of loss or deduction relate (after taking into account the allocation of all items of income and gain for such taxable period), such Net Losses or items of loss or deduction shall not be allocated to such Member and instead shall be allocated to the Members in accordance with Section A-3 of the Agreement as if such Member were not a Member.
     (d) Any allocations required to be made pursuant to clauses (a), (b), and (c) above (the “Regulatory Allocations”) (other than allocations, the effect of which are likely to be offset in the future by other special allocations) shall be taken into account, to the extent permitted by the Treasury Regulations, in computing subsequent allocations of income, gain, loss or deduction pursuant to Section A-3 so that the net amount of any items so allocated and all other items allocated to each Member shall, to the extent possible, be equal to the amount that would have been allocated to each Member pursuant to Section A-3 had such Regulatory Allocations under this Section A-4 not occurred.
     (e) If any Member is treated for income tax purposes as realizing ordinary income because of receipt of its interest in the Company (whether under Section 83 of the Code or any similar provisions of any law, rule or regulations or any other applicable law, rule, regulation or doctrine) and the Company is entitled to any offsetting deduction, the Company’s deduction shall be allocated among the Members in such manner as to, as nearly as possible, offset such ordinary income realized by such Member.
A-5 Tax Allocations
     (a) For federal income tax purposes, except as otherwise provided in this Section A-5, each item of income, gain, loss, and deduction and credit shall be allocated among the Members in the same manner as its corresponding item of book income, gain, loss, deduction or credit is allocated pursuant to this Appendix A.
     (b) In accordance with Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any Company asset contributed (or deemed contributed) to the capital of the Company shall, solely for federal income tax purposes, be allocated among the Members so as to take into account any variation between the adjusted basis of such Company asset for federal income tax purposes and its Book Value upon its contribution (or deemed contribution). If the Book Value of any Company asset is adjusted, subsequent allocations of taxable income, gain, loss and deduction with respect to such Company asset shall take account of any variation between the adjusted basis of such Company asset for federal income tax purposes and the Book Value of such Company asset in the manner prescribed under Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder. The Managing Member shall select the manner by which variations between Book Value and adjusted basis are taken into account in accordance with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.

A-5

     (c) The provisions of this Appendix A (and other related provisions in the Agreement) pertaining to the allocation of items of Company income, gain, loss, deduction, and credit shall be interpreted consistently with the Treasury Regulations, and to the extent unintentionally inconsistent with such Treasury Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Treasury Regulations.
A-6 Tax Matters Partner; Management Authority Regarding Tax and Accounting
     (a) The Managing Member is designated the “Tax Matters Partner” (as defined in Section 6231(a)(7) of the Code) to manage administrative tax proceedings conducted at the Company level by the Internal Revenue Service with respect to Company matters. The Managing Member is specifically directed and authorized to take whatever steps the Managing Member, in its sole discretion, deems necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under Treasury regulations. The Tax Matters Partner shall have full authority to extend the statute of limitations and control any tax audit or other proceeding on behalf of the Company. Expenses of administrative proceedings relating to the determination of Company items at the Company level undertaken by the Tax Matters Partner will be deemed to be Program Expenses.
     (b) All matters concerning (i) allocations of Net Profits and Net Losses and allocations for tax purposes, (ii) distributions by the Company, including the taxes thereon, and (iii) accounting procedures and determinations, tax determinations, determinations as to on whose behalf expenses were incurred and the attribution of fees and expenses to a Program Asset, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Managing Member, whose determination shall be final and conclusive as to all the Members absent manifest clerical error.
     (c) At the Managing Member’s sole discretion, the Managing Member may cause the Company to make or refrain from making any and all elections permitted by the Code and the Treasury Regulations and any state, local, or foreign tax elections. Notwithstanding the foregoing, it is intended that the Company be treated as a partnership for U.S. federal income tax purposes, and neither the Company nor any Member shall make any election inconsistent with such treatment without the unanimous written consent of the Members.

A-6

APPENDIX B:
Apportionment and Modification of
Carried Interest to IP Members
B-1 Definitions
     For purposes of this Appendix B, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Acquisition Date” means, with respect to a Program Asset, the date the Company first made an investment in such Program Asset (or in the case of a Program Asset that is contributed to the Company, the date of such contribution).
     “Allocated Reimbursement Payments” means the amount of Reimbursement Payments allocated by the Managing Member to each Program Asset. Unless the Managing Member adopts another method (with notification to each other Member), the Managing Member shall allocate the Reimbursement Payments made with respect to a particular year to and among the Program Assets held by the Company during that year based on the relative Invested Capital in such Program Assets and adjusted (on a weighted average basis) to take into account Program Assets that are held for less than an entire year.
     “Carry Account” has the meaning set forth in Section B-3.
     “Carry Loss” means, with respect to the Realization of any Program Asset, 20% of the amount, if any, by which the combined Investment Proceeds and Sponsor Proceeds generated by such Program Asset are less than the sum of the Full Return Amount and the Hurdle Return Amount of such Program Asset. The Managing Member shall use its reasonable discretion in determining the amount of Carry Loss (including adjusting previous allocations of Carry Loss) so as to cause the amount of Carry Loss to accurately reflect the amount by which all Carry Distributions that will ultimately be apportioned by the Company with respect to all other Program Assets will be reduced, which determination shall then be binding on the Company and the Members.
     “Carry Profit” means with respect to any particular Program Asset the amount by which the Investment Proceeds or Sponsor Proceeds generated by that Program Asset produce or lead to the production of Carry Distributions, as determined by the Managing Member. In general, the Carry Profit with respect to any Program Asset will equal the sum of the following amounts:
     (a) 0% of that portion of the combined Investment Proceeds and Sponsor Proceeds from such Program Asset as does not exceed the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount;
     (b) 80% of that portion of the combined Investment Proceeds and Sponsor Proceeds that is in excess of the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount but that is less than the sum of the applicable Full Return Amount and 133% of the applicable Hurdle Return Amount; and

B-1

     (c) to the extent in excess of the sum of clauses (a) and (b) above, (i) 20% of that portion of the Investment Proceeds that is in excess of the sum of the applicable Full Return Amount plus (ii) 100% of any Sponsor Proceeds.
The Managing Member shall use its discretion in determining the amount of Carry Profit (including adjusting previous allocations of Carry Profit) so as to cause the amount of Carry Profit (net of the allocated Carry Loss) to accurately reflect the amount of Carry Distributions that will ultimately be distributed and that are allocable to each Program Asset.
     “Cause Event” means with respect to any IP Member,
     (a) any act or omission constituting gross negligence, willful misconduct, or fraud in the performance of such IP Member’s duties or obligations as an employee of the Program Manager;
     (b) any action or omission that causes there to be a material breach of any applicable management agreement to which the Program Manager is a party;
     (c) any willful refusal to perform a duty as directed by Woodbridge or any of its subsidiaries (including the Managing Member) if such duty is within the scope of such IP Member’s duties to the Program Manager, Woodbridge or any of its subsidiaries; or
     (d) any conviction of any crime constituting a felony in the jurisdiction involved (other than a motor vehicle felony for which only a non-custodial penalty is imposed), whether or not involving the Program Manager or the Company.
     “Full Return Amount” means, with respect to a Program Asset, the sum of (i) the aggregate Invested Capital and (ii) the Allocated Reimbursement Payments, in each case attributable to such Program Asset.
     “Hurdle Return Amount” means, with respect to a Program Asset, as of any date of determination, the summation of an amount calculated on a daily basis through the applicable date of determination equal to 10% per annum, compounded annually, of (i) the aggregate Invested Capital and the Allocated Reimbursement Payments, in each case attributable to such Program Asset, minus (ii) the aggregate amount of all Investment Proceeds attributable to such Program Asset on or prior to such day.
     “Tenured Asset” means, with respect to any IP Member, any Program Asset acquired by the Company during the period when such Person was an IP Member (and not a Terminated IP Member) or any other Program Asset in which such Person has been granted a Carry Percentage by the Managing Member. For the avoidance of doubt, an IP Member will not receive a Carry Percentage with respect to any asset that is not a Tenured Asset.
     “Terminated IP Member” means any IP Member whose employment with the Woodbridge Employer is terminated for any reason, whether voluntarily or involuntarily, and with or without cause. In the Managing Member’s discretion, an IP Member whose employment with the Woodbridge Employer is terminated contemporaneously with such IP Member becoming employed by another entity within Woodbridge shall not be treated as having been terminated, and the new employer shall become the Woodbridge Employer for purposes of this definition. For purposes of this Agreement, in the case of any Family Related Member, the termination of employment with the Woodbridge Employer of the IP Member with whom such Family Related Member is associated shall cause such Family Related Member to become a Terminated IP Member.

B-2

     “Vested Percentage” means, with respect to an IP Member and each Program Asset, that percentage to be applied in determining the amount of Carry Profit or Carry Loss to be allocated to any IP Member as set forth in the vesting provisions in Section B-2.
     “Woodbridge Employer” means, with respect to any IP Member, the Program Manager if the IP Member is an employee of the Program Manager. Otherwise it means the entity within Woodbridge that is the employer of such IP Member.
B-2 Vesting Provisions
     (a) Non-Tenured Assets. An IP Member will have a Vested Percentage of 0% in any Program Asset that is not a Tenured Asset with respect to such Member.
     (b) Tenured Assets. The Vested Percentage of an IP Member with respect to a Tenured Asset will be as follows:
(i)	Distributions or Realizations While Employed. An IP Member will have a Vested Percentage of 100% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Company from such Member’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs prior to the IP Member becoming a Terminated IP Member. For the avoidance of doubt, an IP Member shall have a Vested Percentage of 100% in any Carry Loss associated with an unreversed Impairment that arises on or prior to an IP Member becoming a Terminated IP Member.

(ii)	Termination for Cause. An IP Member will have a Vested Percentage of 0% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Company from such IP Member’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Member has become a Terminated IP Member because of the occurrence of a Cause Event with respect to such IP Member.

(iii)	Termination Not for Cause. An IP Member will have a Vested Percentage of 75% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Company from such IP Member’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Member has become a Terminated IP Member because (i) the Woodbridge Employer terminated the employment for a reason other than the occurrence of a Cause Event with respect to such IP Member or (ii) of the death, permanent disability or legal incapacity of such IP Member.

B-3

(iv)	Voluntary Resignation. An IP Member will have a Vested Percentage as determined pursuant to the following sentence in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Company from such IP Member’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Member has become a Terminated IP Member because the IP Member voluntarily left the employment of the Woodbridge Employer. For purposes of this clause (iv), the Vested Percentage shall be determined separately for each Program Asset and shall equal: (A) 25% upon the Acquisition Date of such Program Asset, (B) an additional 12.5 percentage points per year upon each of the first four anniversaries of the Acquisition Date, and (C) the remainder when the Tenured Asset is Realized.
     (c) Permitted Modifications. Notwithstanding the foregoing, the Managing Member may, after consultation with the Program Manager, modify this vesting schedule for any additional IP Member admitted to the Company pursuant to Section 7.5 of the Agreement, including granting an additional IP Member the right to have a Vested Percentage in Program Assets whose Acquisition Date preceded the time such additional IP Member was admitted to the Company.
     (d) Permitted Adjustments. As described in Section B-3(b), the Managing Member, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss. The ability of the Managing Member to make these adjustments shall not be restricted by the application of the vesting provisions in this Section B-2.
     (e) Family Related Member. A Family Related Member’s Vested Percentage shall be equivalent to the Vested Percentage of the IP Member associated with such Family Related Member.
B-3 Determination of Carry Accounts
     (a) Maintenance of Carry Accounts. A separate bookkeeping account (a “Carry Account”) shall be maintained for each IP Member. Immediately prior to the Company making any Carry Distributions or upon the Realization of a Program Asset, the Carry Profit (or Carry Loss) determined with respect to such distribution or Realization shall be credited (or debited, and, if necessary, to an amount below zero) to the Carry Account of each IP Member in an amount equal to such IP Member’s Carry Percentage in the Program Asset giving rise to such Carry Profit (or Carry Loss) multiplied by such IP Member’s Vested Percentage in such Carry Profit (or Carry Loss). An IP Member’s Carry Account shall be debited by the amount of Carry Distributions made to such IP Member.

B-4

     (b) Adjustments to Carry Accounts. The Managing Member, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss so that, on an aggregate basis the Carry Accounts of the IP Members more closely match the aggregate rights of the IP Members to receive Carry Distributions or to make clawback payments as provided in Article IV of the Agreement. Except to the extent the Managing Member determines otherwise (with notice to the other Members), the Managing Member intends to cause any shortfall in the aggregate net Carry Profits (i.e., net of aggregate Carry Losses) as compared to the aggregate amount of Carry Distributions (net of clawback payments) distributable to the IP Members in accordance with Article IV of the Agreement to be allocated on a pro rata basis to each Program Asset that otherwise produced Carry Profit (and among them based on the relative amounts of Carry Profit).
     (c) Deemed Realization. Solely for purposes of determining an IP Member’s Carry Account, the Managing Member may, upon the admittance of a new Carried Interest Member or at any other time, deem there to have been a Realization of one or more Program Assets at the Fair Market Value at such time of such Program Asset, in which case the deemed Carry Profit or Carry Loss derived from such deemed Realization shall be allocated among the IP Members and charged to the Carry Accounts of the IP Members. Any future actual or deemed Realization of a Program Asset shall take into account the prior deemed Realization or Realizations. Notwithstanding the foregoing, for purposes of determining an IP Member’s Vested Percentage pursuant to Section B-2, such deemed Realizations shall be disregarded.
B-4 Distributions to the IP Members
     Subject to the holdback provisions of Section 4.5 of the Agreement, each IP Member shall be entitled to receive an amount of Carry Distributions equal to the positive balance in his Carry Account, provided that the sum of all of the Carry Distributions made to date to the IP Members as a group cannot exceed the product of (A) the total Carry Distributions made to date times (B) the aggregate Carry Percentages for all of the IP Members (adjusted as necessary to take into account changes in Carry Percentages since the formation of the Company). If the amount of Carry Distributions to be made to the IP Members as a group is insufficient to reduce the positive Carry Account balances of all IP Members to zero, then Carry Distributions made to the IP Members as a group will be made pro rata among the IP Members based on their relative Carry Account balances. If the amount of Carry Distributions to be made to the IP Members exceeds the aggregate positive Capital Account balances of the IP Members, such excess shall be distributed among the IP Members in the manner that the Managing Member determines most appropriately reflects the IP Members’ relative Carry Percentages (as adjusted by the Vested Percentages) in the Program Assets giving rise to the Carry Distributions.
B-5 Responsibility for Gross Clawback Amount
     Each IP Member shall be responsible (only to the extent of Section 4.6(c) of the Agreement) for a portion of the Gross Clawback Amount equal to the negative balance, if any, in such IP Member’s Carry Account as of the final liquidating distribution of assets of the Company pursuant to Section 8.2 of the Agreement.
B-6 83(b) Election
     Each Carried Interest Member shall make a timely election under Section 83(b) of the Code with respect to such Carried Interest Member’s interest in the Company.

B-5

AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
PF PROGRAM PARTNERSHIP, LP
[ Previously Named: Woodbridge Equity Fund II LP ]
Date: March 13, 2009

     -i-

		Page

7.6	Reimbursement for Payments on Behalf of a Partner	15

ARTICLE VIII DURATION AND TERMINATION		16
8.1	Term	16
8.2	Termination and Liquidation	16

ARTICLE IX VALUATION OF PARTNERSHIP ASSETS		17
9.1	Normal Valuation	17
9.2	Restrictions on Transfer or Blockage	17

ARTICLE X BOOKS OF ACCOUNTS; MEETINGS		18
10.1	Books	18
10.2	Fiscal Year	18
10.3	Reports	18

ARTICLE XI MISCELLANEOUS		18
11.1	Amendments	18
11.2	Successors	19
11.3	Governing Law; Severability	19
11.4	Notices	19
11.5	Arbitration	19
11.6	Miscellaneous	20
11.7	No Third Party Beneficiaries	20

APPENDIX A: TAX AND ACCOUNTING PROVISIONS		A-1
A-1	Definitions	A-1
A-2	Maintenance of Capital Accounts	A-2
A-3	Allocations of Profits and Losses	A-4
A-4	Regulatory Allocations and Special Allocations	A-4
A-5	Tax Allocations	A-5
A-6	Tax Matters Partner; Management Authority Regarding Tax and Accounting	A-6

APPENDIX B: APPORTIONMENT AND MODIFICATION OF CARRIED INTEREST TO IP LIMITED PARTNERS		B-1
B-1	Definitions	B-1
B-2	Vesting Provisions	B-3
B-3	Determination of Carry Accounts	B-4
B-4	Distributions to the IP Limited Partners	B-5
B-5	Responsibility for Gross Clawback Amount	B-5
B-6	83(b) Election	B-5
     -iii-

AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
PF PROGRAM PARTNERSHIP, LP
     THIS AGREEMENT OF LIMITED PARTNERSHIP is deemed to be effective as of March 13, 2009 (the “Effective Date”), by and among the General Partner, the Sponsor Partner, the IP Limited Partners, the Program Manager and the Residual Limited Partner (each as defined below).
     WHEREAS, the Partnership (as defined below) was formed pursuant to (a) the Certificate (as defined below) and (b) an Agreement of Limited Partnership (the “Initial Agreement”), between the General Partner, as general partner, and Woodbridge Holdings Corporation, a Florida corporation, as the sole limited partner (the “Initial Limited Partner”);
     WHEREAS, in furtherance of this Agreement, the Initial Limited Partner has transferred its interest in the Partnership to the Program Manager and the Program Manager has transferred such interest to the General Partner which hereafter shall be considered the General Partner’s interest;
     WHEREAS, the parties to this Agreement wish to amend and restate the Initial Agreement in its entirety as hereinafter set forth, and to admit the IP Limited Partners, the Sponsor Partner and the Residual Limited Partner as partners to the Partnership.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
GENERAL PROVISIONS
1.1 Formation
     The Partners hereby agree to continue a limited partnership (the “Partnership”) pursuant to and in accordance with the Delaware Revised Uniform Limited Partnership Act, as amended from time to time (the “Partnership Act”). The term of the Partnership (the “Term”) commenced upon the filing of the Certificate of Limited Partnership (the “Certificate”) with the Secretary of State of Delaware (the date of such filing is referred to herein as the date of “formation” of the Partnership) and shall continue until dissolution and termination of the Partnership in accordance with the provisions of ARTICLE VIII hereof.

1.2 Name
     As of the date hereof, the Partners hereby agree that the name of the Partnership shall be PF Program Partnership, LP, and the General Partner shall file a certificate of amendment effecting such name change. The General Partner shall be entitled to further change the name as the General Partner may designate from time to time.
1.3 Purpose
     The Partnership is organized for the principal purpose of (i) acquiring, managing, and supervising the interests in the Program Assets, and (ii) engaging in such other activities incidental or ancillary thereto as the General Partner deems necessary or advisable.
1.4 Principal Office
     The General Partner shall maintain a principal office in Fort Lauderdale, Florida, or at such other place or places as the General Partner may from time to time designate.
ARTICLE II
DEFINITIONS; DETERMINATIONS
2.1 Definitions
     Capitalized terms used in this Agreement have the meanings set forth below or as otherwise specified herein:
     “Agreement” means this Amended and Restated Agreement of Limited Partnership of PF Program Partnership, LP, as amended or modified from time to time in accordance with its terms.
     “Alternative Clawback Reserve” has the meaning set forth in Section 4.5.
     “Capital Account” is the account established for each Partner in accordance with the provisions of Appendix A hereto.
     “Capital Proceeds” means any Investment Proceeds received by the Partnership in respect of a Program Asset that are attributable to a Realization event.
     “Carried Interest Partners” means the Sponsor Partner, the IP Limited Partners, and the Residual Limited Partner, in their capacities as Partners entitled to receive Carry Distributions.
     “Carry Distributions” means those distributions paid to the Carried Interest Partners in their capacities as such pursuant to Section 4.3(a)(ii) and Section 4.3(a)(iii)(B).

     “Carry Percentage” means, with respect to a Carried Interest Partner, its percentage interest in Carry Distributions as set forth for such Partner on Schedule I hereof.
     “Certificate” has the meaning set forth in Section 1.1.
     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
     “Contributed Property” means (i) 2,608,696 shares of Series B Convertible Preferred Stock of Pizza Fusion Holdings, Inc.; (ii) warrants to purchase 1,500,000 shares of such stock; and (iii) all additional rights to acquire warrants and shares as described in the Purchase Agreement between Woodbridge Equity Fund II LP and Pizza Fusion Holdings, Inc., dated September 18, 2008.
     “Covered Party” means each of the Partners, a director, officer, partner or member (or a former director, officer, partner or member) of any Partner, and to the extent approved by the General Partner in its sole discretion, any other employee of a Partner or an agent acting at the direction of the General Partner or the Program Manager, and in any such case, the heirs and legal representatives of any such person.
     “Current Proceeds” means any Investment Proceeds received by the Partnership in respect of a Program Asset that are not attributable to a Realization event, including dividends, rents, or interest with respect to such Program Asset.
     “Deal Fees” means those amounts received by the General Partner (or an affiliate of the General Partner) as break-up fees, director fees, “flip” fees, investment banking, consulting, or similar transaction fees, but not including any amount received as reimbursement for expenses directly related to the provision of such services for which the fee is being paid. “Deal Fees” also means all amounts earned by any employee or agent (in such capacity) of the Program Manager with respect to a Program Asset or other activities of the Partnership, but not including payments to such employee or agent from the Program Manager.
     “Effective Date” has the meaning set forth in the Recitals.
     “Fair Market Value” of a security or a Program Asset means the amount that would be realized as Investment Proceeds if such security or Program Asset had been sold at its “value” (determined in accordance with Article IX).
     “Family Related Partner” means, with respect to any IP Limited Partner, any Person who is a spouse or lineal descendent of the parents of such IP Limited Partner or any Person which is a trust formed by such IP Limited Partner for investment by or for the benefit of such IP Limited Partner’s spouse or any lineal descendants of the parents of such IP Limited Partner or of such IP Limited Partner’s spouse and/or any charitable organization; provided that any cause of action or other dispute arising in relation to a Family Related Partner’s interest may only be pursued by the IP Limited Partner associated with such Family Related Partner, except if such IP Limited Partner has died or become legally incapacitated.
     “GAAP” has the meaning set forth in Section 10.3.

     “General Partner” means PF Program GP, LLC, in its capacity as general partner of the Partnership, and any successor general partner of the Partnership.
     “Gross Clawback Amount” has the meaning specified in Section 4.6.
     “Impairment” means, with respect to a Program Asset, a determination by the General Partner that the Program Asset is not expected to be able to provide for cash flow or realization proceeds a return to investors of at least the amount of Invested Capital associated with such asset as well as a 10% per annum compounded annual return on such Invested Capital. The General Partner’s determination that a Program Asset has suffered an Impairment for purposes of this Agreement shall be independent of any determination that the value of the Program Asset is reduced for purposes of the financial statements prepared under generally accepted accounting principles.
     “Initial Agreement” has the meaning set forth in the Recitals.
     “Initial Limited Partner” has the meaning set forth in the Recitals.
     “Invested Capital” has the meaning set forth in Section 3.1.
     “Investment Proceeds” means the gross investment returns (whether in the form of cash, securities, or other property) received by the Partnership in respect of the Partnership’s Invested Capital in any Program Assets (i.e., in its capacity as an investor and not with respect to the provision of any services with respect to such Program Assets or to any other investor in such Program Assets). For the avoidance of doubt, the amount of Investment Proceeds shall be determined without regard to any management fees, carried interest, or similar deductions that may be charged by the General Partner or the Program Manager to any investment vehicle through which the Partnership holds any of its investments.
     “IP Clawback Reserve” has the meaning set forth in Section 4.5.
     “IP Limited Partners” means any Persons designated as IP Limited Partners on Schedule I hereof, in their capacities as limited partners of the Partnership, or any other Persons that are admitted as IP Limited Partners in accordance with the terms hereof, in each case for so long as such Persons continue to be IP Limited Partners hereunder, and “IP Limited Partner” shall mean each of such Persons individually.
     “Limited Partners” means the IP Limited Partners and the Residual Limited Partner, and “Limited Partner” shall mean each of such Persons individually.
     “Overall Hurdle Clawback” has the meaning set forth in the limited partnership agreement governing Woodbridge Executive Incentive Plan 1, LP.
     “Partners” means collectively the General Partner (including in its capacity as Sponsor Partner), the Limited Partners, the Program Manager and any other Person that is admitted to the Partnership as a partner in accordance with the terms hereof, and “Partner” shall mean each of such persons individually.
     “Partnership” has the meaning set forth in Section 1.1.

     “Partnership Act” has the meaning set forth in Section 1.1.
     “Person” means an individual, a partnership (general, limited, or limited liability), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental, quasi-governmental, judicial, or regulatory entity or any department, agency, or political subdivision thereof.
     “Platform” means all of the program partnerships (or other entities) that are designated as a “Program Partnership” in accordance with the terms of the governing agreement of Woodbridge Executive Incentive Plan 1, LP.
     “Portfolio Company” means Pizza Fusion Holdings, Inc. and such other entities, the interests in which are Program Assets.
     “Preferred Return” has the meaning set forth in Section 4.3.
     “Program Assets” means those assets held by the Partnership as part of the Partnership’s investment program, and “Program Asset” shall mean each of such Program Assets individually.
     “Program Expenses” means those costs, expenses, liabilities and obligations relating to the Partnership’s activities, investments and business (to the extent not borne or reimbursed by the Portfolio Company) as set forth on Schedule II hereof.
     “Program Manager” means Woodbridge Fund I, LLC.
     “Program Partnership” means each partnership (or other entity) that is designated as a “Program Partnership” in accordance with the terms of the governing documents of Woodbridge Executive Incentive Plan 1, LP. All such partnerships together with the Partnership are the “Program Partnerships.”
     “Realization” means the sale, redemption, or other disposition of, or any other receipt of a capital nature, including proceeds from the recapitalization or refinancing at the investment level (as determined by the General Partner) with respect to the whole or part of, or the permanent write-off of a Program Asset, and “Realized” shall be construed accordingly. To the extent a Program Asset has suffered an Impairment of less than the whole of the Program Asset, a portion of the Program Asset equal to the amount of the Impairment shall be treated as if sold for no consideration. If the General Partner determines that an Impairment has been reversed, the General Partner shall adjust the allocations and distributions made by the Partnership so as to reverse the effects of the prior Impairment.
     “Realized Base Contributions” has the meaning set forth in Section 4.3(a)(i).
     “Regulatory Allocations” has the meaning set forth in Appendix A hereto.
     “Reimbursement Payment” means the special payment to the Program Manager pursuant to Section 4.2.
     “Reimbursing Partner” has the meaning set forth in Section 7.6(a).
     “Residual Limited Partner” means the Person entitled to receive the amounts of Carry Distributions not made to the Sponsor Partner or the IP Limited Partners, which Person will be Woodbridge Executive Incentive Plan 1, LP.
     “Return Distributions” means those distributions to the General Partner other than Carry Distributions as set forth in Section 4.3.

     “Sponsor Partner” means the Person entitled to receive the amounts of Carry Distributions apportioned to the Sponsor Partner pursuant to the terms hereof, which Person initially will be the General Partner, in its capacity as Sponsor Partner.
     “Sponsor Proceeds” means all other proceeds received by the Partnership from or with respect to its assets other than Investment Proceeds. Sponsor Proceeds include management fees, carried interest, and Deal Fees charged by the Partnership to other investors in an investment vehicle through which the Partnership holds its assets; provided, however, that to the extent the General Partner determines that Deal Fees arising with respect to a Partnership asset are attributable to the capital invested in that asset by the Partnership, such fees will be treated as Investment Proceeds, rather than Sponsor Proceeds. For the avoidance of doubt, Deal Fees attributable to the capital invested by a third party or not attributable to any investment of capital will be treated as Sponsor Proceeds.
     “Term” has the meaning set forth in Section 1.1.
     “Transfer” means a transfer in any form, including a sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation, exchange, gift, or other disposition, or the act of so doing, whether voluntarily, by operation of law, pursuant to judicial process, or otherwise as the context requires.
     “Woodbridge” means Woodbridge Holdings Corporation or any direct or indirect subsidiary of such corporation.
2.2 Determinations
     Unless otherwise indicated, any determinations or calculations conducted pursuant to this Agreement shall be determined or calculated as of the date of such determination or calculation.
ARTICLE III
INVESTED CAPITAL; CAPITAL ACCOUNTS
3.1 Invested Capital
     As of the Effective Date, the Partners shall be required to make the following contributions to the capital of the Partnership (“Invested Capital”):
     (a) The General Partner shall contribute the Contributed Property to the Partnership, which for purposes hereof shall be treated as Invested Capital of $3,392,790, and such Contributed Property will be treated as having a Book Value as defined in Appendix A hereto.
     (b) Each IP Limited Partner shall contribute $250 to the capital of the Partnership.
     (c) The Residual Limited Partner shall contribute $250 to the capital of the Partnership.

     (d) The Program Manager shall contribute $250 to the capital of the Partnership.
The right of each IP Limited Partner, the Residual Limited Partner, and the Sponsor Partner to receive Carry Distributions represents a profits interest received for services rendered or to be rendered to or for the benefit of the Partnership.
3.2 Future Contributions
     (a) Other than the required Invested Capital described in Section 3.1, any reimbursement payment pursuant to Section 7.6, or as may be required by applicable law, no Partner shall have any further obligation to contribute additional Invested Capital to the Partnership; provided that the General Partner shall be required to make special distributions to the Partnership to the extent that such special distributions are necessary to reduce any IP Limited Partner’s Alternative Clawback Reserve as described in Section 4.2(c).
     (b) The General Partner, in its discretion, whether or not in connection with the admission of any new Partner to the Partnership in accordance with Section 7.5, may permit a Partner to contribute additional Invested Capital to the Partnership under such circumstances as may be determined by the General Partner.
     (c) The General Partner may cause the Partnership to borrow funds, including from Woodbridge, under such terms as the General Partner may determine, in order to permit the Partnership to meet its liquidity needs.
3.3 Capital Accounts
     (a) A capital account shall be maintained for each Partner in accordance with the provisions of Appendix A hereto.
ARTICLE IV
DISTRIBUTIONS
4.1 Distribution Policy
     (a) Except as set forth in Section 4.1(c) and Section 4.4, the General Partner shall periodically cause excess cash or cash equivalents held in the Partnership to be distributed to the Limited Partners in accordance with Section 4.3.
     (b) Distributions may be in the form of cash, property, or securities. Except as otherwise provided herein, for purposes of this Agreement, an in-kind distribution of non-cash property shall be treated as if an amount of cash equal to the Fair Market Value of such property had been distributed.

     (c) In determining the amounts that may be available for distribution to the Partners, the General Partner shall first cause the Partnership to satisfy its current obligations, including its obligation to make any Reimbursement Payment to the Program Manager in accordance with Section 4.2. In addition, the General Partner may cause the Partnership to retain such amounts as the General Partner determines are appropriate to act as reserves for any fixed or contingent payments or liabilities of the Partnership (including future amounts of Reimbursement Payments) for which the Partnership may be liable.
4.2 Reimbursement Payment
     Prior to making any distributions to the Partners pursuant to Section 4.3, the Partnership shall make a reimbursement payment (the “Reimbursement Payment”) to the Program Manager equal to the amount of Program Expenses (including, for the avoidance of doubt, interest accruing on the Program Manager’s line of credit used to finance such expenses) borne by, and required to be paid by, the Program Manager that have yet to be reimbursed by the Partnership to the Program Manager.
4.3 Priority of Distributions
     After making any Reimbursement Payment pursuant to Section 4.2, except to the extent specifically provided in this Agreement to the contrary, distributions by the Partnership shall be made among the Partners as follows:
     (a) Capital Proceeds and Sponsor Proceeds. Distributions designated as Capital Proceeds or Sponsor Proceeds by the General Partner shall be distributed as follows:
(i)	First, 100% to the General Partner as “Return Distributions” until the General Partner has received aggregate distributions sufficient to provide the General Partner a 10% per annum cumulative annually compounded internal rate of return (the “Preferred Return”) on the General Partner’s Invested Capital attributable to all Program Assets (or portion thereof) that have been Realized (such Invested Capital, the “Realized Base Contributions”), provided that for purposes of determining the Preferred Return, the Invested Capital attributable to the contribution of the Contributed Property shall be treated as having been made on September 18, 2008. The General Partner will include as Return Distributions any amounts received that relate to the investment in such Program Assets, regardless of whether such amounts are received through, or outside of, the Partnership. For the avoidance of doubt, an “internal rate of return” calculation encompasses a return of, as well as a return on, the Realized Base Contributions.

(ii)	Second, 20% to the General Partner (as additional Return Distributions) and 80% to the Carried Interest Partners (and among them as provided in Section 4.4) as “Carry Distributions,” until the aggregate amount of Carry Distributions equals 20% of the excess of (A) the aggregate amount of Return Distributions and Carry Distributions distributed over (B) the Realized Base Contributions; and

(iii)	Thereafter, between the General Partner and the Carried Interest Partners as follows:
(A)	The General Partner is allocated an additional amount (as additional Return Distributions) so that the aggregate amount of Return Distributions distributed to the General Partner equals the sum of (1) the Realized Base Contributions plus (2) 80% of the amount by which the aggregate Investment Proceeds received by the Partnership exceeds the Realized Base Contributions; and

(B)	The remainder to the Carried Interest Partners as additional Carry Distributions.
     (b) Current Proceeds. Distributions designated as Current Proceeds by the General Partner shall be distributed in the same manner as Capital Proceeds and Sponsor Proceeds pursuant to Section 4.3(a) except that for purposes of applying those provisions with respect to a particular distribution of Current Proceeds, the Program Asset giving rise to such Current Proceeds will be deemed to have been Realized for an amount equal to the Invested Capital (and taking into account any prior unreversed Impairment with respect to such Program Asset) attributable to such Program Asset immediately prior to the distribution of such Current Proceeds.
4.4 Apportionment of Carry Distributions
     Carry Distributions will be made to and among the Carried Interest Partners in the following amounts:
     (a) Distributions to the Sponsor Partner. The Sponsor Partner shall in all cases receive 35% of all Carry Distributions.
     (b) Distributions to the IP Limited Partners. The IP Limited Partners as a group shall receive a portion of Carry Distributions, which portion shall not exceed the aggregate Carry Percentages of the IP Limited Partners, but which may be reduced by the vesting and other provisions in Appendix B hereto. The provisions of Appendix B will govern the determination of each IP Limited Partner’s share of such Carry Distributions.
     (c) Distributions to the Residual Limited Partner. Carry Distributions not made to the Sponsor Partner or the IP Limited Partners shall be made to the Residual Limited Partner. For the avoidance of doubt, any reductions in Carry Distributions to the IP Limited Partners pursuant to the vesting provisions set forth in Appendix B hereto shall accrue to the benefit of the Residual Partner.

4.5 IP Clawback Reserve
     (a) Notwithstanding the provisions of Section 4.3 and Section 4.4 and Appendix B hereto, 25% (adjusted as provided in Section 4.5(b) below) of any Carry Distributions that are available for distribution to an IP Limited Partner shall be withheld by the Partnership, and a separate bookkeeping account (an “IP Clawback Reserve”) shall be established for such IP Limited Partner by the Partnership for tracking deposits, withdrawals, and interest earned with respect to such account. The Partnership may aggregate each of the IP Clawback Reserves within a single interest-bearing Partnership bank account.
     (b) Each time that the Partnership is to make a distribution of Carry Distributions, the General Partner (together with the general partners of each of the other Program Partnerships) will review the remaining Program Assets and the assets within each other Program Partnership in the Platform to determine whether any of the cumulative assets have suffered an Impairment that has not been reversed, and if so, the effect that such Impairment would have on the ability of Woodbridge (in its capacity as an investor in such program partnership) to receive proceeds from such Program Partnership sufficient to provide Woodbridge with at least a 10% annual cumulative compounded internal rate of return on its Invested Capital (as defined by the governing agreement of such Program Partnership) in such Program Partnership. If the General Partner determines that the Impairment would prevent such minimum return from being achieved, the General Partner may increase the percentage (but not in excess of 100%) of Carry Distributions to be contributed to the IP Clawback Reserve of any Executive IP Partner (as defined below) in order to add to such IP Clawback Reserve an amount which, when combined with the other reserves being established by the other Program Partnerships and by Woodbridge Executive Incentive Plan 1, LP with respect to such Executive IP Partner, will cover such Executive IP Partner’s share of the Overall Hurdle Clawback that is anticipated to arise.
(i)	“Executive IP Partner” shall mean any person who is both an IP Limited Partner and a limited partner of Woodbridge Executive Incentive Plan 1, LP.

(ii)	For the avoidance of doubt, the General Partner shall not increase the percentage of Carry Distributions to be contributed to the IP Clawback Reserve of any IP Limited Partner who is not an Executive IP Partner.
     (c) Notwithstanding the foregoing, in the General Partner’s discretion, rather than depositing amounts in the IP Clawback Reserve for an IP Limited Partner, the General Partner may cause such amounts to be distributed to the General Partner as additional Return Distributions, which will be credited to a special bookkeeping account (an “Alternative Clawback Reserve”) for the benefit of such IP Limited Partner. The balance in the Alternative Clawback Reserve shall be increased from time to time by an interest factor equal to the interest earned on the IP Clawback Reserve (or, if there is no IP Clawback Reserve, on the rate of interest that the Partnership would receive on an interest-bearing bank account).
     (d) As set forth in Section 4.6, at the expiration of the Term of the Partnership, each IP Limited Partner will be responsible for a share of the Gross Clawback Amount, if any.
(i)	To satisfy an IP Limited Partner’s share, amounts will first be taken from such IP Limited Partner’s Alternative Clawback Reserve. To the extent that such IP Limited Partner’s share is not satisfied, amounts will be taken from such IP Limited Partner’s IP Clawback Reserve.

(ii)	(A) To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an IP Limited Partner who is not an Executive IP Partner of the Gross Clawback Amount, an amount of Return Distributions that would otherwise be payable to the General Partner or Carry Distributions otherwise payable to the Sponsor Partner equal to such excess, shall instead be specially distributed to the applicable IP Limited Partner without regard to Section 4.3, which distributions will reduce on a dollar-for-dollar basis the amount in such IP Limited Partner’s Alternative Clawback Reserve. If the full amount of such excess cannot be so distributed, the shortfall shall be contributed by the General Partner to the Partnership for special distribution to the applicable IP Limited Partner.

(iii)	(B) To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an Executive IP Partner of the Gross Clawback Amount, such excess amounts will be added to the Alternative Clawback Reserve established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.

(iv)	(A) For any IP Limited Partner who is not an Executive IP Partner, to the extent amounts in such IP Limited Partner’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such IP Limited Partner’s share of the Gross Clawback Amount, such amounts will be released by the Partnership to the applicable IP Limited Partner.

(B) For any Executive IP Partner, to the extent amounts in such Executive IP Partner’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such Executive IP Partner’s share of the Gross Clawback Amount, such amounts will be added to the Clawback Reserve established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.
     (e) Prior to the expiration of the Term of the Partnership, the General Partner, in its discretion, may release reserved amounts to an IP Limited Partner who is not an Executive IP Partner by (i) causing special distributions reducing such IP Limited Partner’s Alternative Clawback Reserve or causing contributions and special distributions, each as described in Section 4.5(d) above, or (ii) distributing amounts to an IP Limited Partner from such IP Limited Partner’s IP Clawback Reserve, in either case to the extent the General Partner determines that such released amounts are not necessary to secure such IP Limited Partner’s share of the Gross Clawback Amount, each as described in Section 4.6. Similarly the General Partner may, in its discretion, move amounts to the Alternative Clawback Reserve or the Clawback Reserve of an Executive IP Partner established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.

4.6 Clawback Obligations
     (a) Following the final liquidating distribution of assets pursuant to Section 8.2, if there have been any Carry Distributions, the General Partner shall determine the additional amount of Return Distributions (the “Gross Clawback Amount”), if any, that would need to have been distributed to the General Partner in connection with such final liquidating distribution so that each of the following would have been true:
(i)	The General Partner would have received sufficient Return Distributions to provide it with at least the Preferred Return on the General Partner’s Invested Capital, as calculated pursuant to Section 4.3(a)(i); and

(ii)	The General Partner would have received Return Distributions at least equal to the amount of its Invested Capital plus 80% of the amount by which the aggregate Investment Proceeds received by the Partnership exceeded the General Partner’s Invested Capital.
     (b) Each Carried Interest Partner shall be responsible for returning to the Partnership, for distribution to the General Partner, its share of the Gross Clawback Amount, determined as follows:
(i)	The Sponsor Partner shall be responsible for its Carry Percentage (i.e., 35%);

(ii)	The IP Limited Partners as a group shall be responsible for their aggregate Carry Percentage of the Gross Clawback Amount, with each such IP Limited Partner being severally (and not jointly) responsible for the amount determined pursuant to Appendix B hereto and only to the extent of clause (c) below; and

(iii)	The Residual Limited Partner shall be responsible for its Carry Percentage of the Gross Clawback Amount;
provided that if Carry Percentages have changed over the Term of the Partnership, the determination shall be based on the relative amounts of Carry Distributions received over the Term of the Partnership or any other method determined by the General Partner to appropriately take into account such variations.
     (c) In no event will an IP Limited Partner be personally liable for a clawback obligation that exceeds the aggregate amount of such IP Limited Partner’s Alternative Clawback Reserve and IP Clawback Reserve. In no event shall an IP Limited Partner be responsible for another Partner’s share of the Gross Clawback Amount.

     (d) The Residual Limited Partner’s obligation to satisfy its clawback obligation will be limited to those amounts established as a clawback reserve under the terms of the limited partnership agreement governing the Residual Limited Partner and will be a several (and not joint) obligation of the partners in the Residual Limited Partner.
ARTICLE V
PROGRAM MANAGER
5.1 Program Manager
     The Program Manager will be responsible for managing the day-to-day activities of the Partnership and the Partnership’s assets, subject to the direction of the General Partner; provided that the Program Manager will have no authority to legally bind the Partnership without the express consent of the General Partner.
5.2 Fees
     The Program Manager shall not be entitled to any fees, payments, or distributions other than as expressly provided herein, or as otherwise approved by the General Partner. To the extent the Program Manager or any employee or agent (in such capacity) of the Program Manager receives any Deal Fees with respect to a Program Asset, the calculations called for in this Agreement will be adjusted so that total amounts received by the Program Manager or such employee or agent (in such capacity) of the Program Manager are the same as if all such Deal Fees had been paid to the Partnership.
ARTICLE VI
GENERAL PARTNER
6.1 Management Authority
     (a) The management of the Partnership shall be vested exclusively in the General Partner, and the General Partner shall have full control over the business and affairs of the Partnership. The General Partner shall have the power on behalf and in the name of the Partnership to carry out any and all of the objectives and purposes of the Partnership and to perform all acts and enter into and perform all contracts and other undertakings which the General Partner, in its reasonable discretion, deems necessary or advisable or incidental thereto, including the power to acquire and dispose of any security (including marketable securities) or incur indebtedness or guarantee the indebtedness of the Portfolio Company.
     (b) Third parties dealing with the Partnership can rely conclusively upon the General Partner’s certification that it is acting on behalf of the Partnership and that its acts are authorized. The General Partner’s execution of any agreement on behalf of the Partnership is sufficient to bind the Partnership for all purposes.

     (c) The General Partner will have the right and power to establish the availability and terms of any offering of opportunities for an IP Limited Partner or any Family Related Partner or any other “friend or family member” of an IP Limited Partner to co-invest alongside the Partnership in all or part of the Partnership’s investments.
6.2 No Liability to Partnership or Limited Partners
     No Covered Party shall be liable to the Partnership or any Partner for any action taken, or failure to act, on behalf of the Partnership (or on behalf of the General Partner or the Program Manager with respect to the Partnership) if such Covered Party (a) acted honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager for the benefit of the Partnership; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Covered Party had reasonable grounds for believing that the Covered Party’s conduct was lawful. In addition, any Covered Party who has delegated to any other Person (other than to another Covered Party) any part of its functions (including participating in the management of or rendering professional advice or other services in respect of any Program Asset) shall not be liable, responsible, or accountable in damages or otherwise to the Partnership or to any Partner for any loss incurred or suffered by reason of any action by such other Person unless the delegating Covered Party did not (x) act honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager for the benefit of the Partnership; and (y) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, have reasonable grounds for believing that the Covered Party’s conduct was lawful with respect to such delegation. For the avoidance of doubt, nothing in the immediately preceding sentence shall be deemed to prevent the Partnership, the General Partner or the Program Manager from asserting a cause of action against the delegate of a Covered Party for any loss caused by the action, or failure to act, of such delegate and the General Partner shall cause the Partnership to effectively pursue any such cause of action to the extent it would be in the reasonable best interests of the Partnership to do so.
6.3 Indemnification
     (a) Subject to Section 6.3(c), the Partnership shall indemnify each Covered Party against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Covered Party in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Covered Party is involved because of such Covered Party’s association with the Partnership, the General Partner, or the Program Manager if such Covered Party (i) acted honestly and in good faith with a view to the best interests of the Partnership or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager and for the benefit of the Partnership; and (ii) had reasonable grounds for believing that such Covered Party’s conduct was lawful, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty.

     (b) Subject to Section 6.3(c), the Partnership shall advance moneys to a Covered Party for the costs, charges, and expenses of a proceeding referred to in Section 6.3(a). The Covered Party shall repay the moneys if the Covered Party does not fulfill the conditions of Section 6.3(a).
     (c) Before seeking indemnification from the Partnership, a Covered Party seeking such indemnification shall use all reasonable efforts to seek indemnification from the following sources (in the following order of priority): first, from the Portfolio Company, including any insurance provided by, or purchased on behalf of a Covered Party by, the Portfolio Company; and second, from the General Partner or the Program Manager, including from any insurance provided by the General Partner or the Program Manager. To the extent any unpaid indemnification obligation remains after the Covered Party has received indemnification from the foregoing sources, the Partnership shall indemnify such Covered Party for such shortfall.
ARTICLE VII
LIMITED PARTNERS
7.1 Limited Liability
     No Limited Partner shall be personally liable for any obligations of the Partnership or have any obligation to make contributions to the Partnership other than such Limited Partner’s initial contribution pursuant to Section 3.1 or as required pursuant to Section 4.6 or Section 7.6; provided that a Limited Partner shall be required to return any distribution made to it in error. To the extent any Limited Partner is required by the Partnership Act to return to the Partnership any distributions made to it and does so, such Limited Partner shall have a right of contribution from each other Limited Partner similarly liable to return distributions made to it to the extent that such Limited Partner has returned a greater percentage of the total distributions made to it and required to be returned by it than the percentage of the total distributions made to such other Limited Partner and so required to be returned by it.
7.2 No Participation in Management
     The Limited Partners (in their capacity as such) shall not participate in the control, management, direction, or operation of the affairs of the Partnership and shall have no power to bind the Partnership.
7.3 Transfer of Limited Partnership Interests
     (a) A Limited Partner may not Transfer all or a portion of its interest in the Partnership without the consent of the General Partner; provided that the General Partner shall not unreasonably withhold its consent to a Transfer by an IP Limited Partner to a Family Related Partner of such IP Limited Partner.

     (b) Unless and until the General Partner consents to the admission of a transferee as a substituted Limited Partner in accordance with this Section 7.3, the transferor shall remain liable for all liabilities and obligations relating to the transferred beneficial interest, if any, and the transferee shall become an assignee of only a beneficial interest in Partnership profits, losses and distributions of such interest. No consent of any other Limited Partner shall be required as a condition precedent to any Transfer.
     (c) Unless the General Partner otherwise determines in its sole discretion, the transferor and transferee of any Limited Partner’s interest shall be jointly and severally obligated to reimburse the General Partner and the Partnership for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Limited Partner’s interest, whether or not consummated.
     (d) Any substituted Limited Partner admitted to the Partnership with the consent of the General Partner shall succeed to all the rights and be subject to all the obligations of the transferring or assigning Limited Partner with respect to the interest to which such Limited Partner was substituted. The General Partner may modify Schedule I hereof to reflect such admittance of any substituted Limited Partner. Such substituted Limited Partner shall be treated as having received all of the allocations and distributions received by the transferring or assigning Limited Partner, if any.
     (e) Any Transfer that violates this Section 7.3 shall be void and the purported buyer, assignee, transferee, pledgee, mortgagee, or other recipient shall have no interest in or rights to Partnership assets, profits, losses, or distributions, and neither the General Partner nor the Partnership shall be required to recognize any such purported interest or rights.
7.4 No Termination
     Neither the substitution, death, incompetency, dissolution (whether voluntary or involuntary), nor bankruptcy of a Limited Partner shall affect the existence of the Partnership, and the Partnership shall continue for the Term of the Partnership until its existence is terminated as provided herein.
7.5 Additional Limited Partners
     Additional Limited Partners will be admitted only with the consent of the General Partner on such terms as agreed upon by the General Partner and the Person seeking admission to the Partnership.
7.6 Reimbursement for Payments on Behalf of a Partner
     (a) If the Partnership is obligated to pay any amount to a governmental agency or body or to any other Person (or otherwise make a payment) because of a Partner’s status or otherwise specifically attributable to a Partner (including, without limitation, federal withholding taxes with respect to foreign Partners, state withholding taxes, state personal property taxes, state unincorporated business taxes, etc.) then such Partner (the “Reimbursing Partner”) shall reimburse the Partnership in full for the entire amount paid (including, without limitation, any interest, penalties, and expenses associated with such payment). At the election of the General Partner, the amount to be reimbursed may be charged against the Capital Account of the Reimbursing Partner, and the Partnership shall reduce subsequent distributions which would otherwise be made to the Reimbursing Partner until the Partnership has recovered the amount to be reimbursed; provided that the amount of such reduction shall be deemed to have been distributed for all purposes of this Agreement, but such deemed distribution shall not further reduce the Reimbursing Partner’s Capital Account.

     (b) A Partner’s obligation to reimburse the Partnership under this Section 7.6 shall survive the termination, dissolution, liquidation, and winding-up of the Partnership, and for purposes of this Section 7.6, the Partnership shall be treated as continuing in existence.
ARTICLE VIII
DURATION AND TERMINATION
8.1 Term
     The Partnership shall continue until the occurrence of any of the following events: (i) the entry of a decree of judicial dissolution under the Act or (ii) an election by the General Partner to dissolve the Partnership.
8.2 Termination and Liquidation
     (a) The Partnership shall not terminate immediately upon the expiration of its Term under Section 8.1, but shall cease to engage in further business except to the extent necessary to promptly wind-up its affairs, perform existing contracts, and preserve the value of the Program Assets.
     (b) During the course of winding-up the Partnership all of the provisions of this Agreement shall continue to bind the parties and apply to the activities of the Partnership except as specifically provided to the contrary, but there shall be no distributions to the Partners except as provided in this Section 8.2.
     (c) Upon the expiration of the Partnership’s Term, the General Partner shall take such actions as it may think fit for winding-up the Partnership and liquidating the Program Assets, including:
(i)	The filing of all certificates and notices of dissolution as are required by applicable law; and

(ii)	The Realization of any Program Asset (unless the General Partner intends to distribute such Program Asset in kind); provided that all such Realizations shall be conducted in an orderly and businesslike manner so as not to involve undue sacrifice.

The General Partner in taking such actions may exercise and shall have the benefit of all rights, powers, and discretions vested in the General Partner pursuant to the provisions of this Agreement. If the General Partner is not able to act as the liquidator of the Partnership or exercise the powers inherent thereto, a liquidator shall be appointed by the Residual Limited Partner.
     (d) Upon dissolution of the Partnership, all Partnership assets shall be distributed or used as follows and in the following order of priority:
(i)	For the payment of the debts and liabilities of the Partnership, including, without limitation, the expenses of liquidation.

(ii)	For the setting up of any reserves which the General Partner may deem reasonably necessary for any liabilities or obligations of the Partnership.

(iii)	To the Partners in accordance with the provisions of Article IV.
     (e) The Partnership shall be terminated only after the Partnership assets have been distributed as provided in this Section 8.2.
ARTICLE IX
VALUATION OF PARTNERSHIP ASSETS
9.1 Normal Valuation
     For purposes of this Agreement, the value of any asset as of any date (or in the event such date is a holiday or other day which is not a business day, as of the immediately preceding business day) shall be valued by the General Partner in good faith using methods it considers appropriate.
9.2 Restrictions on Transfer or Blockage
     Any security which is held under a representation that it has been acquired for investment purposes and not with a view to public sale or distribution, or which is held subject to any other restriction on transfer, or where the size of the Partnership’s holdings compared to the trading volume would adversely affect the marketability of such security, shall be valued at such discount as the Program Manager deems reasonably necessary to reflect the marketability and value of such security.

ARTICLE X
BOOKS OF ACCOUNTS; MEETINGS
10.1 Books
     The Partnership shall maintain complete and accurate books of accounts of the Partnership’s affairs at the Partnership’s principal office.
10.2 Fiscal Year
     The fiscal year and taxable year of the Partnership shall be the calendar year, unless otherwise determined by the General Partner.
10.3 Reports
     The General Partner shall furnish to each Partner the following information and reports prepared in accordance with U.S. generally accepted accounting principles (“GAAP”):
     (a) As soon as practicable after the end of each fiscal year commencing with the first year in which the Partnership is in operation for a full fiscal year, (i) financial statements for the Partnership for such year (audited by a firm of independent certified public accountants of recognized national standing selected by the General Partner), and (ii) a statement of each Partner’s closing Capital Account balance as of the end of such year; and
     (b) As soon as practicable after the end of each fiscal year, the Partnership’s United States federal income tax return, including such Partner’s Schedule K-1 for such fiscal year.
ARTICLE XI
MISCELLANEOUS
11.1 Amendments
     This Agreement may be amended by the written consent of the General Partner, provided that if such amendment would adversely affect any Carried Interest Partner, then the Carried Interest Partner so affected must consent to such amendment. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended by the General Partner without the consent of any other Partner in order to cure any ambiguity or error, make an inconsequential revision, provide clarity, comply with any law or regulation or correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; provided that, except with respect to amendments necessary to comply with any law or regulation, such amendment does not materially and adversely affect any Limited Partner.

11.2 Successors
     Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Partners and their legal representatives, heirs, successors, and assigns.
11.3 Governing Law; Severability
     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and, to the maximum extent possible, in such manner as to comply with all the terms and conditions of the Partnership Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only in such jurisdiction and only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
11.4 Notices
     All notices, demands, and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given on the date when personally delivered, when mailed by first class mail, when sent by facsimile or transmitted by email or the internet, or when sent by reputable overnight courier service, in each case to the recipient at the address, facsimile number or email address set forth in Schedule I hereof or to such other address, facsimile number, or email address, or to the attention of such other Person as has been indicated in writing to the General Partner.
11.5 Arbitration
     The parties to this Agreement shall each use good faith efforts for a period of 30 days (or such longer time as agreed to by the applicable parties) to try to resolve any controversy, dispute, or claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof. Thereafter, if such controversy, dispute, or claim remains, it shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Fort Lauderdale, Florida, pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating the controversy, dispute, or claim that led to arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second arbitrator in the answer thereto within 30 days of receipt of the request; provided that if there are multiple initiating or answering parties, the arbitrator selected must be reasonably acceptable to all initiating or answering parties, as applicable. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the 30-day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within 60 days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Delaware shall govern.

11.6 Miscellaneous
     This Agreement (including the Appendices hereto) contains the entire agreement among the parties and supersedes all prior arrangements or understanding with respect thereto. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one agreement. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, the feminine, and the neuter.
11.7 No Third Party Beneficiaries
     No Person that is not a party hereto shall have any rights or obligations pursuant to this Agreement. The rights and obligations set forth herein are for the benefit of the parties hereto only and do not create or grant any rights to third parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GENERAL PARTNER: SPONSOR PARTNER: PF PROGRAM GP, LLC
By:	WOODBRIDGE FUND I, LLC, its Sole Member

By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

RESIDUAL LIMITED PARTNER: WOODBRIDGE EXECUTIVE INCENTIVE PLAN 1, LP
By:	WOODBRIDGE FUND I, LLC, its General Partner

By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

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IP LIMITED PARTNERS:
/s/ Alan B. Levan
Alan B. Levan

/s/ John E. Abdo
John E. Abdo

/s/ Seth M. Wise
Seth M. Wise

PROGRAM MANAGER: WOODBRIDGE FUND I, LLC
By:	WOODBRIDGE HOLDINGS CORPORATION, its sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

INITIAL LIMITED PARTNER: WOODBRIDGE HOLDINGS CORPORATION
By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

Schedule I
PF Program Partnership, LP
List of Carried Interest Partners and Applicable Carry Percentages

Carried Interest Partner	Carry Percentage

Sponsor Partner	35.0%

IP Limited Partners (divided as listed below)	32.5%

Alan Levan	38.25%

Jack Abdo	38.25%

Seth Wise	23.50%

Residual Limited Partner	32.5%

TOTAL	100.0%

Schedule II
Program Expenses

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Salaries and bonuses

Salary for any investment professionals of the Program Manager, except in the case where Woodbridge Holdings executives are the investment professionals.

Salaries and cash bonus of direct dedicated staff members.
Salaries and bonuses

Woodbridge Holdings incentive stock options or stock grants to any investment professional or dedicated staff member as part of a Woodbridge Holdings-wide incentive compensation program.

Direct Expenses

Direct dedicated expenses incurred directly by the Program Manager, including rent, facilities charges, equipment and supplies, except in the case where Woodbridge Holdings executives are the investment professionals.

Outside legal and accounting expenses incurred for services rendered with respect to the Program Manager or the Partnership, including formation costs, and tax return preparation.

Unreimbursed costs of transactions, including due diligence expenses and the carrying costs of deposits, to the extent the transaction that generated the cost does not close.

Travel expenses neither capitalized as part of the acquisition of a completed transaction nor borne by the target company.

Standard charges by internal Woodbridge Holdings personnel for provision of back-office support services directly related to the program or Program Assets (i.e., providing the accounting services for the Partnership, providing human resources services for the Partnership).
Direct Expenses Time of Investment Committee in evaluating investment recommendations.

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Standard charges by BFC Shared Services for back-office support services directly related to the program or Program Assets. Interest on borrowings of the Program Manager, including any that accrued at the rate of 12% compounded per annum on amounts received through a pre-approved line of credit from Woodbridge Overhead Funding, LLC. For purposes of this provision, all amounts of funds provided to the Program Manager shall be treated as borrowings and shall accrue 12% interest regardless of whether such funds were provided in the form of loans, equity capital, or otherwise.

Allocation of Woodbridge Holdings Overhead None.	Allocation of Woodbridge Holdings Overhead

General corporate overhead (i.e., public company costs, office expenses for non-dedicated staff, investor relations and accounting staff not dedicated, analytical staff providing analytics to Woodbridge Holdings, management for oversight of programs and Program Assets).

Any other overhead expenses not expressly included on this Schedule II as Program Expenses.

APPENDIX A:
Tax and Accounting Provisions
A-1 Definitions
     For purposes of this Appendix A, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account, as of a specified time, after giving effect to the following adjustments:
     (a) credit to such Partner’s Capital Account any amounts that such Partner is obligated to restore or deemed obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Treasury Regulations Section 1.704-2(i)(5); and
     (b) debit to such Partner’s Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
     “Book Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:
     (a) the initial Book Value of any asset that is not Contributed Property as defined in the Agreement but is otherwise contributed or deemed contributed to the Partnership shall be such asset’s gross fair market value at the time of such contribution as determined by the General Partner pursuant to Article IX of the Agreement;
     (b) the initial Book Value of any asset that is Contributed Property as defined in Section 3.1(a) of the Agreement shall be the value set forth in Section 3.1(a) of the Agreement;
     (c) the Book Value of all Partnership assets may be adjusted in the discretion of the General Partner to equal their respective gross fair market values, as determined by the General Partner pursuant to Article IX of the Agreement, at the times specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f);
     (d) any adjustments to the adjusted basis of any asset of the Partnership pursuant to Section 734 or Section 743 of the Code shall be taken into account in determining such asset’s Book Value in a manner consistent with Treasury Regulations Section 1.704-1(b)(2)(iv)(m);
     (e) the Book Value of any Partnership asset distributed or deemed distributed by the Partnership to any Partner shall be adjusted immediately prior to such distribution to equal its gross fair market value as of the date of distribution, as determined by the General Partner pursuant to Article IX of the Agreement; and

A-1

     (f) if the Book Value of an asset has been determined pursuant to clauses (a), (c) or (d) of this definition, to the extent permitted by the Treasury Regulations, such Book Value shall thereafter be adjusted in the same manner as would the asset’s adjusted basis for U.S. federal income tax purposes, except that depreciation and amortization deductions shall be computed based on the asset’s Book Value as so determined, rather than on its adjusted tax basis.
     “Net Profits” and “Net Losses” mean, for any period, the taxable income or loss, respectively, of the Partnership for such period, in each case as determined for U.S. federal income tax purposes, but computed with the following adjustments:
     (a) items of income, gain, loss and deduction (including, without limitation, gain or loss on the disposition of any Partnership asset and depreciation or other cost recovery deduction or expense) shall be computed based upon the Book Value of the Partnership’s assets rather than upon such assets’ adjusted bases for U.S. federal income tax purposes;
     (b) any tax-exempt income received by the Partnership shall be deemed for these purposes only to be an item of gross income;
     (c) any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (or treated as described therein pursuant to Treasury Regulations under Section 704(b) of the Code) shall be treated as a deductible expense;
     (d) there shall be taken into account any separately stated items under Section 702(a) of the Code;
     (e) if the Book Value of any Partnership asset is adjusted pursuant to clauses (c) or (e) of the definition of “Book Value” above, or pursuant to clause (d) of such definition (but only to the extent the adjustment is attributable to a distribution of Investment Proceeds not in liquidation of a Partner’s Partnership interest), the amount of such adjustment shall be taken into account in the period of adjustment as gain or loss from the disposition or deemed disposition of such asset for purposes of computing Net Profits and Net Losses; and
     (f) items of income, gain, loss, deduction or credit allocated pursuant to Section A-6 of this Appendix A shall not be taken into account.
     “Tax Matters Partner” has the meaning set forth in Section A-6.
A-2 Maintenance of Capital Accounts
     (a) A Capital Account shall be maintained for each Partner in accordance with Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. The initial balance of each Capital Account shall be equal to such Partner’s initial capital contribution to the Partnership.

A-2

     (b) The Capital Account of each Partner shall be increased by (i) the amount of any cash contributed by such Partner to the capital of the Partnership, (ii) in the case of any property contributed by such Partner to the capital of the Partnership, the Book Value of such property (net of liabilities that the Partnership is considered to assume or take the property subject to) when contributed, (iii) the amount of any liabilities of the Partnership that are assumed by such Partner (except for liabilities described in Section A-2(c)(ii) of this Appendix A that are assumed by such Partner) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Profits allocated to such Partner, and (v) any gross income and gain allocated to such Partner.
     (c) The Capital Account of each Partner shall be decreased by (i) the amount of any cash distribution to such Partner when made, (ii) the Book Value of any property distributed to such Partner by the Partnership (net of liabilities that the Partner is considered to assume, or take property subject to) when distributed, (iii) the amount of any liabilities of such Partner that are assumed by the Partnership (except for liabilities described in Section A-2(b)(ii) of this Appendix A that are assumed by the Partnership) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Losses allocated to such Partner, and (v) any gross deductions and loss allocated to such Partner.
     (d) In the event that all or a portion of an interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent such Capital Account relates to the Transferred Partnership interest.
     (e) The Capital Account of each Partner shall be adjusted to reflect any adjustment to the Book Value of the Partnership’s assets attributable to the application of Section 734 of the Code in respect of a distribution in liquidation of such Partner’s Partnership interest to the extent required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).
     (f) It is the intention of the parties that the Capital Accounts of the Partners be kept in the manner required under Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. To the extent any additional adjustment to the Capital Accounts is required by such provisions, the General Partner is hereby authorized to make such adjustment after notice to the Partners.
     (g) Except as expressly required herein, no Partner shall be required to restore any negative balance in its Capital Account. No allocation to any Partner of any loss or deduction, whether attributable to depreciation or otherwise, shall create any obligation of that Partner to the Partnership or any other Partner, even if the allocation reduces such Partner’s Capital Account or creates or increases a deficit in its Capital Account.

A-3

A-3 Allocations of Profits and Losses
     (a) After the application of Section A-4, Net Profits and Net Losses for any taxable year, or portion thereof, shall be allocated among the Partners (and credited or debited to their Capital Accounts) in such manner so that, after taking into account distributions by the Partnership and contributions made to the Partnership through the end of such taxable year and the allocations of Net Profits and Net Losses for such taxable year, (i) the respective positive Capital Account balances of the Partners would correspond as closely as possible to the amount each Partner would receive as a cash distribution pursuant to Article IV of the Agreement, if the Partnership were to liquidate completely immediately after the end of such taxable year and (ii) any resulting deficit Capital Account balances of the Partners would correspond as closely as possible with the manner in which economic responsibility for Partnership deficit balances (as determined in accordance with the principles of Treasury Regulations under Section 704 of the Code) would be borne by the Partners under the terms of this Agreement if the Partnership were to liquidate completely immediately after the end of such taxable year. For purposes of the preceding sentence, the amount of cash to be distributed to each Partner, the amount of each Partner’s Capital Account and the amount of each Partner’s economic responsibility for Partnership deficit balances, upon the assumed liquidation, shall be computed by assuming that in connection with such liquidation, the Partnership sold all of its assets for amounts such that no Net Profits or Net Losses result from the sale and settled all of its liabilities for amounts such that no Net Profits or Net Losses result from the settlement. For purposes of applying this Section A-3, the Capital Account balance of each Partner shall be increased by such Partner’s share of “partnership minimum gain” and “partner minimum gain” (within the meaning of and in accordance with the Treasury Regulations under Section 704(b) of the Code). Subject to the other provisions of this Appendix A, an allocation to a Partner of a share of Net Profit or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profit or Net Loss.
     (b) If a Partner Transfers, acquires, or redeems an interest in the Partnership during a taxable year, the Net Profit or Net Loss (and other items referred to in Section A-4 of this Appendix A) attributable to such interest for such year shall be allocated between the transferring Partner and the transferee (or the other Partners in the Partnership) by any method permitted under Section 706 of the Code as selected by the General Partner.
A-4 Regulatory Allocations and Special Allocations
     (a) Notwithstanding any other provision of the Agreement or this Appendix A, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Partnership shall be allocated for each period to the Partner that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)), if any, of the Partnership shall be allocated to the Partners in accordance with their respective percentage interests in Net Losses.
     (b) The Agreement and this Appendix A shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treasury Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement or this Appendix A, items of gross income shall be allocated to the Partners on a priority basis to the extent and in the manner required by such provisions.

A-4

     (c) To the extent that Net Losses or items of loss or deduction otherwise allocable to a Partner hereunder would cause such Partner to have an Adjusted Capital Account Deficit as of the end of the taxable year to which such Net Losses or items of loss or deduction relate (after taking into account the allocation of all items of income and gain for such taxable period), such Net Losses or items of loss or deduction shall not be allocated to such Partner and instead shall be allocated to the Partners in accordance with Section A-3 of the Agreement as if such Partner were not a Partner.
     (d) Any allocations required to be made pursuant to clauses (a), (b), and (c) above (the “Regulatory Allocations”) (other than allocations, the effect of which are likely to be offset in the future by other special allocations) shall be taken into account, to the extent permitted by the Treasury Regulations, in computing subsequent allocations of income, gain, loss or deduction pursuant to Section A-3 so that the net amount of any items so allocated and all other items allocated to each Partner shall, to the extent possible, be equal to the amount that would have been allocated to each Partner pursuant to Section A-3 had such Regulatory Allocations under this Section A-4 not occurred.
     (e) If any Partner is treated for income tax purposes as realizing ordinary income because of receipt of its Partnership interest (whether under Section 83 of the Code or any similar provisions of any law, rule or regulations or any other applicable law, rule, regulation or doctrine) and the Partnership is entitled to any offsetting deduction, the Partnership’s deduction shall be allocated among the Partners in such manner as to, as nearly as possible, offset such ordinary income realized by such Partner.
A-5 Tax Allocations
     (a) For federal income tax purposes, except as otherwise provided in this Section A-5, each item of income, gain, loss, and deduction and credit shall be allocated among the Partners in the same manner as its corresponding item of book income, gain, loss, deduction or credit is allocated pursuant to this Appendix A.
     (b) In accordance with Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any Partnership asset contributed (or deemed contributed) to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such Partnership asset for federal income tax purposes and its Book Value upon its contribution (or deemed contribution). If the Book Value of any Partnership asset is adjusted, subsequent allocations of taxable income, gain, loss and deduction with respect to such Partnership asset shall take account of any variation between the adjusted basis of such Partnership asset for federal income tax purposes and the Book Value of such Partnership asset in the manner prescribed under Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder. The General Partner shall select the manner by which variations between Book Value and adjusted basis are taken into account in accordance with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.

A-5

     (c) The provisions of this Appendix A (and other related provisions in the Agreement) pertaining to the allocation of items of Partnership income, gain, loss, deduction, and credit shall be interpreted consistently with the Treasury Regulations, and to the extent unintentionally inconsistent with such Treasury Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Treasury Regulations.
A-6 Tax Matters Partner; Management Authority Regarding Tax and Accounting
     (a) The General Partner is designated the “Tax Matters Partner” (as defined in Section 6231(a)(7) of the Code) to manage administrative tax proceedings conducted at the partnership level by the Internal Revenue Service with respect to Partnership matters. The General Partner is specifically directed and authorized to take whatever steps the General Partner, in its sole discretion, deems necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under Treasury regulations. The Tax Matters Partner shall have full authority to extend the statute of limitations and control any tax audit or other proceeding on behalf of the Partnership. Expenses of administrative proceedings relating to the determination of Partnership items at the Partnership level undertaken by the Tax Matters Partner will be deemed to be Program Expenses.
     (b) All matters concerning (i) allocations of Net Profits and Net Losses and allocations for tax purposes, (ii) distributions by the Partnership, including the taxes thereon, and (iii) accounting procedures and determinations, tax determinations, determinations as to on whose behalf expenses were incurred and the attribution of fees and expenses to a Program Asset, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the General Partner, whose determination shall be final and conclusive as to all the Partners absent manifest clerical error.
     (c) At the General Partner’s sole discretion, the General Partner may cause the Partnership to make or refrain from making any and all elections permitted by the Code and the Treasury Regulations and any state, local, or foreign tax elections. Notwithstanding the foregoing, it is intended that the Partnership be treated as a partnership for U.S. federal income tax purposes, and neither the Partnership nor any Partner shall make any election inconsistent with such treatment without the unanimous written consent of the Partners.

A-6

APPENDIX B:
Apportionment and Modification of
Carried Interest to IP Limited Partners
B-1 Definitions
     For purposes of this Appendix B, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Acquisition Date” means, with respect to a Program Asset, the date the Partnership first made an investment in such Program Asset (or in the case of a Program Asset that is contributed to the Partnership, the date of such contribution).
     “Allocated Reimbursement Payments” means the amount of Reimbursement Payments allocated by the General Partner to each Program Asset. Unless the General Partner adopts another method (with notification to each other Partner), the General Partner shall allocate the Reimbursement Payments made with respect to a particular year to and among the Program Assets held by the Partnership during that year based on the relative Invested Capital in such Program Assets and adjusted (on a weighted average basis) to take into account Program Assets that are held for less than an entire year.
     “Carry Account” has the meaning set forth in Section B-3.
     “Carry Loss” means, with respect to the Realization of any Program Asset, 20% of the amount, if any, by which the combined Investment Proceeds and Sponsor Proceeds generated by such Program Asset are less than the sum of the Full Return Amount and the Hurdle Return Amount of such Program Asset. The General Partner shall use its reasonable discretion in determining the amount of Carry Loss (including adjusting previous allocations of Carry Loss) so as to cause the amount of Carry Loss to accurately reflect the amount by which all Carry Distributions that will ultimately be apportioned by the Partnership with respect to all other Program Assets will be reduced, which determination shall then be binding on the Partnership and the Partners.
     “Carry Profit” means, with respect to any particular Program Asset, the amount by which the Investment Proceeds or Sponsor Proceeds generated by that Program Asset produce or lead to the production of Carry Distributions, as determined by the General Partner. In general, the Carry Profit with respect to any Program Asset will equal the sum of the following amounts:
     (a) 0% of that portion of the combined Investment Proceeds and Sponsor Proceeds from such Program Asset as does not exceed the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount;
     (b) 80% of that portion of the combined Investment Proceeds and Sponsor Proceeds that is in excess of the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount but that is less than the sum of the applicable Full Return Amount and 133% of the applicable Hurdle Return Amount; and

B-1

     (c) to the extent in excess of the sum of clauses (a) and (b) above, (i) 20% of that portion of the Investment Proceeds that is in excess of the sum of the applicable Full Return Amount plus (ii) 100% of any Sponsor Proceeds.
The General Partner shall use its discretion in determining the amount of Carry Profit (including adjusting previous allocations of Carry Profit) so as to cause the amount of Carry Profit (net of the allocated Carry Loss) to accurately reflect the amount of Carry Distributions that will ultimately be distributed and that are allocable to each Program Asset.
     “Cause Event” means with respect to any IP Limited Partner,
     (a) any act or omission constituting gross negligence, willful misconduct, or fraud in the performance of such IP Limited Partner’s duties or obligations as an employee of the Program Manager;
     (b) any action or omission that causes there to be a material breach of any applicable management agreement to which the Program Manager is a party;
     (c) any willful refusal to perform a duty as directed by Woodbridge or any of its subsidiaries (including the General Partner) if such duty is within the scope of such IP Limited Partner’s duties to the Program Manager, Woodbridge or any of its subsidiaries; or
     (d) any conviction of any crime constituting a felony in the jurisdiction involved (other than a motor vehicle felony for which only a non-custodial penalty is imposed), whether or not involving the Program Manager or the Partnership.
     “Full Return Amount” means, with respect to a Program Asset, the sum of (i) the aggregate Invested Capital and (ii) the Allocated Reimbursement Payments, in each case attributable to such Program Asset.
     “Hurdle Return Amount” means, with respect to a Program Asset, as of any date of determination, the summation of an amount calculated on a daily basis through the applicable date of determination equal to 10% per annum, compounded annually, of (i) the aggregate Invested Capital and the Allocated Reimbursement Payments, in each case attributable to such Program Asset, minus (ii) the aggregate amount of all Investment Proceeds attributable to such Program Asset on or prior to such day.
     “Tenured Asset” means, with respect to any IP Limited Partner, any Program Asset acquired by the Partnership during the period when such Person was an IP Limited Partner (and not a Terminated IP Limited Partner) or any other Program Asset in which such Person has been granted a Carry Percentage by the General Partner. For the avoidance of doubt, an IP Limited Partner will not receive a Carry Percentage with respect to any asset that is not a Tenured Asset.

B-2

     “Terminated IP Limited Partner” means any IP Limited Partner whose employment with the Woodbridge Employer is terminated for any reason, whether voluntarily or involuntarily, and with or without cause. In the General Partner’s discretion, an IP Limited Partner whose employment with the Woodbridge Employer is terminated contemporaneously with such IP Limited Partner becoming employed by another entity within Woodbridge shall not be treated as having been terminated, and the new employer shall become the Woodbridge Employer for purposes of this definition. For purposes of this Agreement, in the case of any Family Related Partner, the termination of employment with the Woodbridge Employer of the IP Limited Partner with whom such Family Related Partner is associated shall cause such Family Related Partner to become a Terminated IP Limited Partner.
     “Vested Percentage” means, with respect to an IP Limited Partner and each Program Asset, that percentage to be applied in determining the amount of Carry Profit or Carry Loss to be allocated to any IP Limited Partner as set forth in the vesting provisions in Section B-2.
     “Woodbridge Employer” means, with respect to any IP Limited Partner, the Program Manager if the IP Limited Partner is an employee of the Program Manager. Otherwise it means the entity within Woodbridge that is the employer of such IP Limited Partner.
B-2 Vesting Provisions
     (a) Non-Tenured Assets. An IP Limited Partner will have a Vested Percentage of 0% in any Program Asset that is not a Tenured Asset with respect to such Partner.
     (b) Tenured Assets. The Vested Percentage of an IP Limited Partner with respect to a Tenured Asset will be as follows:
(i)	Distributions or Realizations While Employed. An IP Limited Partner will have a Vested Percentage of 100% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs prior to the IP Limited Partner becoming a Terminated IP Limited Partner. For the avoidance of doubt, an IP Limited Partner shall have a Vested Percentage of 100% in any Carry Loss associated with an unreversed Impairment that arises on or prior to an IP Limited Partner becoming a Terminated IP Limited Partner.

(ii)	Termination for Cause. An IP Limited Partner will have a Vested Percentage of 0% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because of the occurrence of a Cause Event with respect to such IP Limited Partner.

(iii)	Termination Not for Cause. An IP Limited Partner will have a Vested Percentage of 75% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because (i) the Woodbridge Employer terminated the employment for a reason other than the occurrence of a Cause Event with respect to such IP Limited Partner or (ii) of the death, permanent disability or legal incapacity of such IP Limited Partner.

B-3

(iv)	Voluntary Resignation. An IP Limited Partner will have a Vested Percentage as determined pursuant to the following sentence in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because the IP Limited Partner voluntarily left the employment of the Woodbridge Employer. For purposes of this clause (iv), the Vested Percentage shall be determined separately for each Program Asset and shall equal: (A) 25% upon the Acquisition Date of such Program Asset, (B) an additional 12.5 percentage points per year upon each of the first four anniversaries of the Acquisition Date, and (C) the remainder when the Tenured Asset is Realized.
     (c) Permitted Modifications. Notwithstanding the foregoing, the General Partner may, after consultation with the Program Manager, modify this vesting schedule for any additional IP Limited Partner admitted to the Partnership pursuant to Section 7.5 of the Agreement, including granting an additional IP Limited Partner the right to have a Vested Percentage in Program Assets whose Acquisition Date preceded the time such additional IP Limited Partner was admitted to the Partnership.
     (d) Permitted Adjustments. As described in Section B-3(b), the General Partner, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss. The ability of the General Partner to make these adjustments shall not be restricted by the application of the vesting provisions in this Section B-2.
     (e) Family Related Partner. A Family Related Partner’s Vested Percentage shall be equivalent to the Vested Percentage of the IP Limited Partner associated with such Family Related Partner.
B-3 Determination of Carry Accounts
     (a) Maintenance of Carry Accounts. A separate bookkeeping account (a “Carry Account”) shall be maintained for each IP Limited Partner. Immediately prior to the Partnership making any Carry Distributions or upon the Realization of a Program Asset, the Carry Profit (or Carry Loss) determined with respect to such distribution or Realization shall be credited (or debited, and, if necessary, to an amount below zero) to the Carry Account of each IP Limited Partner in an amount equal to such IP Limited Partner’s Carry Percentage in the Program Asset giving rise to such Carry Profit (or Carry Loss) multiplied by such IP Limited Partner’s Vested Percentage in such Carry Profit (or Carry Loss). An IP Limited Partner’s Carry Account shall be debited by the amount of Carry Distributions made to such IP Limited Partner.

B-4

     (b) Adjustments to Carry Accounts. The General Partner, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss so that, on an aggregate basis the Carry Accounts of the IP Limited Partners more closely match the aggregate rights of the IP Limited Partners to receive Carry Distributions or to make clawback payments as provided in Article IV of the Agreement. Except to the extent the General Partner determines otherwise (with notice to the other Partners), the General Partner intends to cause any shortfall in the aggregate net Carry Profits (i.e., net of aggregate Carry Losses) as compared to the aggregate amount of Carry Distributions (net of clawback payments) distributable to the IP Limited Partners in accordance with Article IV of the Agreement to be allocated on a pro rata basis to each Program Asset that otherwise produced Carry Profit (and among them based on the relative amounts of Carry Profit).
     (c) Deemed Realization. Solely for purposes of determining an IP Limited Partner’s Carry Account, the General Partner may, upon the admittance of a new Carried Interest Partner or at any other time, deem there to have been a Realization of one or more Program Assets at the Fair Market Value at such time of such Program Asset, in which case the deemed Carry Profit or Carry Loss derived from such deemed Realization shall be allocated among the IP Limited Partners and charged to the Carry Accounts of the IP Limited Partners. Any future actual or deemed Realization of a Program Asset shall take into account the prior deemed Realization or Realizations. Notwithstanding the foregoing, for purposes of determining an IP Limited Partner’s Vested Percentage pursuant to Section B-2, such deemed Realizations shall be disregarded.
B-4 Distributions to the IP Limited Partners
     Subject to the holdback provisions of Section 4.5 of the Agreement, each IP Limited Partner shall be entitled to receive an amount of Carry Distributions equal to the positive balance in his Carry Account, provided that the sum of all of the Carry Distributions made to date to the IP Limited Partners as a group cannot exceed the product of (A) the total Carry Distributions made to date times (B) the aggregate Carry Percentages for all of the IP Limited Partners (adjusted as necessary to take into account changes in Carry Percentages since the formation of the Partnership). If the amount of Carry Distributions to be made to the IP Limited Partners as a group is insufficient to reduce the positive Carry Account balances of all IP Limited Partners to zero, then Carry Distributions made to the IP Limited Partners as a group will be made pro rata among the IP Limited Partners based on their relative Carry Account balances. If the amount of Carry Distributions to be made to the IP Limited Partners exceeds the aggregate positive Capital Account balances of the IP Limited Partners, such excess shall be distributed among the IP Limited Partners in the manner that the General Partner determines most appropriately reflects the IP Limited Partners’ relative Carry Percentages (as adjusted by the Vested Percentages) in the Program Assets giving rise to the Carry Distributions.
B-5 Responsibility for Gross Clawback Amount
     Each IP Limited Partner shall be responsible (only to the extent of Section 4.6(c) of the Agreement) for a portion of the Gross Clawback Amount equal to the negative balance, if any, in such IP Limited Partner’s Carry Account as of the final liquidating distribution of assets of the Partnership pursuant to Section 8.2 of the Agreement.
B-6 83(b) Election
     Each Carried Interest Partner shall make a timely election under Section 83(b) of the Code with respect to such Carried Interest Partner’s interest in the Partnership.

B-5

AGREEMENT OF LIMITED PARTNERSHIP
OF
BLUEGREEN PROGRAM PARTNERSHIP, LP
Date: March 13, 2009

     -i-

		Page

ARTICLE VIII DURATION AND TERMINATION		16
8.1	Term	16
8.2	Termination and Liquidation	16

ARTICLE IX VALUATION OF PARTNERSHIP ASSETS		17
9.1	Normal Valuation	17
9.2	Restrictions on Transfer or Blockage	17

ARTICLE X BOOKS OF ACCOUNTS; MEETINGS		17
10.1	Books	17
10.2	Fiscal Year	17
10.3	Reports	17

ARTICLE XI MISCELLANEOUS		18
11.1	Amendments	18
11.2	Successors	18
11.3	Governing Law; Severability	18
11.4	Notices	18
11.5	Arbitration	19
11.6	Miscellaneous	19
11.7	No Third Party Beneficiaries	19

APPENDIX A: Tax and Accounting Provisions		A-1
A-1	Definitions	A-1
A-2	Maintenance of Capital Accounts	A-2
A-3	Allocations of Profits and Losses	A-4
A-4	Regulatory Allocations and Special Allocations	A-4
A-5	Tax Allocations	A-5
A-6	Tax Matters Partner; Management Authority Regarding Tax and Accounting	A-6

APPENDIX B: APPORTIONMENT AND MODIFICATION OF CARRIED INTEREST TO IP LIMITED PARTNERS		B-1
B-1	Definitions	B-1
B-2	Vesting Provisions	B-3
B-3	Determination of Carry Accounts	B-4
B-4	Distributions to the IP Limited Partners	B-5
B-5	Responsibility for Gross Clawback Amount	B-5
B-6	83(b) Election	B-5
     -ii-

AGREEMENT OF LIMITED PARTNERSHIP
OF
BLUEGREEN PROGRAM PARTNERSHIP, LP
     THIS AGREEMENT OF LIMITED PARTNERSHIP is deemed to be effective as of March 13, 2009 (the “Effective Date”), by and among the General Partner, the Sponsor Partner, the IP Limited Partners, the Program Manager and the Residual Limited Partner (each as defined below).
     WHEREAS, the Partnership (as defined below) was formed pursuant to the Certificate (as defined below);
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
GENERAL PROVISIONS
1.1 Formation
     The Partners hereby agree to form a limited partnership (the “Partnership”) pursuant to and in accordance with the Florida Revised Uniform Limited Partnership Act of 2005, as amended from time to time (the “Partnership Act”). The term of the Partnership (the “Term”) commenced upon the filing of the Certificate of Limited Partnership (the “Certificate”) with the Secretary of State of Florida (the date of such filing is referred to herein as the date of “formation” of the Partnership) and shall continue until dissolution and termination of the Partnership in accordance with the provisions of ARTICLE VIII hereof.
1.2 Name
     As of the date hereof, the General Partner has filed the Certificate contemporaneously with the execution of this Agreement and the Partners hereby agree that the name of the Partnership shall be Bluegreen Program Partnership, LP, or such other name or names as the General Partner may designate from time to time.

1.3 Purpose
     The Partnership is organized for the principal purpose of (i) acquiring, managing, and supervising the interests in the Program Assets, and (ii) engaging in such other activities incidental or ancillary thereto as the General Partner deems necessary or advisable.
1.4 Principal Office
     The General Partner shall maintain a principal office in Fort Lauderdale, Florida, or at such other place or places as the General Partner may from time to time designate.
ARTICLE II
DEFINITIONS; DETERMINATIONS
2.1 Definitions
     Capitalized terms used in this Agreement have the meanings set forth below or as otherwise specified herein:
     “Agreement” means this Agreement of Limited Partnership of Bluegreen Program Partnership, LP, as amended or modified from time to time in accordance with its terms.
     “Alternative Clawback Reserve” has the meaning set forth in Section 4.5.
     “Capital Account” is the account established for each Partner in accordance with the provisions of Appendix A hereto.
     “Capital Proceeds” means any Investment Proceeds received by the Partnership in respect of a Program Asset that are attributable to a Realization event.
     “Carried Interest Partners” means the Sponsor Partner, the IP Limited Partners, and the Residual Limited Partner, in their capacities as Partners entitled to receive Carry Distributions.
     “Carry Distributions” means those distributions paid to the Carried Interest Partners in their capacities as such pursuant to Section 4.3(a)(ii) and Section 4.3(a)(iii)(B).
     “Carry Percentage” means, with respect to a Carried Interest Partner, its percentage interest in Carry Distributions as set forth for such Partner on Schedule I hereof.
     “Certificate” has the meaning set forth in Section 1.1.
     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
     “Contributed Property” means 100 percent of the shares of common stock of Bluegreen Corporation constituting all of the shares of Bluegreen Corporation currently held by Woodbridge.

     “Covered Party” means each of the Partners, a director, officer, partner or member (or a former director, officer, partner or member) of any Partner, and to the extent approved by the General Partner in its sole discretion, any other employee of a Partner or an agent acting at the direction of the General Partner or the Program Manager, and in any such case, the heirs and legal representatives of any such person.
     “Current Proceeds” means any Investment Proceeds received by the Partnership in respect of a Program Asset that are not attributable to a Realization event, including dividends, rents, or interest with respect to such Program Asset.
     “Deal Fees” means those amounts received by the General Partner (or an affiliate of the General Partner) as break-up fees, director fees, “flip” fees, investment banking, consulting, or similar transaction fees, but not including any amount received as reimbursement for expenses directly related to the provision of such services for which the fee is being paid. “Deal Fees” also means all amounts earned by any employee or agent (in such capacity) of the Program Manager with respect to a Program Asset or other activities of the Partnership, but not including payments to such employee or agent from the Program Manager.
     “Effective Date” has the meaning set forth in the Recitals.
     “Fair Market Value” of a security or a Program Asset means the amount that would be realized as Investment Proceeds if such security or Program Asset had been sold at its “value” (determined in accordance with Article IX).
     “Family Related Partner” means, with respect to any IP Limited Partner, any Person who is a spouse or lineal descendent of the parents of such IP Limited Partner or any Person which is a trust formed by such IP Limited Partner for investment by or for the benefit of such IP Limited Partner’s spouse or any lineal descendants of the parents of such IP Limited Partner or of such IP Limited Partner’s spouse and/or any charitable organization; provided that any cause of action or other dispute arising in relation to a Family Related Partner’s interest may only be pursued by the IP Limited Partner associated with such Family Related Partner, except if such IP Limited Partner has died or become legally incapacitated.
     “GAAP” has the meaning set forth in Section 10.3.
     “General Partner” means Bluegreen Program GP, LLC, in its capacity as general partner of the Partnership, and any successor general partner of the Partnership.
     “Gross Clawback Amount” has the meaning specified in Section 4.6.
     “Impairment” means, with respect to a Program Asset, a determination by the General Partner that the Program Asset is not expected to be able to provide for cash flow or realization proceeds a return to investors of at least the amount of Invested Capital associated with such asset as well as a 10% per annum compounded annual return on such Invested Capital. The General Partner’s determination that a Program Asset has suffered an Impairment for purposes of this Agreement shall be independent of any determination that the value of the Program Asset is reduced for purposes of the financial statements prepared under generally accepted accounting principles.

     “Invested Capital” has the meaning set forth in Section 3.1.
     “Investment Proceeds” means the gross investment returns (whether in the form of cash, securities, or other property) received by the Partnership in respect of the Partnership’s Invested Capital in any Program Assets (i.e., in its capacity as an investor and not with respect to the provision of any services with respect to such Program Assets or to any other investor in such Program Assets). For the avoidance of doubt, the amount of Investment Proceeds shall be determined without regard to any management fees, carried interest, or similar deductions that may be charged by the General Partner or the Program Manager to any investment vehicle through which the Partnership holds any of its investments.
     “IP Clawback Reserve” has the meaning set forth in Section 4.5.
     “IP Limited Partners” means any Persons designated as IP Limited Partners on Schedule I hereof, in their capacities as limited partners of the Partnership, or any other Persons that are admitted as IP Limited Partners in accordance with the terms hereof, in each case for so long as such Persons continue to be IP Limited Partners hereunder, and “IP Limited Partner” shall mean each of such Persons individually.
     “Limited Partners” means the IP Limited Partners and the Residual Limited Partner, and “Limited Partner” shall mean each of such Persons individually.
     “Overall Hurdle Clawback” has the meaning set forth in the limited partnership agreement governing Woodbridge Executive Incentive Plan 1, LP.
     “Partners” means collectively the General Partner (including in its capacity as Sponsor Partner), the Limited Partners, the Program Manager and any other Person that is admitted to the Partnership as a partner in accordance with the terms hereof, and “Partner” shall mean each of such persons individually.
     “Partnership” has the meaning set forth in Section 1.1.
     “Partnership Act” has the meaning set forth in Section 1.1.
     “Platform” means all of the program partnerships (or other entities) that are designated as a “Program Partnership” in accordance with the terms of the governing agreement of Woodbridge Executive Incentive Plan 1, LP.
     “Person” means an individual, a partnership (general, limited, or limited liability), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental, quasi-governmental, judicial, or regulatory entity or any department, agency, or political subdivision thereof.
     “Portfolio Company” means Bluegreen Corporation and such other entities, the interests in which are Program Assets.
     “Preferred Return” has the meaning set forth in Section 4.3.
     “Program Assets” means those assets held by the Partnership as part of the Partnership’s investment program, and “Program Asset” shall mean each of such Program Assets individually.
     “Program Expenses” means those costs, expenses, liabilities and obligations relating to the Partnership’s activities, investments and business (to the extent not borne or reimbursed by the Portfolio Company) as set forth on Schedule II hereof.

     “Program Manager” means Woodbridge Fund I, LLC.
     “Program Partnership” means each partnership (or other entity) that is designated as a “Program Partnership” in accordance with the terms of the governing documents of Woodbridge Executive Incentive Plan 1, LP. All such partnerships together with the Partnership are the “Program Partnerships.”
     “Realization” means the sale, redemption, or other disposition of, or any other receipt of a capital nature, including proceeds from the recapitalization or refinancing at the investment level (as determined by the General Partner) with respect to the whole or part of, or the permanent write-off of a Program Asset, and “Realized” shall be construed accordingly. To the extent a Program Asset has suffered an Impairment of less than the whole of the Program Asset, a portion of the Program Asset equal to the amount of the Impairment shall be treated as if sold for no consideration. If the General Partner determines that an Impairment has been reversed, the General Partner shall adjust the allocations and distributions made by the Partnership so as to reverse the effects of the prior Impairment.
     “Realized Base Contributions” has the meaning set forth in Section 4.3(a)(i).
     “Regulatory Allocations” has the meaning set forth in Appendix A hereto.
     “Reimbursement Payment” means the special payment to the Program Manager pursuant to Section 4.2.
     “Reimbursing Partner” has the meaning set forth in Section 7.6(a).
     “Residual Limited Partner” means the Person entitled to receive the amounts of Carry Distributions not made to the Sponsor Partner or the IP Limited Partners, which Person will be Woodbridge Executive Incentive Plan 1, LP.
     “Return Distributions” means those distributions to the General Partner other than Carry Distributions as set forth in Section 4.3.
     “Sponsor Partner” means the Person entitled to receive the amounts of Carry Distributions apportioned to the Sponsor Partner pursuant to the terms hereof, which Person initially will be the General Partner, in its capacity as Sponsor Partner.
     “Sponsor Proceeds” means all other proceeds received by the Partnership from or with respect to its assets other than Investment Proceeds. Sponsor Proceeds include management fees, carried interest, and Deal Fees charged by the Partnership to other investors in an investment vehicle through which the Partnership holds its assets; provided, however, that to the extent the General Partner determines that Deal Fees arising with respect to a Partnership asset are attributable to the capital invested in that asset by the Partnership, such fees will be treated as Investment Proceeds, rather than Sponsor Proceeds. For the avoidance of doubt, Deal Fees attributable to the capital invested by a third party or not attributable to any investment of capital will be treated as Sponsor Proceeds.
     “Term” has the meaning set forth in Section 1.1.
     “Transfer” means a transfer in any form, including a sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation, exchange, gift, or other disposition, or the act of so doing, whether voluntarily, by operation of law, pursuant to judicial process, or otherwise as the context requires.

     “Woodbridge” means Woodbridge Holdings Corporation or any direct or indirect subsidiary of such corporation.
2.2 Determinations
     Unless otherwise indicated, any determinations or calculations conducted pursuant to this Agreement shall be determined or calculated as of the date of such determination or calculation.
ARTICLE III
INVESTED CAPITAL; CAPITAL ACCOUNTS
3.1 Invested Capital
     As of the Effective Date, the Partners shall be required to make the following contributions to the capital of the Partnership (“Invested Capital”):
     (a) The General Partner shall contribute the Contributed Property to the Partnership, which for purposes hereof shall be treated as Invested Capital of $120,667,123.00, and such Contributed Property will be treated as having a Book Value as defined in Appendix A hereto.
     (b) Each IP Limited Partner shall contribute $250 to the capital of the Partnership.
     (c) The Residual Limited Partner shall contribute $250 to the capital of the Partnership.
     (d) The Program Manager shall contribute $250 to the capital of the Partnership.
The right of each IP Limited Partner, the Residual Limited Partner, and the Sponsor Partner to receive Carry Distributions represents a profits interest received for services rendered or to be rendered to or for the benefit of the Partnership.
3.2 Future Contributions
     (a) Other than the required Invested Capital described in Section 3.1, any reimbursement payment pursuant to Section 7.6, or as may be required by applicable law, no Partner shall have any further obligation to contribute additional Invested Capital to the Partnership; provided that the General Partner shall be required to make special distributions to the Partnership to the extent that such special distributions are necessary to reduce any IP Limited Partner’s Alternative Clawback Reserve as described in Section 4.2(c).
     (b) The General Partner, in its discretion, whether or not in connection with the admission of any new Partner to the Partnership in accordance with Section 7.5, may permit a Partner to contribute additional Invested Capital to the Partnership under such circumstances as may be determined by the General Partner.

     (c) The General Partner may cause the Partnership to borrow funds, including from Woodbridge, under such terms as the General Partner may determine, in order to permit the Partnership to meet its liquidity needs.
3.3 Capital Accounts
     (a) A capital account shall be maintained for each Partner in accordance with the provisions of Appendix A hereto.
ARTICLE IV
DISTRIBUTIONS
4.1 Distribution Policy
     (a) Except as set forth in Section 4.1(c) and Section 4.4, the General Partner shall periodically cause excess cash or cash equivalents held in the Partnership to be distributed to the Limited Partners in accordance with Section 4.3.
     (b) Distributions may be in the form of cash, property, or securities. Except as otherwise provided herein, for purposes of this Agreement, an in-kind distribution of non-cash property shall be treated as if an amount of cash equal to the Fair Market Value of such property had been distributed.
     (c) In determining the amounts that may be available for distribution to the Partners, the General Partner shall first cause the Partnership to satisfy its current obligations, including its obligation to make any Reimbursement Payment to the Program Manager in accordance with Section 4.2. In addition, the General Partner may cause the Partnership to retain such amounts as the General Partner determines is appropriate to act as reserves for any fixed or contingent payments or liabilities of the Partnership (including future amounts of Reimbursement Payments) for which the Partnership may be liable.
4.2 Reimbursement Payment
     Prior to making any distributions to the Partners pursuant to Section 4.3, the Partnership shall make a reimbursement payment (the “Reimbursement Payment”) to the Program Manager equal to the amount of Program Expenses (including, for the avoidance of doubt, interest accruing on the Program Manager’s line of credit used to finance such expenses) borne by, and required to be paid by, the Program Manager that have yet to be reimbursed by the Partnership to the Program Manager.

4.3 Priority of Distributions
     After making any Reimbursement Payment pursuant to Section 4.2, except to the extent specifically provided in this Agreement to the contrary, distributions by the Partnership shall be made among the Partners as follows:
     (a) Capital Proceeds and Sponsor Proceeds. Distributions designated as Capital Proceeds or Sponsor Proceeds by the General Partner shall be distributed as follows:
(i)	First, 100% to the General Partner as “Return Distributions” until the General Partner has received aggregate distributions sufficient to provide the General Partner a 10% per annum cumulative annually compounded internal rate of return (the “Preferred Return”) on the General Partner’s Invested Capital attributable to all Program Assets (or portion thereof) that have been Realized (such Invested Capital, the “Realized Base Contributions”), provided that for purposes of determining the Preferred Return, the Invested Capital attributable to the contribution of the Contributed Property shall be treated as having been made on September 1, 2008 (notwithstanding that such date pre-dates the date of this Agreement). The General Partner will include as Return Distributions any amounts received that relate to the investment in such Program Assets, regardless of whether such amounts are received through, or outside of, the Partnership. For the avoidance of doubt, an “internal rate of return” calculation encompasses a return of, as well as a return on, the Realized Base Contributions.

(ii)	Second, 20% to the General Partner (as additional Return Distributions) and 80% to the Carried Interest Partners (and among them as provided in Section 4.4) as “Carry Distributions,” until the aggregate amount of Carry Distributions equals 20% of the excess of (A) the aggregate amount of Return Distributions and Carry Distributions distributed over (B) the Realized Base Contributions; and

(iii)	Thereafter, between the General Partner and the Carried Interest Partners as follows:
(A)	The General Partner is allocated an additional amount (as additional Return Distributions) so that the aggregate amount of Return Distributions distributed to the General Partner equals the sum of (1) the Realized Base Contributions plus (2) 80% of the amount by which the aggregate Investment Proceeds received by the Partnership exceeds the Realized Base Contributions; and

(B)	The remainder to the Carried Interest Partners as additional Carry Distributions.

     (b) Current Proceeds. Distributions designated as Current Proceeds by the General Partner shall be distributed in the same manner as Capital Proceeds and Sponsor Proceeds pursuant to Section 4.3(a) except that for purposes of applying those provisions with respect to a particular distribution of Current Proceeds, the Program Asset giving rise to such Current Proceeds will be deemed to have been Realized for an amount equal to the Invested Capital (and taking into account any prior unreversed Impairment with respect to such Program Asset) attributable to such Program Asset immediately prior to the distribution of such Current Proceeds.
4.4 Apportionment of Carry Distributions
     Carry Distributions will be made to and among the Carried Interest Partners in the following amounts:
     (a) Distributions to the Sponsor Partner. The Sponsor Partner shall in all cases receive 35% of all Carry Distributions.
     (b) Distributions to the IP Limited Partners. The IP Limited Partners as a group shall receive a portion of Carry Distributions, which portion shall not exceed the aggregate Carry Percentages of the IP Limited Partners, but which may be reduced by the vesting and other provisions in Appendix B hereto. The provisions of Appendix B will govern the determination of each IP Limited Partner’s share of such Carry Distributions.
     (c) Distributions to the Residual Limited Partner. Carry Distributions not made to the Sponsor Partner or the IP Limited Partners shall be made to the Residual Limited Partner. For the avoidance of doubt, any reductions in Carry Distributions to the IP Limited Partners pursuant to the vesting provisions set forth in Appendix B hereto shall accrue to the benefit of the Residual Partner.
4.5 IP Clawback Reserve
     (a) Notwithstanding the provisions of Section 4.3 and Section 4.4 and Appendix B hereto, 25% (adjusted as provided in Section 4.5(b) below) of any Carry Distributions that are available for distribution to an IP Limited Partner shall be withheld by the Partnership, and a separate bookkeeping account (an “IP Clawback Reserve”) shall be established for such IP Limited Partner by the Partnership for tracking deposits, withdrawals, and interest earned with respect to such account. The Partnership may aggregate each of the IP Clawback Reserves within a single interest-bearing Partnership bank account.
     (b) Each time that the Partnership is to make a distribution of Carry Distributions, the General Partner (together with the general partners of each of the other Program Partnerships) will review the remaining Program Assets and the assets within each other Program Partnership in the Platform to determine whether any of the cumulative assets have suffered an Impairment that has not been reversed, and if so, the effect that such Impairment would have on the ability of Woodbridge (in its capacity as an investor in such program partnership) to receive proceeds from such Program Partnership sufficient to provide Woodbridge with at least a 10% annual cumulative compounded internal rate of return on its Invested Capital (as defined by the governing agreement of such Program Partnership) in such Program Partnership. If the General Partner determines that the Impairment would prevent such minimum return from being achieved, the General Partner may increase the percentage (but not in excess of 100%) of Carry Distributions to be contributed to the IP Clawback Reserve of any Executive IP Partner (as defined below) in order to add to such IP Clawback Reserve an amount which, when combined with the other reserves being established by the other Program Partnerships and by Woodbridge Executive Incentive Plan 1, LP with respect to such Executive IP Partner, will cover such Executive IP Partner’s share of the Overall Hurdle Clawback that is anticipated to arise.

(i)	“Executive IP Partner” shall mean any person who is both an IP Limited Partner and a limited partner of Woodbridge Executive Incentive Plan 1, LP.

(ii)	For the avoidance of doubt, the General Partner shall not increase the percentage of Carry Distributions to be contributed to the IP Clawback Reserve of any IP Limited Partner who is not an Executive IP Partner.
     (c) Notwithstanding the foregoing, in the General Partner’s discretion, rather than depositing amounts in the IP Clawback Reserve for an IP Limited Partner, the General Partner may cause such amounts to be distributed to the General Partner as additional Return Distributions, which will be credited to a special bookkeeping account (an “Alternative Clawback Reserve”) for the benefit of such IP Limited Partner. The balance in the Alternative Clawback Reserve shall be increased from time to time by an interest factor equal to the interest earned on the IP Clawback Reserve (or, if there is no IP Clawback Reserve, on the rate of interest that the Partnership would receive on an interest-bearing bank account).
     (d) As set forth in Section 4.6, at the expiration of the Term of the Partnership, each IP Limited Partner will be responsible for a share of the Gross Clawback Amount, if any.
(i)	To satisfy an IP Limited Partner’s share, amounts will first be taken from such IP Limited Partner’s Alternative Clawback Reserve. To the extent that such IP Limited Partner’s share is not satisfied, amounts will be taken from such IP Limited Partner’s IP Clawback Reserve.

(ii)	(A) To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an IP Limited Partner who is not an Executive IP Partner of the Gross Clawback Amount, an amount of Return Distributions that would otherwise be payable to the General Partner or Carry Distributions otherwise payable to the Sponsor Partner equal to such excess, shall instead be specially distributed to the applicable IP Limited Partner without regard to Section 4.3, which distributions will reduce on a dollar-for-dollar basis the amount in such IP Limited Partner’s Alternative Clawback Reserve. If the full amount of such excess cannot be so distributed, the shortfall shall be contributed by the General Partner to the Partnership for special distribution to the applicable IP Limited Partner.

(iii)	(B) To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an Executive IP Partner of the Gross Clawback Amount, such excess amounts will be added to the Alternative Clawback Reserve established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.

(iv)	(A) For any IP Limited Partner who is not an Executive IP Partner, to the extent amounts in such IP Limited Partner’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such IP Limited Partner’s share of the Gross Clawback Amount, such amounts will be released by the Partnership to the applicable IP Limited Partner.

(B) For any Executive IP Partner, to the extent amounts in such Executive IP Partner’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such Executive IP Partner’s share of the Gross Clawback Amount, such amounts will be added to the Clawback Reserve established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.
     (e) Prior to the expiration of the Term of the Partnership, the General Partner, in its discretion, may release reserved amounts to an IP Limited Partner who is not an Executive IP Partner by (i) causing special distributions reducing such IP Limited Partner’s Alternative Clawback Reserve or causing contributions and special distributions, each as described in Section 4.5(d) above, or (ii) distributing amounts to an IP Limited Partner from such IP Limited Partner’s IP Clawback Reserve, in either case to the extent the General Partner determines that such released amounts are not necessary to secure such IP Limited Partner’s share of the Gross Clawback Amount, each as described in Section 4.6. Similarly the General Partner may, in its discretion, move amounts to the Alternative Clawback Reserve or the Clawback Reserve of an Executive IP Partner established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.
4.6 Clawback Obligations
     (a) Following the final liquidating distribution of assets pursuant to Section 8.2, if there have been any Carry Distributions, the General Partner shall determine the additional amount of Return Distributions (the “Gross Clawback Amount”), if any, that would need to have been distributed to the General Partner in connection with such final liquidating distribution so that each of the following would have been true:
(i)	The General Partner would have received sufficient Return Distributions to provide it with at least the Preferred Return on the General Partner’s Invested Capital, as calculated pursuant to Section 4.3(a)(i); and

(ii)	The General Partner would have received Return Distributions at least equal to the amount of its Invested Capital plus 80% of the amount by which the aggregate Investment Proceeds received by the Partnership exceeded the General Partner’s Invested Capital.
     (b) Each Carried Interest Partner shall be responsible for returning to the Partnership, for distribution to the General Partner, its share of the Gross Clawback Amount, determined as follows:
(i)	The Sponsor Partner shall be responsible for its Carry Percentage (i.e., 35%);

(ii)	The IP Limited Partners as a group shall be responsible for their aggregate Carry Percentage of the Gross Clawback Amount, with each such IP Limited Partner being severally (and not jointly) responsible for the amount determined pursuant to Appendix B hereto and only to the extent of clause (c) below; and

(iii)	The Residual Limited Partner shall be responsible for its Carry Percentage of the Gross Clawback Amount;
provided that if Carry Percentages have changed over the Term of the Partnership, the determination shall be based on the relative amounts of Carry Distributions received over the Term of the Partnership or any other method determined by the General Partner to appropriately take into account such variations.
     (c) In no event will an IP Limited Partner be personally liable for a clawback obligation that exceeds the aggregate amount of such IP Limited Partner’s Alternative Clawback Reserve and IP Clawback Reserve. In no event shall an IP Limited Partner be responsible for another Partner’s share of the Gross Clawback Amount.
     (d) The Residual Limited Partner’s obligation to satisfy its clawback obligation will be limited to those amounts established as a clawback reserve under the terms of the limited partnership agreement governing the Residual Limited Partner and will be a several (and not joint) obligation of the partners in the Residual Limited Partner.
ARTICLE V
PROGRAM MANAGER
5.1 Program Manager
     The Program Manager will be responsible for managing the day-to-day activities of the Partnership and the Partnership’s assets, subject to the direction of the General Partner; provided that the Program Manager will have no authority to legally bind the Partnership without the express consent of the General Partner.

5.2 Fees
     The Program Manager shall not be entitled to any fees, payments, or distributions other than as expressly provided herein, or as otherwise approved by the General Partner. To the extent the Program Manager or any employee or agent (in such capacity) of the Program Manager receives any Deal Fees with respect to a Program Asset, the calculations called for in this Agreement will be adjusted so that total amounts received by the Program Manager or such employee or agent (in such capacity) of the Program Manager are the same as if all such Deal Fees had been paid to the Partnership.
ARTICLE VI
GENERAL PARTNER
6.1 Management Authority
     (a) The management of the Partnership shall be vested exclusively in the General Partner, and the General Partner shall have full control over the business and affairs of the Partnership. The General Partner shall have the power on behalf and in the name of the Partnership to carry out any and all of the objectives and purposes of the Partnership and to perform all acts and enter into and perform all contracts and other undertakings which the General Partner, in its reasonable discretion, deems necessary or advisable or incidental thereto, including the power to acquire and dispose of any security (including marketable securities) or incur indebtedness or guarantee the indebtedness of the Portfolio Company.
     (b) Third parties dealing with the Partnership can rely conclusively upon the General Partner’s certification that it is acting on behalf of the Partnership and that its acts are authorized. The General Partner’s execution of any agreement on behalf of the Partnership is sufficient to bind the Partnership for all purposes.
     (c) The General Partner will have the right and power to establish the availability and terms of any offering of opportunities for an IP Limited Partner or any Family Related Partner or any other “friend or family member” of an IP Limited Partner to co-invest alongside the Partnership in all or part of the Partnership’s investments.
6.2 No Liability to Partnership or Limited Partners
     No Covered Party shall be liable to the Partnership or any Partner for any action taken, or failure to act, on behalf of the Partnership (or on behalf of the General Partner or the Program Manager with respect to the Partnership) if such Covered Party (a) acted honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager for the benefit of the Partnership; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Covered Party had reasonable grounds for believing that the Covered Party’s conduct was lawful. In addition, any Covered Party who has delegated to any other Person (other than to another Covered Party) any part of its functions (including participating in the management of or rendering professional advice or other services in respect of any Program Asset) shall not be liable, responsible, or accountable in damages or otherwise to the Partnership or to any Partner for any loss incurred or suffered by reason of any action by such other Person unless the delegating Covered Party did not (x) act honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager for the benefit of the Partnership; and (y) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, have reasonable grounds for believing that the Covered Party’s conduct was lawful with respect to such delegation. For the avoidance of doubt, nothing in the immediately preceding sentence shall be deemed to prevent the Partnership, the General Partner or the Program Manager from asserting a cause of action against the delegate of a Covered Party for any loss caused by the action, or failure to act, of such delegate and the General Partner shall cause the Partnership to effectively pursue any such cause of action to the extent it would be in the reasonable best interests of the Partnership to do so.
6.3 Indemnification
     (a) Subject to Section 6.3(c), the Partnership shall indemnify each Covered Party against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Covered Party in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Covered Party is involved because of such Covered Party’s association with the Partnership, the General Partner, or the Program Manager if such Covered Party (i) acted honestly and in good faith with a view to the best interests of the Partnership or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager and for the benefit of the Partnership; and (ii) had reasonable grounds for believing that such Covered Party’s conduct was lawful, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty.
     (b) Subject to Section 6.3(c), the Partnership shall advance moneys to a Covered Party for the costs, charges, and expenses of a proceeding referred to in Section 6.3(a). The Covered Party shall repay the moneys if the Covered Party does not fulfill the conditions of Section 6.3(a).
     (c) Before seeking indemnification from the Partnership, a Covered Party seeking such indemnification shall use all reasonable efforts to seek indemnification from the following sources (in the following order of priority): first, from the Portfolio Company, including any insurance provided by, or purchased on behalf of a Covered Party by, the Portfolio Company; and second, from the General Partner or the Program Manager, including from any insurance provided by the General Partner or the Program Manager. To the extent any unpaid indemnification obligation remains after the Covered Party has received indemnification from the foregoing sources, the Partnership shall indemnify such Covered Party for such shortfall.

ARTICLE VII
LIMITED PARTNERS
7.1 Limited Liability
     No Limited Partner shall be personally liable for any obligations of the Partnership or have any obligation to make contributions to the Partnership other than such Limited Partner’s initial contribution pursuant to Section 3.1 or as required pursuant to Section 4.6 or Section 7.6; provided that a Limited Partner shall be required to return any distribution made to it in error. To the extent any Limited Partner is required by the Partnership Act to return to the Partnership any distributions made to it and does so, such Limited Partner shall have a right of contribution from each other Limited Partner similarly liable to return distributions made to it to the extent that such Limited Partner has returned a greater percentage of the total distributions made to it and required to be returned by it than the percentage of the total distributions made to such other Limited Partner and so required to be returned by it.
7.2 No Participation in Management
     The Limited Partners (in their capacity as such) shall not participate in the control, management, direction, or operation of the affairs of the Partnership and shall have no power to bind the Partnership.
7.3 Transfer of Limited Partnership Interests
     (a) A Limited Partner may not Transfer all or a portion of its interest in the Partnership without the consent of the General Partner; provided that the General Partner shall not unreasonably withhold its consent to a Transfer by an IP Limited Partner to a Family Related Partner of such IP Limited Partner.
     (b) Unless and until the General Partner consents to the admission of a transferee as a substituted Limited Partner in accordance with this Section 7.3, the transferor shall remain liable for all liabilities and obligations relating to the transferred beneficial interest, if any, and the transferee shall become an assignee of only a beneficial interest in Partnership profits, losses and distributions of such interest. No consent of any other Limited Partner shall be required as a condition precedent to any Transfer.
     (c) Unless the General Partner otherwise determines in its sole discretion, the transferor and transferee of any Limited Partner’s interest shall be jointly and severally obligated to reimburse the General Partner and the Partnership for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Limited Partner’s interest, whether or not consummated.
     (d) Any substituted Limited Partner admitted to the Partnership with the consent of the General Partner shall succeed to all the rights and be subject to all the obligations of the transferring or assigning Limited Partner with respect to the interest to which such Limited Partner was substituted. The General Partner may modify Schedule I hereof to reflect such admittance of any substituted Limited Partner. Such substituted Limited Partner shall be treated as having received all of the allocations and distributions received by the transferring or assigning Limited Partner, if any.

     (e) Any Transfer that violates this Section 7.3 shall be void and the purported buyer, assignee, transferee, pledgee, mortgagee, or other recipient shall have no interest in or rights to Partnership assets, profits, losses, or distributions, and neither the General Partner nor the Partnership shall be required to recognize any such purported interest or rights.
7.4 No Termination
     Neither the substitution, death, incompetency, dissolution (whether voluntary or involuntary), nor bankruptcy of a Limited Partner shall affect the existence of the Partnership, and the Partnership shall continue for the Term of the Partnership until its existence is terminated as provided herein.
7.5 Additional Limited Partners
     Additional Limited Partners will be admitted only with the consent of the General Partner on such terms as agreed upon by the General Partner and the Person seeking admission to the Partnership.
7.6 Reimbursement for Payments on Behalf of a Partner
     (a) If the Partnership is obligated to pay any amount to a governmental agency or body or to any other Person (or otherwise make a payment) because of a Partner’s status or otherwise specifically attributable to a Partner (including, without limitation, federal withholding taxes with respect to foreign Partners, state withholding taxes, state personal property taxes, state unincorporated business taxes, etc.) then such Partner (the “Reimbursing Partner”) shall reimburse the Partnership in full for the entire amount paid (including, without limitation, any interest, penalties, and expenses associated with such payment). At the election of the General Partner, the amount to be reimbursed may be charged against the Capital Account of the Reimbursing Partner, and the Partnership shall reduce subsequent distributions which would otherwise be made to the Reimbursing Partner until the Partnership has recovered the amount to be reimbursed; provided that the amount of such reduction shall be deemed to have been distributed for all purposes of this Agreement, but such deemed distribution shall not further reduce the Reimbursing Partner’s Capital Account.
     (b) A Partner’s obligation to reimburse the Partnership under this Section 7.6 shall survive the termination, dissolution, liquidation, and winding-up of the Partnership, and for purposes of this Section 7.6, the Partnership shall be treated as continuing in existence.

ARTICLE VIII
DURATION AND TERMINATION
8.1 Term
     The Partnership shall continue until the occurrence of any of the following events: (i) the entry of a decree of judicial dissolution under the Act or (ii) an election by the General Partner to dissolve the Partnership.
8.2 Termination and Liquidation
     (a) The Partnership shall not terminate immediately upon the expiration of its Term under Section 8.1, but shall cease to engage in further business except to the extent necessary to promptly wind-up its affairs, perform existing contracts, and preserve the value of the Program Assets.
     (b) During the course of winding-up the Partnership all of the provisions of this Agreement shall continue to bind the parties and apply to the activities of the Partnership except as specifically provided to the contrary, but there shall be no distributions to the Partners except as provided in this Section 8.2.
     (c) Upon the expiration of the Partnership’s Term, the General Partner shall take such actions as it may think fit for winding-up the Partnership and liquidating the Program Assets, including:
(i)	The filing of all certificates and notices of dissolution as are required by applicable law; and

(ii)	The Realization of any Program Asset (unless the General Partner intends to distribute such Program Asset in kind); provided that all such Realizations shall be conducted in an orderly and businesslike manner so as not to involve undue sacrifice.
The General Partner in taking such actions may exercise and shall have the benefit of all rights, powers, and discretions vested in the General Partner pursuant to the provisions of this Agreement. If the General Partner is not able to act as the liquidator of the Partnership or exercise the powers inherent thereto, a liquidator shall be appointed by the Residual Limited Partner.
     (d) Upon dissolution of the Partnership, all Partnership assets shall be distributed or used as follows and in the following order of priority:
(i)	For the payment of the debts and liabilities of the Partnership, including, without limitation, the expenses of liquidation.

(ii)	For the setting up of any reserves which the General Partner may deem reasonably necessary for any liabilities or obligations of the Partnership.

(iii)	To the Partners in accordance with the provisions of Article IV.
     (e) The Partnership shall be terminated only after the Partnership assets have been distributed as provided in this Section 8.2.
ARTICLE IX
VALUATION OF PARTNERSHIP ASSETS
9.1 Normal Valuation
     For purposes of this Agreement, the value of any asset as of any date (or in the event such date is a holiday or other day which is not a business day, as of the immediately preceding business day) shall be valued by the General Partner in good faith using methods it considers appropriate.
9.2 Restrictions on Transfer or Blockage
     Any security which is held under a representation that it has been acquired for investment purposes and not with a view to public sale or distribution, or which is held subject to any other restriction on transfer, or where the size of the Partnership’s holdings compared to the trading volume would adversely affect the marketability of such security, shall be valued at such discount as the Program Manager deems reasonably necessary to reflect the marketability and value of such security.
ARTICLE X
BOOKS OF ACCOUNTS; MEETINGS
10.1 Books
     The Partnership shall maintain complete and accurate books of accounts of the Partnership’s affairs at the Partnership’s principal office.
10.2 Fiscal Year
     The fiscal year and taxable year of the Partnership shall be the calendar year, unless otherwise determined by the General Partner.
10.3 Reports
     The General Partner shall furnish to each Partner the following information and reports prepared in accordance with U.S. generally accepted accounting principles (“GAAP”):

     (a) As soon as practicable after the end of each fiscal year commencing with the first year in which the Partnership is in operation for a full fiscal year, (i) financial statements for the Partnership for such year (audited by a firm of independent certified public accountants of recognized national standing selected by the General Partner), and (ii) a statement of each Partner’s closing Capital Account balance as of the end of such year; and
     (b) As soon as practicable after the end of each fiscal year, the Partnership’s United States federal income tax return, including such Partner’s Schedule K-1 for such fiscal year.
ARTICLE XI
MISCELLANEOUS
11.1 Amendments
     This Agreement may be amended by the written consent of the General Partner, provided that if such amendment would adversely affect any Carried Interest Partner, then the Carried Interest Partner so affected must consent to such amendment. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended by the General Partner without the consent of any other Partner in order to cure any ambiguity or error, make an inconsequential revision, provide clarity, comply with any law or regulation or correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; provided that, except with respect to amendments necessary to comply with any law or regulation, such amendment does not materially and adversely affect any Limited Partner.
11.2 Successors
     Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Partners and their legal representatives, heirs, successors, and assigns.
11.3 Governing Law; Severability
     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, and, to the maximum extent possible, in such manner as to comply with all the terms and conditions of the Partnership Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only in such jurisdiction and only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
11.4 Notices
     All notices, demands, and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given on the date when personally delivered, when mailed by first class mail, when sent by facsimile or transmitted by email or the internet, or when sent by reputable overnight courier service, in each case to the recipient at the address, facsimile number or email address set forth in Schedule I hereof or to such other address, facsimile number, or email address, or to the attention of such other Person as has been indicated in writing to the General Partner.

11.5 Arbitration
     The parties to this Agreement shall each use good faith efforts for a period of 30 days (or such longer time as agreed to by the applicable parties) to try to resolve any controversy, dispute, or claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof. Thereafter, if such controversy, dispute, or claim remains, it shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Fort Lauderdale, Florida, pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating the controversy, dispute, or claim that led to arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second arbitrator in the answer thereto within 30 days of receipt of the request; provided that if there are multiple initiating or answering parties, the arbitrator selected must be reasonably acceptable to all initiating or answering parties, as applicable. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the 30-day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within 60 days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Florida shall govern.
11.6 Miscellaneous
     This Agreement (including the Appendices hereto) contains the entire agreement among the parties and supersedes all prior arrangements or understanding with respect thereto. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one agreement. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, the feminine, and the neuter.
11.7 No Third Party Beneficiaries
     No Person that is not a party hereto shall have any rights or obligations pursuant to this Agreement. The rights and obligations set forth herein are for the benefit of the parties hereto only and do not create or grant any rights to third parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GENERAL PARTNER: SPONSOR PARTNER: BLUEGREEN PROGRAM GP, LLC
By:	WOODBRIDGE FUND I, LLC, its Sole Member

By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

RESIDUAL LIMITED PARTNER: WOODBRIDGE EXECUTIVE INCENTIVE PLAN 1, LP
By:	WOODBRIDGE FUND I, LLC, its General Partner

By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

IP LIMITED PARTNERS:
/s/ Alan B. Levan
Alan B. Levan

/s/ John E. Abdo
John E. Abdo

/s/ Seth M. Wise
Seth M. Wise

PROGRAM MANAGER: WOODBRIDGE FUND I, LLC
By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

Schedule I
Bluegreen Program Partnership, LP
List of Carried Interest Partners and Applicable Carry Percentages

Carried Interest Partner	Carry Percentage

Sponsor Partner	35.0%

IP Limited Partners (divided as listed below)	32.5%

Alan Levan	38.25%

Jack Abdo	38.25%

Seth Wise	23.50%

Residual Limited Partner	32.5%

TOTAL	100.0%

Schedule II
Program Expenses

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Salaries and bonuses

Salary for any investment professionals of the Program Manager, except in the case where Woodbridge Holdings executives are the investment professionals. Salaries and cash bonus of direct dedicated staff members.
Salaries and bonuses

Woodbridge Holdings incentive stock options or stock grants to any investment professional or dedicated staff member as part of a Woodbridge Holdings-wide incentive compensation program.

Direct Expenses

Direct dedicated expenses incurred directly by the Program Manager, including rent, facilities charges, equipment and supplies, except in the case where Woodbridge Holdings executives are the investment professionals.

Outside legal and accounting expenses incurred for services rendered with respect to the Program Manager or the Partnership, including formation costs, and tax return preparation.

Unreimbursed costs of transactions, including due diligence expenses and the carrying costs of deposits, to the extent the transaction that generated the cost does not close.

Travel expenses neither capitalized as part of the acquisition of a completed transaction nor borne by the target company.

Standard charges by internal Woodbridge Holdings personnel for provision of back-office support services directly related to the program or Program Assets (i.e., providing the accounting services for the Partnership, providing human resources services for the Partnership).
Direct Expenses Time of Investment Committee in evaluating investment recommendations.

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Standard charges by BFC Shared Services for back-office support services directly related to the program or Program Assets. Interest on borrowings of the Program Manager, including any that accrued at the rate of 12% compounded per annum on amounts received through a pre-approved line of credit from Woodbridge Overhead Funding, LLC. For purposes of this provision, all amounts of funds provided to the Program Manager shall be treated as borrowings and shall accrue 12% interest regardless of whether such funds were provided in the form of loans, equity capital, or otherwise.

Allocation of Woodbridge Holdings Overhead None.	Allocation of Woodbridge Holdings Overhead

General corporate overhead (i.e., public company costs, office expenses for non-dedicated staff, investor relations and accounting staff not dedicated, analytical staff providing analytics to Woodbridge Holdings, management for oversight of programs and Program Assets).

Any other overhead expenses not expressly included on this Schedule II as Program Expenses.

APPENDIX A:
Tax and Accounting Provisions
A-1 Definitions
     For purposes of this Appendix A, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account, as of a specified time, after giving effect to the following adjustments:
     (a) credit to such Partner’s Capital Account any amounts that such Partner is obligated to restore or deemed obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Treasury Regulations Section 1.704-2(i)(5); and
     (b) debit to such Partner’s Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
     “Book Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:
     (a) the initial Book Value of any asset that is not Contributed Property as defined in the Agreement but is otherwise contributed or deemed contributed to the Partnership shall be such asset’s gross fair market value at the time of such contribution as determined by the General Partner pursuant to Article IX of the Agreement;
     (b) the initial Book Value of any asset that is Contributed Property as defined in Section 3.1(a) of the Agreement shall be the value set forth in Section 3.1(a) of the Agreement;
     (c) the Book Value of all Partnership assets may be adjusted in the discretion of the General Partner to equal their respective gross fair market values, as determined by the General Partner pursuant to Article IX of the Agreement, at the times specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f);
     (d) any adjustments to the adjusted basis of any asset of the Partnership pursuant to Section 734 or Section 743 of the Code shall be taken into account in determining such asset’s Book Value in a manner consistent with Treasury Regulations Section 1.704-1(b)(2)(iv)(m);
     (e) the Book Value of any Partnership asset distributed or deemed distributed by the Partnership to any Partner shall be adjusted immediately prior to such distribution to equal its gross fair market value as of the date of distribution, as determined by the General Partner pursuant to Article IX of the Agreement; and

A-1

     (f) if the Book Value of an asset has been determined pursuant to clauses (a), (c) or (d) of this definition, to the extent permitted by the Treasury Regulations, such Book Value shall thereafter be adjusted in the same manner as would the asset’s adjusted basis for U.S. federal income tax purposes, except that depreciation and amortization deductions shall be computed based on the asset’s Book Value as so determined, rather than on its adjusted tax basis.
     “Net Profits” and “Net Losses” mean, for any period, the taxable income or loss, respectively, of the Partnership for such period, in each case as determined for U.S. federal income tax purposes, but computed with the following adjustments:
     (a) items of income, gain, loss and deduction (including, without limitation, gain or loss on the disposition of any Partnership asset and depreciation or other cost recovery deduction or expense) shall be computed based upon the Book Value of the Partnership’s assets rather than upon such assets’ adjusted bases for U.S. federal income tax purposes;
     (b) any tax-exempt income received by the Partnership shall be deemed for these purposes only to be an item of gross income;
     (c) any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (or treated as described therein pursuant to Treasury Regulations under Section 704(b) of the Code) shall be treated as a deductible expense;
     (d) there shall be taken into account any separately stated items under Section 702(a) of the Code;
     (e) if the Book Value of any Partnership asset is adjusted pursuant to clauses (c) or (e) of the definition of “Book Value” above, or pursuant to clause (d) of such definition (but only to the extent the adjustment is attributable to a distribution of Investment Proceeds not in liquidation of a Partner’s Partnership interest), the amount of such adjustment shall be taken into account in the period of adjustment as gain or loss from the disposition or deemed disposition of such asset for purposes of computing Net Profits and Net Losses; and
     (f) items of income, gain, loss, deduction or credit allocated pursuant to Section A-6 of this Appendix A shall not be taken into account.
     “Tax Matters Partner” has the meaning set forth in Section A-6.
A-2 Maintenance of Capital Accounts
     (a) A Capital Account shall be maintained for each Partner in accordance with Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. The initial balance of each Capital Account shall be equal to such Partner’s initial capital contribution to the Partnership.

A-2

     (b) The Capital Account of each Partner shall be increased by (i) the amount of any cash contributed by such Partner to the capital of the Partnership, (ii) in the case of any property contributed by such Partner to the capital of the Partnership, the Book Value of such property (net of liabilities that the Partnership is considered to assume or take the property subject to) when contributed, (iii) the amount of any liabilities of the Partnership that are assumed by such Partner (except for liabilities described in Section A-2(c)(ii) of this Appendix A that are assumed by such Partner) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Profits allocated to such Partner, and (v) any gross income and gain allocated to such Partner.
     (c) The Capital Account of each Partner shall be decreased by (i) the amount of any cash distribution to such Partner when made, (ii) the Book Value of any property distributed to such Partner by the Partnership (net of liabilities that the Partner is considered to assume, or take property subject to) when distributed, (iii) the amount of any liabilities of such Partner that are assumed by the Partnership (except for liabilities described in Section A-2(b)(ii) of this Appendix A that are assumed by the Partnership) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Losses allocated to such Partner, and (v) any gross deductions and loss allocated to such Partner.
     (d) In the event that all or a portion of an interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent such Capital Account relates to the Transferred Partnership interest.
     (e) The Capital Account of each Partner shall be adjusted to reflect any adjustment to the Book Value of the Partnership’s assets attributable to the application of Section 734 of the Code in respect of a distribution in liquidation of such Partner’s Partnership interest to the extent required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).
     (f) It is the intention of the parties that the Capital Accounts of the Partners be kept in the manner required under Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. To the extent any additional adjustment to the Capital Accounts is required by such provisions, the General Partner is hereby authorized to make such adjustment after notice to the Partners.
     (g) Except as expressly required herein, no Partner shall be required to restore any negative balance in its Capital Account. No allocation to any Partner of any loss or deduction, whether attributable to depreciation or otherwise, shall create any obligation of that Partner to the Partnership or any other Partner, even if the allocation reduces such Partner’s Capital Account or creates or increases a deficit in its Capital Account.

A-3

A-3 Allocations of Profits and Losses
     (a) After the application of Section A-4, Net Profits and Net Losses for any taxable year, or portion thereof, shall be allocated among the Partners (and credited or debited to their Capital Accounts) in such manner so that, after taking into account distributions by the Partnership and contributions made to the Partnership through the end of such taxable year and the allocations of Net Profits and Net Losses for such taxable year, (i) the respective positive Capital Account balances of the Partners would correspond as closely as possible to the amount each Partner would receive as a cash distribution pursuant to Article IV of the Agreement, if the Partnership were to liquidate completely immediately after the end of such taxable year and (ii) any resulting deficit Capital Account balances of the Partners would correspond as closely as possible with the manner in which economic responsibility for Partnership deficit balances (as determined in accordance with the principles of Treasury Regulations under Section 704 of the Code) would be borne by the Partners under the terms of this Agreement if the Partnership were to liquidate completely immediately after the end of such taxable year. For purposes of the preceding sentence, the amount of cash to be distributed to each Partner, the amount of each Partner’s Capital Account and the amount of each Partner’s economic responsibility for Partnership deficit balances, upon the assumed liquidation, shall be computed by assuming that in connection with such liquidation, the Partnership sold all of its assets for amounts such that no Net Profits or Net Losses result from the sale and settled all of its liabilities for amounts such that no Net Profits or Net Losses result from the settlement. For purposes of applying this Section A-3, the Capital Account balance of each Partner shall be increased by such Partner’s share of “partnership minimum gain” and “partner minimum gain” (within the meaning of and in accordance with the Treasury Regulations under Section 704(b) of the Code). Subject to the other provisions of this Appendix A, an allocation to a Partner of a share of Net Profit or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profit or Net Loss.
     (b) If a Partner Transfers, acquires, or redeems an interest in the Partnership during a taxable year, the Net Profit or Net Loss (and other items referred to in Section A-4 of this Appendix A) attributable to such interest for such year shall be allocated between the transferring Partner and the transferee (or the other Partners in the Partnership) by any method permitted under Section 706 of the Code as selected by the General Partner.
A-4 Regulatory Allocations and Special Allocations
     (a) Notwithstanding any other provision of the Agreement or this Appendix A, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Partnership shall be allocated for each period to the Partner that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)), if any, of the Partnership shall be allocated to the Partners in accordance with their respective percentage interests in Net Losses.
     (b) The Agreement and this Appendix A shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treasury Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement or this Appendix A, items of gross income shall be allocated to the Partners on a priority basis to the extent and in the manner required by such provisions.

A-4

     (c) To the extent that Net Losses or items of loss or deduction otherwise allocable to a Partner hereunder would cause such Partner to have an Adjusted Capital Account Deficit as of the end of the taxable year to which such Net Losses or items of loss or deduction relate (after taking into account the allocation of all items of income and gain for such taxable period), such Net Losses or items of loss or deduction shall not be allocated to such Partner and instead shall be allocated to the Partners in accordance with Section A-3 of the Agreement as if such Partner were not a Partner.
     (d) Any allocations required to be made pursuant to clauses (a), (b), and (c) above (the “Regulatory Allocations”) (other than allocations, the effect of which are likely to be offset in the future by other special allocations) shall be taken into account, to the extent permitted by the Treasury Regulations, in computing subsequent allocations of income, gain, loss or deduction pursuant to Section A-3 so that the net amount of any items so allocated and all other items allocated to each Partner shall, to the extent possible, be equal to the amount that would have been allocated to each Partner pursuant to Section A-3 had such Regulatory Allocations under this Section A-4 not occurred.
     (e) If any Partner is treated for income tax purposes as realizing ordinary income because of receipt of its Partnership interest (whether under Section 83 of the Code or any similar provisions of any law, rule or regulations or any other applicable law, rule, regulation or doctrine) and the Partnership is entitled to any offsetting deduction, the Partnership’s deduction shall be allocated among the Partners in such manner as to, as nearly as possible, offset such ordinary income realized by such Partner.
A-5 Tax Allocations
     (a) For federal income tax purposes, except as otherwise provided in this Section A-5, each item of income, gain, loss, and deduction and credit shall be allocated among the Partners in the same manner as its corresponding item of book income, gain, loss, deduction or credit is allocated pursuant to this Appendix A.
     (b) In accordance with Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any Partnership asset contributed (or deemed contributed) to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such Partnership asset for federal income tax purposes and its Book Value upon its contribution (or deemed contribution). If the Book Value of any Partnership asset is adjusted, subsequent allocations of taxable income, gain, loss and deduction with respect to such Partnership asset shall take account of any variation between the adjusted basis of such Partnership asset for federal income tax purposes and the Book Value of such Partnership asset in the manner prescribed under Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder. The General Partner shall select the manner by which variations between Book Value and adjusted basis are taken into account in accordance with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.

A-5

     (c) The provisions of this Appendix A (and other related provisions in the Agreement) pertaining to the allocation of items of Partnership income, gain, loss, deduction, and credit shall be interpreted consistently with the Treasury Regulations, and to the extent unintentionally inconsistent with such Treasury Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Treasury Regulations.
A-6 Tax Matters Partner; Management Authority Regarding Tax and Accounting
     (a) The General Partner is designated the “Tax Matters Partner” (as defined in Section 6231(a)(7) of the Code) to manage administrative tax proceedings conducted at the partnership level by the Internal Revenue Service with respect to Partnership matters. The General Partner is specifically directed and authorized to take whatever steps the General Partner, in its sole discretion, deems necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under Treasury regulations. The Tax Matters Partner shall have full authority to extend the statute of limitations and control any tax audit or other proceeding on behalf of the Partnership. Expenses of administrative proceedings relating to the determination of Partnership items at the Partnership level undertaken by the Tax Matters Partner will be deemed to be Program Expenses.
     (b) All matters concerning (i) allocations of Net Profits and Net Losses and allocations for tax purposes, (ii) distributions by the Partnership, including the taxes thereon, and (iii) accounting procedures and determinations, tax determinations, determinations as to on whose behalf expenses were incurred and the attribution of fees and expenses to a Program Asset, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the General Partner, whose determination shall be final and conclusive as to all the Partners absent manifest clerical error.
     (c) At the General Partner’s sole discretion, the General Partner may cause the Partnership to make or refrain from making any and all elections permitted by the Code and the Treasury Regulations and any state, local, or foreign tax elections. Notwithstanding the foregoing, it is intended that the Partnership be treated as a partnership for U.S. federal income tax purposes, and neither the Partnership nor any Partner shall make any election inconsistent with such treatment without the unanimous written consent of the Partners.

A-6

APPENDIX B:
Apportionment and Modification of
Carried Interest to IP Limited Partners
B-1 Definitions
     For purposes of this Appendix B, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Acquisition Date” means, with respect to a Program Asset, the date the Partnership first made an investment in such Program Asset (or in the case of a Program Asset that is contributed to the Partnership, the date of such contribution).
     “Allocated Reimbursement Payments” means the amount of Reimbursement Payments allocated by the General Partner to each Program Asset. Unless the General Partner adopts another method (with notification to each other Partner), the General Partner shall allocate the Reimbursement Payments made with respect to a particular year to and among the Program Assets held by the Partnership during that year based on the relative Invested Capital in such Program Assets and adjusted (on a weighted average basis) to take into account Program Assets that are held for less than an entire year.
     “Carry Account” has the meaning set forth in Section B-3.
     “Carry Loss” means, with respect to the Realization of any Program Asset, 20% of the amount, if any, by which the combined Investment Proceeds and Sponsor Proceeds generated by such Program Asset are less than the sum of the Full Return Amount and the Hurdle Return Amount of such Program Asset. The General Partner shall use its reasonable discretion in determining the amount of Carry Loss (including adjusting previous allocations of Carry Loss) so as to cause the amount of Carry Loss to accurately reflect the amount by which all Carry Distributions that will ultimately be apportioned by the Partnership with respect to all other Program Assets will be reduced, which determination shall then be binding on the Partnership and the Partners.
     “Carry Profit” means, with respect to any particular Program Asset, the amount by which the Investment Proceeds or Sponsor Proceeds generated by that Program Asset produce or lead to the production of Carry Distributions, as determined by the General Partner. In general, the Carry Profit with respect to any Program Asset will equal the sum of the following amounts:
     (a) 0% of that portion of the combined Investment Proceeds and Sponsor Proceeds from such Program Asset as does not exceed the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount;
     (b) 80% of that portion of the combined Investment Proceeds and Sponsor Proceeds that is in excess of the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount but that is less than the sum of the applicable Full Return Amount and 133% of the applicable Hurdle Return Amount; and

     (c) to the extent in excess of the sum of clauses (a) and (b) above, (i) 20% of that portion of the Investment Proceeds that is in excess of the sum of the applicable Full Return Amount plus (ii) 100% of any Sponsor Proceeds.
The General Partner shall use its discretion in determining the amount of Carry Profit (including adjusting previous allocations of Carry Profit) so as to cause the amount of Carry Profit (net of the allocated Carry Loss) to accurately reflect the amount of Carry Distributions that will ultimately be distributed and that are allocable to each Program Asset.
     “Cause Event” means with respect to any IP Limited Partner,
     (a) any act or omission constituting gross negligence, willful misconduct, or fraud in the performance of such IP Limited Partner’s duties or obligations as an employee of the Program Manager;
     (b) any action or omission that causes there to be a material breach of any applicable management agreement to which the Program Manager is a party;
     (c) any willful refusal to perform a duty as directed by Woodbridge or any of its subsidiaries (including the General Partner) if such duty is within the scope of such IP Limited Partner’s duties to the Program Manager, Woodbridge or any of its subsidiaries; or
     (d) any conviction of any crime constituting a felony in the jurisdiction involved (other than a motor vehicle felony for which only a non-custodial penalty is imposed), whether or not involving the Program Manager or the Partnership.
     “Full Return Amount” means, with respect to a Program Asset, the sum of (i) the aggregate Invested Capital and (ii) the Allocated Reimbursement Payments, in each case attributable to such Program Asset.
     “Hurdle Return Amount” means, with respect to a Program Asset, as of any date of determination, the summation of an amount calculated on a daily basis through the applicable date of determination equal to 10% per annum, compounded annually, of (i) the aggregate Invested Capital and the Allocated Reimbursement Payments, in each case attributable to such Program Asset, minus (ii) the aggregate amount of all Investment Proceeds attributable to such Program Asset on or prior to such day.
     “Tenured Asset” means, with respect to any IP Limited Partner, any Program Asset acquired by the Partnership during the period when such Person was an IP Limited Partner (and not a Terminated IP Limited Partner) or any other Program Asset in which such Person has been granted a Carry Percentage by the General Partner. For the avoidance of doubt, an IP Limited Partner will not receive a Carry Percentage with respect to any asset that is not a Tenured Asset.

     “Terminated IP Limited Partner” means any IP Limited Partner whose employment with the Woodbridge Employer is terminated for any reason, whether voluntarily or involuntarily, and with or without cause. In the General Partner’s discretion, an IP Limited Partner whose employment with the Woodbridge Employer is terminated contemporaneously with such IP Limited Partner becoming employed by another entity within Woodbridge shall not be treated as having been terminated, and the new employer shall become the Woodbridge Employer for purposes of this definition. For purposes of this Agreement, in the case of any Family Related Partner, the termination of employment with the Woodbridge Employer of the IP Limited Partner with whom such Family Related Partner is associated shall cause such Family Related Partner to become a Terminated IP Limited Partner.
     “Vested Percentage” means, with respect to an IP Limited Partner and each Program Asset, that percentage to be applied in determining the amount of Carry Profit or Carry Loss to be allocated to any IP Limited Partner as set forth in the vesting provisions in Section B-2.
     “Woodbridge Employer” means, with respect to any IP Limited Partner, the Program Manager if the IP Limited Partner is an employee of the Program Manager. Otherwise it means the entity within Woodbridge that is the employer of such IP Limited Partner.
B-2 Vesting Provisions
     (a) Non-Tenured Assets. An IP Limited Partner will have a Vested Percentage of 0% in any Program Asset that is not a Tenured Asset with respect to such Partner.
     (b) Tenured Assets. The Vested Percentage of an IP Limited Partner with respect to a Tenured Asset will be as follows:
(i)	Distributions or Realizations While Employed. An IP Limited Partner will have a Vested Percentage of 100% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs prior to the IP Limited Partner becoming a Terminated IP Limited Partner. For the avoidance of doubt, an IP Limited Partner shall have a Vested Percentage of 100% in any Carry Loss associated with an unreversed Impairment that arises on or prior to an IP Limited Partner becoming a Terminated IP Limited Partner.

(ii)	Termination for Cause. An IP Limited Partner will have a Vested Percentage of 0% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because of the occurrence of a Cause Event with respect to such IP Limited Partner.

(iii)	Termination Not for Cause. An IP Limited Partner will have a Vested Percentage of 75% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because (i) the Woodbridge Employer terminated the employment for a reason other than the occurrence of a Cause Event with respect to such IP Limited Partner or (ii) of the death, permanent disability or legal incapacity of such IP Limited Partner.

(iv)	Voluntary Resignation. An IP Limited Partner will have a Vested Percentage as determined pursuant to the following sentence in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because the IP Limited Partner voluntarily left the employment of the Woodbridge Employer. For purposes of this clause (iv), the Vested Percentage shall be determined separately for each Program Asset and shall equal: (A) 25% upon the Acquisition Date of such Program Asset, (B) an additional 12.5 percentage points per year upon each of the first four anniversaries of the Acquisition Date, and (C) the remainder when the Tenured Asset is Realized.
     (c) Permitted Modifications. Notwithstanding the foregoing, the General Partner may, after consultation with the Program Manager, modify this vesting schedule for any additional IP Limited Partner admitted to the Partnership pursuant to Section 7.5 of the Agreement, including granting an additional IP Limited Partner the right to have a Vested Percentage in Program Assets whose Acquisition Date preceded the time such additional IP Limited Partner was admitted to the Partnership.
     (d) Permitted Adjustments. As described in Section B-3(b), the General Partner, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss. The ability of the General Partner to make these adjustments shall not be restricted by the application of the vesting provisions in this Section B-2.
     (e) Family Related Partner. A Family Related Partner’s Vested Percentage shall be equivalent to the Vested Percentage of the IP Limited Partner associated with such Family Related Partner.
B-3 Determination of Carry Accounts
     (a) Maintenance of Carry Accounts. A separate bookkeeping account (a “Carry Account”) shall be maintained for each IP Limited Partner. Immediately prior to the Partnership making any Carry Distributions or upon the Realization of a Program Asset, the Carry Profit (or Carry Loss) determined with respect to such distribution or Realization shall be credited (or debited, and, if necessary, to an amount below zero) to the Carry Account of each IP Limited Partner in an amount equal to such IP Limited Partner’s Carry Percentage in the Program Asset giving rise to such Carry Profit (or Carry Loss) multiplied by such IP Limited Partner’s Vested Percentage in such Carry Profit (or Carry Loss). An IP Limited Partner’s Carry Account shall be debited by the amount of Carry Distributions made to such IP Limited Partner.

     (b) Adjustments to Carry Accounts. The General Partner, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss so that, on an aggregate basis the Carry Accounts of the IP Limited Partners more closely match the aggregate rights of the IP Limited Partners to receive Carry Distributions or to make clawback payments as provided in Article IV of the Agreement. Except to the extent the General Partner determines otherwise (with notice to the other Partners), the General Partner intends to cause any shortfall in the aggregate net Carry Profits (i.e., net of aggregate Carry Losses) as compared to the aggregate amount of Carry Distributions (net of clawback payments) distributable to the IP Limited Partners in accordance with Article IV of the Agreement to be allocated on a pro rata basis to each Program Asset that otherwise produced Carry Profit (and among them based on the relative amounts of Carry Profit).
     (c) Deemed Realization. Solely for purposes of determining an IP Limited Partner’s Carry Account, the General Partner may, upon the admittance of a new Carried Interest Partner or at any other time, deem there to have been a Realization of one or more Program Assets at the Fair Market Value at such time of such Program Asset, in which case the deemed Carry Profit or Carry Loss derived from such deemed Realization shall be allocated among the IP Limited Partners and charged to the Carry Accounts of the IP Limited Partners. Any future actual or deemed Realization of a Program Asset shall take into account the prior deemed Realization or Realizations. Notwithstanding the foregoing, for purposes of determining an IP Limited Partner’s Vested Percentage pursuant to Section B-2, such deemed Realizations shall be disregarded.
B-4 Distributions to the IP Limited Partners
     Subject to the holdback provisions of Section 4.5 of the Agreement, each IP Limited Partner shall be entitled to receive an amount of Carry Distributions equal to the positive balance in his Carry Account, provided that the sum of all of the Carry Distributions made to date to the IP Limited Partners as a group cannot exceed the product of (A) the total Carry Distributions made to date times (B) the aggregate Carry Percentages for all of the IP Limited Partners (adjusted as necessary to take into account changes in Carry Percentages since the formation of the Partnership). If the amount of Carry Distributions to be made to the IP Limited Partners as a group is insufficient to reduce the positive Carry Account balances of all IP Limited Partners to zero, then Carry Distributions made to the IP Limited Partners as a group will be made pro rata among the IP Limited Partners based on their relative Carry Account balances. If the amount of Carry Distributions to be made to the IP Limited Partners exceeds the aggregate positive Capital Account balances of the IP Limited Partners, such excess shall be distributed among the IP Limited Partners in the manner that the General Partner determines most appropriately reflects the IP Limited Partners’ relative Carry Percentages (as adjusted by the Vested Percentages) in the Program Assets giving rise to the Carry Distributions.
B-5 Responsibility for Gross Clawback Amount
     Each IP Limited Partner shall be responsible (only to the extent of Section 4.6(c) of the Agreement) for a portion of the Gross Clawback Amount equal to the negative balance, if any, in such IP Limited Partner’s Carry Account as of the final liquidating distribution of assets of the Partnership pursuant to Section 8.2 of the Agreement.
B-6 83(b) Election
     Each Carried Interest Partner shall make a timely election under Section 83(b) of the Code with respect to such Carried Interest Partner’s interest in the Partnership.

AMENDED AND RESTATED
LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT
OF
ODI PROGRAM PARTNERSHIP, LLLP
[ Previously Named: Woodbridge Equity Fund LLLP ]

Date: March 13, 2009

     -i-

		Page

7.6	Reimbursement for Payments on Behalf of a Partner	16

ARTICLE VIII DURATION AND TERMINATION		17
8.1	Term	16
8.2	Termination and Liquidation	16

ARTICLE IX VALUATION OF PARTNERSHIP ASSETS		17
9.1	Normal Valuation	17
9.2	Restrictions on Transfer or Blockage	17

ARTICLE X BOOKS OF ACCOUNTS; MEETINGS		18
10.1	Books	18
10.2	Fiscal Year	18
10.3	Reports	18

ARTICLE XI MISCELLANEOUS		18
11.1	Amendments	18
11.2	Successors	19
11.3	Governing Law; Severability	19
11.4	Notices	19
11.5	Arbitration	19
11.6	Miscellaneous	20
11.7	No Third Party Beneficiaries	20

APPENDIX A: TAX AND ACCOUNTING PROVISIONS		A-1
A-1	Definitions	A-1
A-2	Maintenance of Capital Accounts	A-2
A-3	Allocations of Profits and Losses	A-4
A-4	Regulatory Allocations and Special Allocations	A-4
A-5	Tax Allocations	A-5
A-6	Tax Matters Partner; Management Authority Regarding Tax and Accounting	A-6

APPENDIX B: APPORTIONMENT AND MODIFICATION OF CARRIED INTEREST TO IP LIMITED PARTNERS		B-1
B-1	Definitions	B-1
B-2	Vesting Provisions	B-3
B-3	Determination of Carry Accounts	B-4
B-4	Distributions to the IP Limited Partners	B-5
B-5	Responsibility for Gross Clawback Amount	B-5
B-6	83(b) Election	B-5
     -ii-

AMENDED AND RESTATED
LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT
OF
ODI PROGRAM PARTNERSHIP, LLLP
     THIS AGREEMENT OF LIMITED LIABILITY LIMITED PARTNERSHIP is deemed to be effective as of March 13, 2009 (the “Effective Date”) among the General Partner, the Limited Partners, the Program Manager, and the Initial Limited Partner.
     WHEREAS, the Partnership (as defined below) was formed pursuant to (a) the Certificate (as defined below) and (b) an Agreement of Limited Liability Limited Partnership dated as of March 13, 2008 (the “Initial Agreement”), between the General Partner, as general partner, and Woodbridge Holdings Corporation, a Florida corporation, as the sole limited partner (the “Initial Limited Partner”);
     WHEREAS, in furtherance of this Agreement, the Initial Limited Partner has transferred its interest in the Partnership to the Program Manager and the Program Manager has transferred such interest to the General Partner which hereafter shall be considered the General Partner’s interest;
     WHEREAS, the parties to this Agreement wish to amend and restate the Initial Agreement in its entirety as hereinafter set forth, and to admit the IP Limited Partners, the Sponsor Partner and the Residual Limited Partner as partners to the Partnership.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
GENERAL PROVISIONS
1.1 Formation
     The Partners hereby agree to continue a limited liability limited partnership (the “Partnership”) pursuant to and in accordance with the Florida Revised Uniform Limited Partnership Act of 2005, as amended from time to time (the “Partnership Act”). The term of the Partnership (the “Term”) commenced upon the filing of the Certificate of Limited Partnership (the “Certificate”) with the Secretary of State of Florida (the date of such filing is referred to herein as the date of “formation” of the Partnership) and shall continue until dissolution and termination of the Partnership in accordance with the provisions of ARTICLE VIII hereof.

1.2 Name
     As of the date hereof, the Partners hereby agree that the name of the Partnership shall be changed from Woodbridge Equity Fund LLLP to ODI Program Partnership, LLLP, and the General Partner shall file a certificate of amendment effecting such name change. The General Partner shall be entitled to further change the name to such other name or names as the General Partner may designate from time to time.
1.3 Purpose
     The Partnership is organized for the principal purpose of (i) acquiring, managing, and supervising the interests in the Program Assets, and (ii) engaging in such other activities incidental or ancillary thereto as the General Partner deems necessary or advisable.
1.4 Principal Office
     The General Partner shall maintain a principal office in Fort Lauderdale, Florida, or at such other place or places as the General Partner may from time to time designate.
ARTICLE II
DEFINITIONS; DETERMINATIONS
2.1 Definitions
     Capitalized terms used in this Agreement have the meanings set forth below or as otherwise specified herein:
     “Agreement” means this Amended and Restated Limited Liability Limited Partnership of ODI Program Partnership, LLLP, as amended or modified from time to time in accordance with its terms.
     “Alternative Clawback Reserve” has the meaning set forth in Section 4.5.
     “Capital Account” is the account established for each Partner in accordance with the provisions of Appendix A hereto.
     “Capital Proceeds” means any Investment Proceeds received by the Partnership in respect of a Program Asset that are attributable to a Realization event.
     “Carried Interest Partners” means the Sponsor Partner, the IP Limited Partners, and the Residual Limited Partner, in their capacities as Partners entitled to receive Carry Distributions.

     “Carry Distributions” means those distributions paid to the Carried Interest Partners in their capacities as such pursuant to Section 4.3(a)(ii) and Section 4.3(a)(iii)(B).
     “Carry Percentage” means, with respect to a Carried Interest Partner, its percentage interest in Carry Distributions as set forth for such Partner on Schedule I hereof.
     “Certificate” has the meaning set forth in Section 1.1.
     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
     “Contributed Property” means 1,435,000 shares of common stock of Office Depot, Inc.
     “Covered Party” means each of the Partners, a director, officer, partner or member (or a former director, officer, partner or member) of any Partner, and to the extent approved by the General Partner in its sole discretion, any other employee of a Partner or an agent acting at the direction of the General Partner or the Program Manager, and in any such case, the heirs and legal representatives of any such person.
     “Current Proceeds” means any Investment Proceeds received by the Partnership in respect of a Program Asset that are not attributable to a Realization event, including dividends, rents, or interest with respect to such Program Asset.
     “Deal Fees” means those amounts received by the General Partner (or an affiliate of the General Partner) as break-up fees, director fees, “flip” fees, investment banking, consulting, or similar transaction fees, but not including any amount received as reimbursement for expenses directly related to the provision of such services for which the fee is being paid. “Deal Fees” also means all amounts earned by any employee or agent (in such capacity) of the Program Manager with respect to a Program Asset or other activities of the Partnership, but not including payments to such employee or agent from the Program Manager.
     “Effective Date” has the meaning set forth in the Recitals.
     “Fair Market Value” of a security or a Program Asset means the amount that would be realized as Investment Proceeds if such security or Program Asset had been sold at its “value” (determined in accordance with Article IX).
     “Family Related Partner” means, with respect to any IP Limited Partner, any Person who is a spouse or lineal descendent of the parents of such IP Limited Partner or any Person which is a trust formed by such IP Limited Partner for investment by or for the benefit of such IP Limited Partner’s spouse or any lineal descendants of the parents of such IP Limited Partner or of such IP Limited Partner’s spouse and/or any charitable organization; provided that any cause of action or other dispute arising in relation to a Family Related Partner’s interest may only be pursued by the IP Limited Partner associated with such Family Related Partner, except if such IP Limited Partner has died or become legally incapacitated.
     “GAAP” has the meaning set forth in Section 10.3.

     “General Partner” means ODI Program GP Corporation, in its capacity as general partner of the Partnership, and any successor general partner of the Partnership.
     “Gross Clawback Amount” has the meaning specified in Section 4.6.
     “Impairment” means, with respect to a Program Asset, a determination by the General Partner that the Program Asset is not expected to be able to provide for cash flow or realization proceeds a return to investors of at least the amount of Invested Capital associated with such asset as well as a 10% per annum compounded annual return on such Invested Capital. The General Partner’s determination that a Program Asset has suffered an Impairment for purposes of this Agreement shall be independent of any determination that the value of the Program Asset is reduced for purposes of the financial statements prepared under generally accepted accounting principles.
     “Initial Agreement” has the meaning set forth in the Recitals.
     “Initial Limited Partner” has the meaning set forth in the Recitals.
     “Invested Capital” has the meaning set forth in Section 3.1.
     “Investment Proceeds” means the gross investment returns (whether in the form of cash, securities, or other property) received by the Partnership in respect of the Partnership’s Invested Capital in any Program Assets (i.e., in its capacity as an investor and not with respect to the provision of any services with respect to such Program Assets or to any other investor in such Program Assets). For the avoidance of doubt, the amount of Investment Proceeds shall be determined without regard to any management fees, carried interest, or similar deductions that may be charged by the General Partner or the Program Manager to any investment vehicle through which the Partnership holds any of its investments.
     “IP Clawback Reserve” has the meaning set forth in Section 4.5.
     “IP Limited Partners” means any Persons designated as IP Limited Partners on Schedule I hereof, in their capacities as limited partners of the Partnership, or any other Persons that are admitted as IP Limited Partners in accordance with the terms hereof, in each case for so long as such Persons continue to be IP Limited Partners hereunder, and “IP Limited Partner” shall mean each of such Persons individually.
     “Limited Partners” means the IP Limited Partners and the Residual Limited Partner, and “Limited Partner” shall mean each of such Persons individually.
     “Overall Hurdle Clawback” has the meaning set forth in the limited partnership agreement governing Woodbridge Executive Incentive Plan 1, LP.
     “Partners” means collectively the General Partner (including in its capacity as Sponsor Partner), the Limited Partners, the Program Manager and any other Person that is admitted to the Partnership as a partner in accordance with the terms hereof, and “Partner” shall mean each of such persons individually.
     “Partnership” has the meaning set forth in Section 1.1.

     “Partnership Act” has the meaning set forth in Section 1.1.
     “Person” means an individual, a partnership (general, limited, or limited liability), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental, quasi-governmental, judicial, or regulatory entity or any department, agency, or political subdivision thereof.
     “Platform” means all of the program partnerships (or other entities) that are designated as a “Program Partnership” in accordance with the terms of the governing agreement of Woodbridge Executive Incentive Plan 1, LP.
     “Portfolio Company” means Office Depot, Inc. and such other entities, the interests in which are Program Assets.
     “Preferred Return” has the meaning set forth in Section 4.3.
     “Program Assets” means those assets held by the Partnership as part of the Partnership’s investment program, and “Program Asset” shall mean each of such Program Assets individually.
     “Program Expenses” means those costs, expenses, liabilities and obligations relating to the Partnership’s activities, investments and business (to the extent not borne or reimbursed by the Portfolio Company) as set forth on Schedule II hereof.
     “Program Manager” means Woodbridge Fund I, LLC.
     “Program Partnership” means each partnership (or other entity) that is designated as a “Program Partnership” in accordance with the terms of the governing documents of Woodbridge Executive Incentive Plan 1, LP. All such partnerships together with the Partnership are the “Program Partnerships.”
     “Realization” means the sale, redemption, or other disposition of, or any other receipt of a capital nature, including proceeds from the recapitalization or refinancing at the investment level (as determined by the General Partner) with respect to the whole or part of, or the permanent write-off of a Program Asset, and “Realized” shall be construed accordingly. To the extent a Program Asset has suffered an Impairment of less than the whole of the Program Asset, a portion of the Program Asset equal to the amount of the Impairment shall be treated as if sold for no consideration. If the General Partner determines that an Impairment has been reversed, the General Partner shall adjust the allocations and distributions made by the Partnership so as to reverse the effects of the prior Impairment.
     “Realized Base Contributions” has the meaning set forth in Section 4.3(a)(i).
     “Regulatory Allocations” has the meaning set forth in Appendix A hereto.
     “Reimbursement Payment” means the special payment to the Program Manager pursuant to Section 4.2.
     “Reimbursing Partner” has the meaning set forth in Section 7.6(a).
     “Residual Limited Partner” means the Person entitled to receive the amounts of Carry Distributions not made to the Sponsor Partner or the IP Limited Partners, which Person will be Woodbridge Executive Incentive Plan 1, LP.
     “Return Distributions” means those distributions to the General Partner other than Carry Distributions as set forth in Section 4.3.

     “Sponsor Partner” means the Person entitled to receive the amounts of Carry Distributions apportioned to the Sponsor Partner pursuant to the terms hereof, which Person initially will be the General Partner, in its capacity as Sponsor Partner.
     “Sponsor Proceeds” means all other proceeds received by the Partnership from or with respect to its assets other than Investment Proceeds. Sponsor Proceeds include management fees, carried interest, and Deal Fees charged by the Partnership to other investors in an investment vehicle through which the Partnership holds its assets; provided, however, that to the extent the General Partner determines that Deal Fees arising with respect to a Partnership asset are attributable to the capital invested in that asset by the Partnership, such fees will be treated as Investment Proceeds, rather than Sponsor Proceeds. For the avoidance of doubt, Deal Fees attributable to the capital invested by a third party or not attributable to any investment of capital will be treated as Sponsor Proceeds.
     “Term” has the meaning set forth in Section 1.1.
     “Transfer” means a transfer in any form, including a sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation, exchange, gift, or other disposition, or the act of so doing, whether voluntarily, by operation of law, pursuant to judicial process, or otherwise as the context requires.
     “Woodbridge” means Woodbridge Holdings Corporation or any direct or indirect subsidiary of such corporation.
2.2 Determinations
     Unless otherwise indicated, any determinations or calculations conducted pursuant to this Agreement shall be determined or calculated as of the date of such determination or calculation.
ARTICLE III
INVESTED CAPITAL; CAPITAL ACCOUNTS
3.1 Invested Capital
     As of the Effective Date, the Partners shall be required to make the following contributions to the capital of the Partnership (“Invested Capital”):
     (a) The General Partner has contributed (or is deemed to have contributed) the Contributed Property to the Partnership, which for purposes hereof shall be treated as Invested Capital of $18,763,454 and such Contributed Property will be treated as having a Book Value as defined in Appendix A hereto.
     (b) Each IP Limited Partner shall contribute $250 to the capital of the Partnership.

     (c) The Residual Limited Partner shall contribute $250 to the capital of the Partnership.
     (d) The Program Manager shall contribute $250 to the capital of the Partnership.
The right of each IP Limited Partner, the Residual Limited Partner, and the Sponsor Partner to receive Carry Distributions represents a profits interest received for services rendered or to be rendered to or for the benefit of the Partnership.
3.2 Future Contributions
     (a) Other than the required Invested Capital described in Section 3.1, any reimbursement payment pursuant to Section 7.6, or as may be required by applicable law, no Partner shall have any further obligation to contribute additional Invested Capital to the Partnership; provided that the General Partner shall be required to make special distributions to the Partnership to the extent that such special distributions are necessary to reduce any IP Limited Partner’s Alternative Clawback Reserve as described in Section 4.2(c).
     (b) The General Partner, in its discretion, whether or not in connection with the admission of any new Partner to the Partnership in accordance with Section 7.5, may permit a Partner to contribute additional Invested Capital to the Partnership under such circumstances as may be determined by the General Partner.
     (c) The General Partner may cause the Partnership to borrow funds, including from Woodbridge, under such terms as the General Partner may determine, in order to permit the Partnership to meet its liquidity needs.
3.3 Capital Accounts
     (a) A capital account shall be maintained for each Partner in accordance with the provisions of Appendix A hereto.
ARTICLE IV
DISTRIBUTIONS
4.1 Distribution Policy
     (a) Except as set forth in Section 4.1(c) and Section 4.4, the General Partner shall periodically cause excess cash or cash equivalents held in the Partnership to be distributed to the Limited Partners in accordance with Section 4.3.
     (b) Distributions may be in the form of cash, property, or securities. Except as otherwise provided herein, for purposes of this Agreement, an in-kind distribution of non-cash property shall be treated as if an amount of cash equal to the Fair Market Value of such property had been distributed.

     (c) In determining the amounts that may be available for distribution to the Partners, the General Partner shall first cause the Partnership to satisfy its current obligations, including its obligation to make any Reimbursement Payment to the Program Manager in accordance with Section 4.2. In addition, the General Partner may cause the Partnership to retain such amounts as the General Partner determines are appropriate to act as reserves for any fixed or contingent payments or liabilities of the Partnership (including future amounts of Reimbursement Payments) for which the Partnership may be liable.
4.2 Reimbursement Payment
     Prior to making any distributions to the Partners pursuant to Section 4.3, the Partnership shall make a reimbursement payment (the “Reimbursement Payment”) to the Program Manager equal to the amount of Program Expenses (including, for the avoidance of doubt, interest accruing on the Program Manager’s line of credit used to finance such expenses) borne by, and required to be paid by, the Program Manager that have yet to be reimbursed by the Partnership to the Program Manager.
4.3 Priority of Distributions
     After making any Reimbursement Payment pursuant to Section 4.2, except to the extent specifically provided in this Agreement to the contrary, distributions by the Partnership shall be made among the Partners as follows:
     (a) Capital Proceeds and Sponsor Proceeds. Distributions designated as Capital Proceeds or Sponsor Proceeds by the General Partner shall be distributed as follows:
(i)	First, 100% to the General Partner as “Return Distributions” until the General Partner has received aggregate distributions sufficient to provide the General Partner a 10% per annum cumulative annually compounded internal rate of return (the “Preferred Return”) on the General Partner’s Invested Capital attributable to all Program Assets (or portion thereof) that have been Realized (such Invested Capital, the “Realized Base Contributions”), provided that for purposes of determining the Preferred Return, the Invested Capital attributable to the contribution of the Contributed Property shall be treated as having been made on September 1, 2008. The General Partner will include as Return Distributions any amounts received that relate to the investment in such Program Assets, regardless of whether such amounts are received through, or outside of, the Partnership. For the avoidance of doubt, an “internal rate of return” calculation encompasses a return of, as well as a return on, the Realized Base Contributions.

(ii)	Second, 20% to the General Partner (as additional Return Distributions) and 80% to the Carried Interest Partners (and among them as provided in Section 4.4) as “Carry Distributions,” until the aggregate amount of Carry Distributions equals 20% of the excess of (A) the aggregate amount of Return Distributions and Carry Distributions distributed over (B) the Realized Base Contributions; and

(iii)	Thereafter, between the General Partner and the Carried Interest Partners as follows:
(A)	The General Partner is allocated an additional amount (as additional Return Distributions) so that the aggregate amount of Return Distributions distributed to the General Partner equals the sum of (1) the Realized Base Contributions plus (2) 80% of the amount by which the aggregate Investment Proceeds received by the Partnership exceeds the Realized Base Contributions; and

(B)	The remainder to the Carried Interest Partners as additional Carry Distributions.
     (b) Current Proceeds. Distributions designated as Current Proceeds by the General Partner shall be distributed in the same manner as Capital Proceeds and Sponsor Proceeds pursuant to Section 4.3(a) except that for purposes of applying those provisions with respect to a particular distribution of Current Proceeds, the Program Asset giving rise to such Current Proceeds will be deemed to have been Realized for an amount equal to the Invested Capital (and taking into account any prior unreversed Impairment with respect to such Program Asset) attributable to such Program Asset immediately prior to the distribution of such Current Proceeds.
4.4 Apportionment of Carry Distributions
     Carry Distributions will be made to and among the Carried Interest Partners in the following amounts:
     (a) Distributions to the Sponsor Partner. The Sponsor Partner shall in all cases receive 35% of all Carry Distributions.
     (b) Distributions to the IP Limited Partners. The IP Limited Partners as a group shall receive a portion of Carry Distributions, which portion shall not exceed the aggregate Carry Percentages of the IP Limited Partners, but which may be reduced by the vesting and other provisions in Appendix B hereto. The provisions of Appendix B will govern the determination of each IP Limited Partner’s share of such Carry Distributions.
     (c) Distributions to the Residual Limited Partner. Carry Distributions not made to the Sponsor Partner or the IP Limited Partners shall be made to the Residual Limited Partner. For the avoidance of doubt, any reductions in Carry Distributions to the IP Limited Partners pursuant to the vesting provisions set forth in Appendix B hereto shall accrue to the benefit of the Residual Partner.

4.5 IP Clawback Reserve
     (a) Notwithstanding the provisions of Section 4.3 and Section 4.4 and Appendix B hereto, 25% (adjusted as provided in Section 4.5(b) below) of any Carry Distributions that are available for distribution to an IP Limited Partner shall be withheld by the Partnership, and a separate bookkeeping account (an “IP Clawback Reserve”) shall be established for such IP Limited Partner by the Partnership for tracking deposits, withdrawals, and interest earned with respect to such account. The Partnership may aggregate each of the IP Clawback Reserves within a single interest-bearing Partnership bank account.
     (b) Each time that the Partnership is to make a distribution of Carry Distributions, the General Partner (together with the general partners of each of the other Program Partnerships) will review the remaining Program Assets and the assets within each other Program Partnership in the Platform to determine whether any of the cumulative assets have suffered an Impairment that has not been reversed, and if so, the effect that such Impairment would have on the ability of Woodbridge (in its capacity as an investor in such program partnership) to receive proceeds from such Program Partnership sufficient to provide Woodbridge with at least a 10% annual cumulative compounded internal rate of return on its Invested Capital (as defined by the governing agreement of such Program Partnership) in such Program Partnership. If the General Partner determines that the Impairment would prevent such minimum return from being achieved, the General Partner may increase the percentage (but not in excess of 100%) of Carry Distributions to be contributed to the IP Clawback Reserve of any Executive IP Partner (as defined below) in order to add to such IP Clawback Reserve an amount which, when combined with the other reserves being established by the other Program Partnerships and by Woodbridge Executive Incentive Plan 1, LP with respect to such Executive IP Partner, will cover such Executive IP Partner’s share of the Overall Hurdle Clawback that is anticipated to arise.
(i)	“Executive IP Partner” shall mean any person who is both an IP Limited Partner and a limited partner of Woodbridge Executive Incentive Plan 1, LP.

(ii)	For the avoidance of doubt, the General Partner shall not increase the percentage of Carry Distributions to be contributed to the IP Clawback Reserve of any IP Limited Partner who is not an Executive IP Partner.
     (c) Notwithstanding the foregoing, in the General Partner’s discretion, rather than depositing amounts in the IP Clawback Reserve for an IP Limited Partner, the General Partner may cause such amounts to be distributed to the General Partner as additional Return Distributions, which will be credited to a special bookkeeping account (an “Alternative Clawback Reserve”) for the benefit of such IP Limited Partner. The balance in the Alternative Clawback Reserve shall be increased from time to time by an interest factor equal to the interest earned on the IP Clawback Reserve (or, if there is no IP Clawback Reserve, on the rate of interest that the Partnership would receive on an interest-bearing bank account).
     (d) As set forth in Section 4.6, at the expiration of the Term of the Partnership, each IP Limited Partner will be responsible for a share of the Gross Clawback Amount, if any.
(i)	To satisfy an IP Limited Partner’s share, amounts will first be taken from such IP Limited Partner’s Alternative Clawback Reserve. To the extent that such IP Limited Partner’s share is not satisfied, amounts will be taken from such IP Limited Partner’s IP Clawback Reserve.

(ii)	(A) To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an IP Limited Partner who is not an Executive IP Partner of the Gross Clawback Amount, an amount of Return Distributions that would otherwise be payable to the General Partner or Carry Distributions otherwise payable to the Sponsor Partner equal to such excess, shall instead be specially distributed to the applicable IP Limited Partner without regard to Section 4.3, which distributions will reduce on a dollar-for-dollar basis the amount in such IP Limited Partner’s Alternative Clawback Reserve. If the full amount of such excess cannot be so distributed, the shortfall shall be contributed by the General Partner to the Partnership for special distribution to the applicable IP Limited Partner.

(iii)	(B) To the extent amounts in the Alternative Clawback Reserve are not needed to satisfy the share of an Executive IP Partner of the Gross Clawback Amount, such excess amounts will be added to the Alternative Clawback Reserve established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.

(iv)	(A) For any IP Limited Partner who is not an Executive IP Partner, to the extent amounts in such IP Limited Partner’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such IP Limited Partner’s share of the Gross Clawback Amount, such amounts will be released by the Partnership to the applicable IP Limited Partner.

(B) For any Executive IP Partner, to the extent amounts in such Executive IP Partner’s IP Clawback Reserve (including interest earned thereon) are not needed to fund such Executive IP Partner’s share of the Gross Clawback Amount, such amounts will be added to the Clawback Reserve established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.

     (e) Prior to the expiration of the Term of the Partnership, the General Partner, in its discretion, may release reserved amounts to an IP Limited Partner who is not an Executive IP Partner by (i) causing special distributions reducing such IP Limited Partner’s Alternative Clawback Reserve or causing contributions and special distributions, each as described in Section 4.5(d) above, or (ii) distributing amounts to an IP Limited Partner from such IP Limited Partner’s IP Clawback Reserve, in either case to the extent the General Partner determines that such released amounts are not necessary to secure such IP Limited Partner’s share of the Gross Clawback Amount, each as described in Section 4.6. Similarly the General Partner may, in its discretion, move amounts to the Alternative Clawback Reserve or the Clawback Reserve of an Executive IP Partner established for the benefit of such Executive IP Partner by Woodbridge Executive Incentive Plan 1, LP.
4.6 Clawback Obligations
     (a) Following the final liquidating distribution of assets pursuant to Section 8.2, if there have been any Carry Distributions, the General Partner shall determine the additional amount of Return Distributions (the “Gross Clawback Amount”), if any, that would need to have been distributed to the General Partner in connection with such final liquidating distribution so that each of the following would have been true:
(i)	The General Partner would have received sufficient Return Distributions to provide it with at least the Preferred Return on the General Partner’s Invested Capital, as calculated pursuant to Section 4.3(a)(i); and

(ii)	The General Partner would have received Return Distributions at least equal to the amount of its Invested Capital plus 80% of the amount by which the aggregate Investment Proceeds received by the Partnership exceeded the General Partner’s Invested Capital.
     (b) Each Carried Interest Partner shall be responsible for returning to the Partnership, for distribution to the General Partner, its share of the Gross Clawback Amount, determined as follows:
(i)	The Sponsor Partner shall be responsible for its Carry Percentage (i.e., 35%);

(ii)	The IP Limited Partners as a group shall be responsible for their aggregate Carry Percentage of the Gross Clawback Amount, with each such IP Limited Partner being severally (and not jointly) responsible for the amount determined pursuant to Appendix B hereto and only to the extent of clause (c) below; and

(iii)	The Residual Limited Partner shall be responsible for its Carry Percentage of the Gross Clawback Amount;
provided that if Carry Percentages have changed over the Term of the Partnership, the determination shall be based on the relative amounts of Carry Distributions received over the Term of the Partnership or any other method determined by the General Partner to appropriately take into account such variations.

     (c) In no event will an IP Limited Partner be personally liable for a clawback obligation that exceeds the aggregate amount of such IP Limited Partner’s Alternative Clawback Reserve and IP Clawback Reserve. In no event shall an IP Limited Partner be responsible for another Partner’s share of the Gross Clawback Amount.
     (d) The Residual Limited Partner’s obligation to satisfy its clawback obligation will be limited to those amounts established as a clawback reserve under the terms of the limited partnership agreement governing the Residual Limited Partner and will be a several (and not joint) obligation of the partners in the Residual Limited Partner.
ARTICLE V
PROGRAM MANAGER
5.1 Program Manager
     The Program Manager will be responsible for managing the day-to-day activities of the Partnership and the Partnership’s assets, subject to the direction of the General Partner; provided that the Program Manager will have no authority to legally bind the Partnership without the express consent of the General Partner.
5.2 Fees
     The Program Manager shall not be entitled to any fees, payments, or distributions other than as expressly provided herein, or as otherwise approved by the General Partner. To the extent the Program Manager or any employee or agent (in such capacity) of the Program Manager receives any Deal Fees with respect to a Program Asset, the calculations called for in this Agreement will be adjusted so that total amounts received by the Program Manager or such employee or agent (in such capacity) of the Program Manager are the same as if all such Deal Fees had been paid to the Partnership.
ARTICLE VI
GENERAL PARTNER
6.1 Management Authority
     (a) The management of the Partnership shall be vested exclusively in the General Partner, and the General Partner shall have full control over the business and affairs of the Partnership. The General Partner shall have the power on behalf and in the name of the Partnership to carry out any and all of the objectives and purposes of the Partnership and to perform all acts and enter into and perform all contracts and other undertakings which the General Partner, in its reasonable discretion, deems necessary or advisable or incidental thereto, including the power to acquire and dispose of any security (including marketable securities) or incur indebtedness or guarantee the indebtedness of the Portfolio Company.

     (b) Third parties dealing with the Partnership can rely conclusively upon the General Partner’s certification that it is acting on behalf of the Partnership and that its acts are authorized. The General Partner’s execution of any agreement on behalf of the Partnership is sufficient to bind the Partnership for all purposes.
     (c) The General Partner will have the right and power to establish the availability and terms of any offering of opportunities for an IP Limited Partner or any Family Related Partner or any other “friend or family member” of an IP Limited Partner to co-invest alongside the Partnership in all or part of the Partnership’s investments.
6.2 No Liability to Partnership or Limited Partners
     No Covered Party shall be liable to the Partnership or any Partner for any action taken, or failure to act, on behalf of the Partnership (or on behalf of the General Partner or the Program Manager with respect to the Partnership) if such Covered Party (a) acted honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager for the benefit of the Partnership; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Covered Party had reasonable grounds for believing that the Covered Party’s conduct was lawful. In addition, any Covered Party who has delegated to any other Person (other than to another Covered Party) any part of its functions (including participating in the management of or rendering professional advice or other services in respect of any Program Asset) shall not be liable, responsible, or accountable in damages or otherwise to the Partnership or to any Partner for any loss incurred or suffered by reason of any action by such other Person unless the delegating Covered Party did not (x) act honestly and in good faith with a view to the best interests of the Partnership, or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager for the benefit of the Partnership; and (y) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, have reasonable grounds for believing that the Covered Party’s conduct was lawful with respect to such delegation. For the avoidance of doubt, nothing in the immediately preceding sentence shall be deemed to prevent the Partnership, the General Partner or the Program Manager from asserting a cause of action against the delegate of a Covered Party for any loss caused by the action, or failure to act, of such delegate and the General Partner shall cause the Partnership to effectively pursue any such cause of action to the extent it would be in the reasonable best interests of the Partnership to do so.
6.3 Indemnification
     (a) Subject to Section 6.3(c), the Partnership shall indemnify each Covered Party against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Covered Party in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Covered Party is involved because of such Covered Party’s association with the Partnership, the General Partner, or the Program Manager if such Covered Party (i) acted honestly and in good faith with a view to the best interests of the Partnership or, as the case may be, to the best interests of the other entity for which the Covered Party acted as director, officer, employee, agent, or in a similar capacity at the request of the General Partner or the Program Manager and for the benefit of the Partnership; and (ii) had reasonable grounds for believing that such Covered Party’s conduct was lawful, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty.

     (b) Subject to Section 6.3(c), the Partnership shall advance moneys to a Covered Party for the costs, charges, and expenses of a proceeding referred to in Section 6.3(a). The Covered Party shall repay the moneys if the Covered Party does not fulfill the conditions of Section 6.3(a).
     (c) Before seeking indemnification from the Partnership, a Covered Party seeking such indemnification shall use all reasonable efforts to seek indemnification from the following sources (in the following order of priority): first, from the Portfolio Company, including any insurance provided by, or purchased on behalf of a Covered Party by, the Portfolio Company; and second, from the General Partner or the Program Manager, including from any insurance provided by the General Partner or the Program Manager. To the extent any unpaid indemnification obligation remains after the Covered Party has received indemnification from the foregoing sources, the Partnership shall indemnify such Covered Party for such shortfall.
ARTICLE VII
LIMITED PARTNERS
7.1 Limited Liability
     No Limited Partner shall be personally liable for any obligations of the Partnership or have any obligation to make contributions to the Partnership other than such Limited Partner’s initial contribution pursuant to Section 3.1 or as required pursuant to Section 4.6 or Section 7.6; provided that a Limited Partner shall be required to return any distribution made to it in error. To the extent any Limited Partner is required by the Partnership Act to return to the Partnership any distributions made to it and does so, such Limited Partner shall have a right of contribution from each other Limited Partner similarly liable to return distributions made to it to the extent that such Limited Partner has returned a greater percentage of the total distributions made to it and required to be returned by it than the percentage of the total distributions made to such other Limited Partner and so required to be returned by it.
7.2 No Participation in Management
     The Limited Partners (in their capacity as such) shall not participate in the control, management, direction, or operation of the affairs of the Partnership and shall have no power to bind the Partnership.

7.3 Transfer of Limited Partnership Interests
     (a) A Limited Partner may not Transfer all or a portion of its interest in the Partnership without the consent of the General Partner; provided that the General Partner shall not unreasonably withhold its consent to a Transfer by an IP Limited Partner to a Family Related Partner of such IP Limited Partner.
     (b) Unless and until the General Partner consents to the admission of a transferee as a substituted Limited Partner in accordance with this Section 7.3, the transferor shall remain liable for all liabilities and obligations relating to the transferred beneficial interest, if any, and the transferee shall become an assignee of only a beneficial interest in Partnership profits, losses and distributions of such interest. No consent of any other Limited Partner shall be required as a condition precedent to any Transfer.
     (c) Unless the General Partner otherwise determines in its sole discretion, the transferor and transferee of any Limited Partner’s interest shall be jointly and severally obligated to reimburse the General Partner and the Partnership for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Limited Partner’s interest, whether or not consummated.
     (d) Any substituted Limited Partner admitted to the Partnership with the consent of the General Partner shall succeed to all the rights and be subject to all the obligations of the transferring or assigning Limited Partner with respect to the interest to which such Limited Partner was substituted. The General Partner may modify Schedule I hereof to reflect such admittance of any substituted Limited Partner. Such substituted Limited Partner shall be treated as having received all of the allocations and distributions received by the transferring or assigning Limited Partner, if any.
     (e) Any Transfer that violates this Section 7.3 shall be void and the purported buyer, assignee, transferee, pledgee, mortgagee, or other recipient shall have no interest in or rights to Partnership assets, profits, losses, or distributions, and neither the General Partner nor the Partnership shall be required to recognize any such purported interest or rights.
7.4 No Termination
     Neither the substitution, death, incompetency, dissolution (whether voluntary or involuntary), nor bankruptcy of a Limited Partner shall affect the existence of the Partnership, and the Partnership shall continue for the Term of the Partnership until its existence is terminated as provided herein.
7.5 Additional Limited Partners
     Additional Limited Partners will be admitted only with the consent of the General Partner on such terms as agreed upon by the General Partner and the Person seeking admission to the Partnership.

7.6 Reimbursement for Payments on Behalf of a Partner
     (a) If the Partnership is obligated to pay any amount to a governmental agency or body or to any other Person (or otherwise make a payment) because of a Partner’s status or otherwise specifically attributable to a Partner (including, without limitation, federal withholding taxes with respect to foreign Partners, state withholding taxes, state personal property taxes, state unincorporated business taxes, etc.) then such Partner (the “Reimbursing Partner”) shall reimburse the Partnership in full for the entire amount paid (including, without limitation, any interest, penalties, and expenses associated with such payment). At the election of the General Partner, the amount to be reimbursed may be charged against the Capital Account of the Reimbursing Partner, and the Partnership shall reduce subsequent distributions which would otherwise be made to the Reimbursing Partner until the Partnership has recovered the amount to be reimbursed; provided that the amount of such reduction shall be deemed to have been distributed for all purposes of this Agreement, but such deemed distribution shall not further reduce the Reimbursing Partner’s Capital Account.
     (b) A Partner’s obligation to reimburse the Partnership under this Section 7.6 shall survive the termination, dissolution, liquidation, and winding-up of the Partnership, and for purposes of this Section 7.6, the Partnership shall be treated as continuing in existence.
ARTICLE VIII
DURATION AND TERMINATION
8.1 Term
     The Partnership shall continue until the occurrence of any of the following events: (i) the entry of a decree of judicial dissolution under the Act or (ii) an election by the General Partner to dissolve the Partnership.
8.2 Termination and Liquidation
     (a) The Partnership shall not terminate immediately upon the expiration of its Term under Section 8.1, but shall cease to engage in further business except to the extent necessary to promptly wind-up its affairs, perform existing contracts, and preserve the value of the Program Assets.
     (b) During the course of winding-up the Partnership all of the provisions of this Agreement shall continue to bind the parties and apply to the activities of the Partnership except as specifically provided to the contrary, but there shall be no distributions to the Partners except as provided in this Section 8.2.
     (c) Upon the expiration of the Partnership’s Term, the General Partner shall take such actions as it may think fit for winding-up the Partnership and liquidating the Program Assets, including:
(i)	The filing of all certificates and notices of dissolution as are required by applicable law; and

(ii)	The Realization of any Program Asset (unless the General Partner intends to distribute such Program Asset in kind); provided that all such Realizations shall be conducted in an orderly and businesslike manner so as not to involve undue sacrifice.
The General Partner in taking such actions may exercise and shall have the benefit of all rights, powers, and discretions vested in the General Partner pursuant to the provisions of this Agreement. If the General Partner is not able to act as the liquidator of the Partnership or exercise the powers inherent thereto, a liquidator shall be appointed by the Residual Limited Partner.
     (d) Upon dissolution of the Partnership, all Partnership assets shall be distributed or used as follows and in the following order of priority:
(i)	For the payment of the debts and liabilities of the Partnership, including, without limitation, the expenses of liquidation.

(ii)	For the setting up of any reserves which the General Partner may deem reasonably necessary for any liabilities or obligations of the Partnership.

(iii)	To the Partners in accordance with the provisions of Article IV.
     (e) The Partnership shall be terminated only after the Partnership assets have been distributed as provided in this Section 8.2.
ARTICLE IX
VALUATION OF PARTNERSHIP ASSETS
9.1 Normal Valuation
     For purposes of this Agreement, the value of any asset as of any date (or in the event such date is a holiday or other day which is not a business day, as of the immediately preceding business day) shall be valued by the General Partner in good faith using methods it considers appropriate.
9.2 Restrictions on Transfer or Blockage
     Any security which is held under a representation that it has been acquired for investment purposes and not with a view to public sale or distribution, or which is held subject to any other restriction on transfer, or where the size of the Partnership’s holdings compared to the trading volume would adversely affect the marketability of such security, shall be valued at such discount as the Program Manager deems reasonably necessary to reflect the marketability and value of such security.

ARTICLE X
BOOKS OF ACCOUNTS; MEETINGS
10.1 Books
     The Partnership shall maintain complete and accurate books of accounts of the Partnership’s affairs at the Partnership’s principal office.
10.2 Fiscal Year
     The fiscal year and taxable year of the Partnership shall be the calendar year, unless otherwise determined by the General Partner.
10.3 Reports
     The General Partner shall furnish to each Partner the following information and reports prepared in accordance with U.S. generally accepted accounting principles (“GAAP”):
     (a) As soon as practicable after the end of each fiscal year commencing with the first year in which the Partnership is in operation for a full fiscal year, (i) financial statements for the Partnership for such year (audited by a firm of independent certified public accountants of recognized national standing selected by the General Partner), and (ii) a statement of each Partner’s closing Capital Account balance as of the end of such year; and
     (b) As soon as practicable after the end of each fiscal year, the Partnership’s United States federal income tax return, including such Partner’s Schedule K-1 for such fiscal year.
ARTICLE XI
MISCELLANEOUS
11.1 Amendments
     This Agreement may be amended by the written consent of the General Partner, provided that if such amendment would adversely affect any Carried Interest Partner, then the Carried Interest Partner so affected must consent to such amendment. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended by the General Partner without the consent of any other Partner in order to cure any ambiguity or error, make an inconsequential revision, provide clarity, comply with any law or regulation or correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; provided that, except with respect to amendments necessary to comply with any law or regulation, such amendment does not materially and adversely affect any Limited Partner.

11.2 Successors
     Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Partners and their legal representatives, heirs, successors, and assigns.
11.3 Governing Law; Severability
     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, and, to the maximum extent possible, in such manner as to comply with all the terms and conditions of the Partnership Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only in such jurisdiction and only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
11.4 Notices
     All notices, demands, and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given on the date when personally delivered, when mailed by first class mail, when sent by facsimile or transmitted by email or the internet, or when sent by reputable overnight courier service, in each case to the recipient at the address, facsimile number or email address set forth in Schedule I hereof or to such other address, facsimile number, or email address, or to the attention of such other Person as has been indicated in writing to the General Partner.
11.5 Arbitration
     The parties to this Agreement shall each use good faith efforts for a period of 30 days (or such longer time as agreed to by the applicable parties) to try to resolve any controversy, dispute, or claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof. Thereafter, if such controversy, dispute, or claim remains, it shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Fort Lauderdale, Florida, pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of three arbitrators. The party initiating the controversy, dispute, or claim that led to arbitration shall nominate one arbitrator in the request for arbitration and the other party shall nominate a second arbitrator in the answer thereto within 30 days of receipt of the request; provided that if there are multiple initiating or answering parties, the arbitrator selected must be reasonably acceptable to all initiating or answering parties, as applicable. The two arbitrators so named will then jointly appoint the third arbitrator. If the answering party fails to nominate its arbitrator within the 30-day period, or if the arbitrators named by the parties fail to agree on the third arbitrator within 60 days, the office of the American Arbitration Association in New York, New York shall make the necessary appointments of such arbitrator(s). The decision or award of the arbitration tribunal (by a majority determination, or if there is no majority, then by the determination of the third arbitrator, if any) shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Florida shall govern.

11.6 Miscellaneous
     This Agreement (including the Appendices hereto) contains the entire agreement among the parties and supersedes all prior arrangements or understanding with respect thereto. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one agreement. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, the feminine, and the neuter.
11.7 No Third Party Beneficiaries
     No Person that is not a party hereto shall have any rights or obligations pursuant to this Agreement. The rights and obligations set forth herein are for the benefit of the parties hereto only and do not create or grant any rights to third parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GENERAL PARTNER: SPONSOR PARTNER: ODI PROGRAM GP CORPORATION
By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

RESIDUAL LIMITED PARTNER: WOODBRIDGE EXECUTIVE INCENTIVE PLAN 1, LP
By:	WOODBRIDGE FUND I, LLC, its General Partner

By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

IP LIMITED PARTNERS:
/s/ Alan B. Levan
Alan B. Levan

/s/ John E. Abdo
John E. Abdo

/s/ Seth M. Wise
Seth M. Wise

PROGRAM MANAGER: WOODBRIDGE FUND I, LLC
By:	WOODBRIDGE HOLDINGS CORPORATION, its Sole Member

By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

INITIAL LIMITED PARTNER: WOODBRIDGE HOLDINGS CORPORATION
By:	/s/ John K. Grelle
	Name:	John K. Grelle
	Title:	Chief Financial Officer

Schedule I
ODI Program Partnership, LLLP
List of Carried Interest Partners and Applicable Carry Percentages

Carried Interest Partner	Carry Percentage

Sponsor Partner	35.0%

IP Limited Partners (divided as listed below)	32.5%

Alan Levan	37.5%

Jack Abdo	37.5%

Seth Wise	25.0%

Residual Limited Partner	32.5%

TOTAL	100.0%

Schedule II
Program Expenses

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Salaries and bonuses

Salary for any investment professionals of the Program Manager, except in the case where Woodbridge Holdings executives are the investment professionals.

Salaries and cash bonus of direct dedicated staff members.
Salaries and bonuses

Woodbridge Holdings incentive stock options or stock grants to any investment professional or dedicated staff member as part of a Woodbridge Holdings-wide incentive compensation program.

Direct Expenses

Direct dedicated expenses incurred directly by the Program Manager, including rent, facilities charges, equipment and supplies, except in the case where Woodbridge Holdings executives are the investment professionals.

Outside legal and accounting expenses incurred for services rendered with respect to the Program Manager or the Partnership, including formation costs, and tax return preparation.

Unreimbursed costs of transactions, including due diligence expenses and the carrying costs of deposits, to the extent the transaction that generated the cost does not close.

Travel expenses neither capitalized as part of the acquisition of a completed transaction nor borne by the target company.

Standard charges by internal Woodbridge Holdings personnel for provision of back-office support services directly related to the program or Program Assets (i.e., providing the accounting services for the Partnership, providing human resources services for the Partnership).
Direct Expenses Time of Investment Committee in evaluating investment recommendations.

Amounts Included in Program Expenses	Amounts Excluded from Program Expenses

Standard charges by BFC Shared Services for back-office support services directly related to the program or Program Assets. Interest on borrowings of the Program Manager, including any that accrued at the rate of 12% compounded per annum on amounts received through a pre-approved line of credit from Woodbridge Overhead Funding, LLC. For purposes of this provision, all amounts of funds provided to the Program Manager shall be treated as borrowings and shall accrue 12% interest regardless of whether such funds were provided in the form of loans, equity capital, or otherwise.

Allocation of Woodbridge Holdings Overhead None.	Allocation of Woodbridge Holdings Overhead

General corporate overhead (i.e., public company costs, office expenses for non-dedicated staff, investor relations and accounting staff not dedicated, analytical staff providing analytics to Woodbridge Holdings, management for oversight of programs and Program Assets).

Any other overhead expenses not expressly included on this Schedule II as Program Expenses.

APPENDIX A:
Tax and Accounting Provisions
A-1 Definitions
     For purposes of this Appendix A, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account, as of a specified time, after giving effect to the following adjustments:
     (a) credit to such Partner’s Capital Account any amounts that such Partner is obligated to restore or deemed obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Treasury Regulations Section 1.704-2(i)(5); and
     (b) debit to such Partner’s Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
     “Book Value” means, with respect to any asset, the asset’s adjusted basis for U.S. federal income tax purposes, except as follows:
     (a) the initial Book Value of any asset that is not Contributed Property as defined in the Agreement but is otherwise contributed or deemed contributed to the Partnership shall be such asset’s gross fair market value at the time of such contribution as determined by the General Partner pursuant to Article IX of the Agreement;
     (b) the initial Book Value of any asset that is Contributed Property as defined in Section 3.1(a) of the Agreement shall be the value set forth in Section 3.1(a) of the Agreement;
     (c) the Book Value of all Partnership assets may be adjusted in the discretion of the General Partner to equal their respective gross fair market values, as determined by the General Partner pursuant to Article IX of the Agreement, at the times specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f);
     (d) any adjustments to the adjusted basis of any asset of the Partnership pursuant to Section 734 or Section 743 of the Code shall be taken into account in determining such asset’s Book Value in a manner consistent with Treasury Regulations Section 1.704-1(b)(2)(iv)(m);
     (e) the Book Value of any Partnership asset distributed or deemed distributed by the Partnership to any Partner shall be adjusted immediately prior to such distribution to equal its gross fair market value as of the date of distribution, as determined by the General Partner pursuant to Article IX of the Agreement; and

     (f) if the Book Value of an asset has been determined pursuant to clauses (a), (c) or (d) of this definition, to the extent permitted by the Treasury Regulations, such Book Value shall thereafter be adjusted in the same manner as would the asset’s adjusted basis for U.S. federal income tax purposes, except that depreciation and amortization deductions shall be computed based on the asset’s Book Value as so determined, rather than on its adjusted tax basis.
     “Net Profits” and “Net Losses” mean, for any period, the taxable income or loss, respectively, of the Partnership for such period, in each case as determined for U.S. federal income tax purposes, but computed with the following adjustments:
     (a) items of income, gain, loss and deduction (including, without limitation, gain or loss on the disposition of any Partnership asset and depreciation or other cost recovery deduction or expense) shall be computed based upon the Book Value of the Partnership’s assets rather than upon such assets’ adjusted bases for U.S. federal income tax purposes;
     (b) any tax-exempt income received by the Partnership shall be deemed for these purposes only to be an item of gross income;
     (c) any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (or treated as described therein pursuant to Treasury Regulations under Section 704(b) of the Code) shall be treated as a deductible expense;
     (d) there shall be taken into account any separately stated items under Section 702(a) of the Code;
     (e) if the Book Value of any Partnership asset is adjusted pursuant to clauses (c) or (e) of the definition of “Book Value” above, or pursuant to clause (d) of such definition (but only to the extent the adjustment is attributable to a distribution of Investment Proceeds not in liquidation of a Partner’s Partnership interest), the amount of such adjustment shall be taken into account in the period of adjustment as gain or loss from the disposition or deemed disposition of such asset for purposes of computing Net Profits and Net Losses; and
     (f) items of income, gain, loss, deduction or credit allocated pursuant to Section A-6 of this Appendix A shall not be taken into account.
     “Tax Matters Partner” has the meaning set forth in Section A-6.
A-2 Maintenance of Capital Accounts
     (a) A Capital Account shall be maintained for each Partner in accordance with Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. The initial balance of each Capital Account shall be equal to such Partner’s initial capital contribution to the Partnership.

     (b) The Capital Account of each Partner shall be increased by (i) the amount of any cash contributed by such Partner to the capital of the Partnership, (ii) in the case of any property contributed by such Partner to the capital of the Partnership, the Book Value of such property (net of liabilities that the Partnership is considered to assume or take the property subject to) when contributed, (iii) the amount of any liabilities of the Partnership that are assumed by such Partner (except for liabilities described in Section A-2(c)(ii) of this Appendix A that are assumed by such Partner) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Profits allocated to such Partner, and (v) any gross income and gain allocated to such Partner.
     (c) The Capital Account of each Partner shall be decreased by (i) the amount of any cash distribution to such Partner when made, (ii) the Book Value of any property distributed to such Partner by the Partnership (net of liabilities that the Partner is considered to assume, or take property subject to) when distributed, (iii) the amount of any liabilities of such Partner that are assumed by the Partnership (except for liabilities described in Section A-2(b)(ii) of this Appendix A that are assumed by the Partnership) for purposes of Treasury Regulations Section 1.704-1(b)(2)(iv)(c), (iv) the Net Losses allocated to such Partner, and (v) any gross deductions and loss allocated to such Partner.
     (d) In the event that all or a portion of an interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent such Capital Account relates to the Transferred Partnership interest.
     (e) The Capital Account of each Partner shall be adjusted to reflect any adjustment to the Book Value of the Partnership’s assets attributable to the application of Section 734 of the Code in respect of a distribution in liquidation of such Partner’s Partnership interest to the extent required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).
     (f) It is the intention of the parties that the Capital Accounts of the Partners be kept in the manner required under Section 704(b) of the Code and Treasury Regulations Sections 1.704-1(b) and 1.704-2. To the extent any additional adjustment to the Capital Accounts is required by such provisions, the General Partner is hereby authorized to make such adjustment after notice to the Partners.
     (g) Except as expressly required herein, no Partner shall be required to restore any negative balance in its Capital Account. No allocation to any Partner of any loss or deduction, whether attributable to depreciation or otherwise, shall create any obligation of that Partner to the Partnership or any other Partner, even if the allocation reduces such Partner’s Capital Account or creates or increases a deficit in its Capital Account.

A-3 Allocations of Profits and Losses
     (a) After the application of Section A-4, Net Profits and Net Losses for any taxable year, or portion thereof, shall be allocated among the Partners (and credited or debited to their Capital Accounts) in such manner so that, after taking into account distributions by the Partnership and contributions made to the Partnership through the end of such taxable year and the allocations of Net Profits and Net Losses for such taxable year, (i) the respective positive Capital Account balances of the Partners would correspond as closely as possible to the amount each Partner would receive as a cash distribution pursuant to Article IV of the Agreement, if the Partnership were to liquidate completely immediately after the end of such taxable year and (ii) any resulting deficit Capital Account balances of the Partners would correspond as closely as possible with the manner in which economic responsibility for Partnership deficit balances (as determined in accordance with the principles of Treasury Regulations under Section 704 of the Code) would be borne by the Partners under the terms of this Agreement if the Partnership were to liquidate completely immediately after the end of such taxable year. For purposes of the preceding sentence, the amount of cash to be distributed to each Partner, the amount of each Partner’s Capital Account and the amount of each Partner’s economic responsibility for Partnership deficit balances, upon the assumed liquidation, shall be computed by assuming that in connection with such liquidation, the Partnership sold all of its assets for amounts such that no Net Profits or Net Losses result from the sale and settled all of its liabilities for amounts such that no Net Profits or Net Losses result from the settlement. For purposes of applying this Section A-3, the Capital Account balance of each Partner shall be increased by such Partner’s share of “partnership minimum gain” and “partner minimum gain” (within the meaning of and in accordance with the Treasury Regulations under Section 704(b) of the Code). Subject to the other provisions of this Appendix A, an allocation to a Partner of a share of Net Profit or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Profit or Net Loss.
     (b) If a Partner Transfers, acquires, or redeems an interest in the Partnership during a taxable year, the Net Profit or Net Loss (and other items referred to in Section A-4 of this Appendix A) attributable to such interest for such year shall be allocated between the transferring Partner and the transferee (or the other Partners in the Partnership) by any method permitted under Section 706 of the Code as selected by the General Partner.
A-4 Regulatory Allocations and Special Allocations
     (a) Notwithstanding any other provision of the Agreement or this Appendix A, (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Partnership shall be allocated for each period to the Partner that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)) and “excess nonrecourse liabilities” (as defined in Treasury Regulations Section 1.752-3(a)), if any, of the Partnership shall be allocated to the Partners in accordance with their respective percentage interests in Net Losses.
     (b) The Agreement and this Appendix A shall be deemed to include “qualified income offset,” “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treasury Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement or this Appendix A, items of gross income shall be allocated to the Partners on a priority basis to the extent and in the manner required by such provisions.

     (c) To the extent that Net Losses or items of loss or deduction otherwise allocable to a Partner hereunder would cause such Partner to have an Adjusted Capital Account Deficit as of the end of the taxable year to which such Net Losses or items of loss or deduction relate (after taking into account the allocation of all items of income and gain for such taxable period), such Net Losses or items of loss or deduction shall not be allocated to such Partner and instead shall be allocated to the Partners in accordance with Section A-3 of the Agreement as if such Partner were not a Partner.
     (d) Any allocations required to be made pursuant to clauses (a), (b), and (c) above (the “Regulatory Allocations”) (other than allocations, the effect of which are likely to be offset in the future by other special allocations) shall be taken into account, to the extent permitted by the Treasury Regulations, in computing subsequent allocations of income, gain, loss or deduction pursuant to Section A-3 so that the net amount of any items so allocated and all other items allocated to each Partner shall, to the extent possible, be equal to the amount that would have been allocated to each Partner pursuant to Section A-3 had such Regulatory Allocations under this Section A-4 not occurred.
     (e) If any Partner is treated for income tax purposes as realizing ordinary income because of receipt of its Partnership interest (whether under Section 83 of the Code or any similar provisions of any law, rule or regulations or any other applicable law, rule, regulation or doctrine) and the Partnership is entitled to any offsetting deduction, the Partnership’s deduction shall be allocated among the Partners in such manner as to, as nearly as possible, offset such ordinary income realized by such Partner.
A-5 Tax Allocations
     (a) For federal income tax purposes, except as otherwise provided in this Section A-5, each item of income, gain, loss, and deduction and credit shall be allocated among the Partners in the same manner as its corresponding item of book income, gain, loss, deduction or credit is allocated pursuant to this Appendix A.
     (b) In accordance with Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any Partnership asset contributed (or deemed contributed) to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such Partnership asset for federal income tax purposes and its Book Value upon its contribution (or deemed contribution). If the Book Value of any Partnership asset is adjusted, subsequent allocations of taxable income, gain, loss and deduction with respect to such Partnership asset shall take account of any variation between the adjusted basis of such Partnership asset for federal income tax purposes and the Book Value of such Partnership asset in the manner prescribed under Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder. The General Partner shall select the manner by which variations between Book Value and adjusted basis are taken into account in accordance with Code Sections 704(b) and 704(c) and the Treasury Regulations thereunder.

     (c) The provisions of this Appendix A (and other related provisions in the Agreement) pertaining to the allocation of items of Partnership income, gain, loss, deduction, and credit shall be interpreted consistently with the Treasury Regulations, and to the extent unintentionally inconsistent with such Treasury Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Treasury Regulations.
A-6 Tax Matters Partner; Management Authority Regarding Tax and Accounting
     (a) The General Partner is designated the “Tax Matters Partner” (as defined in Section 6231(a)(7) of the Code) to manage administrative tax proceedings conducted at the partnership level by the Internal Revenue Service with respect to Partnership matters. The General Partner is specifically directed and authorized to take whatever steps the General Partner, in its sole discretion, deems necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under Treasury regulations. The Tax Matters Partner shall have full authority to extend the statute of limitations and control any tax audit or other proceeding on behalf of the Partnership. Expenses of administrative proceedings relating to the determination of Partnership items at the Partnership level undertaken by the Tax Matters Partner will be deemed to be Program Expenses.
     (b) All matters concerning (i) allocations of Net Profits and Net Losses and allocations for tax purposes, (ii) distributions by the Partnership, including the taxes thereon, and (iii) accounting procedures and determinations, tax determinations, determinations as to on whose behalf expenses were incurred and the attribution of fees and expenses to a Program Asset, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the General Partner, whose determination shall be final and conclusive as to all the Partners absent manifest clerical error.
     (c) At the General Partner’s sole discretion, the General Partner may cause the Partnership to make or refrain from making any and all elections permitted by the Code and the Treasury Regulations and any state, local, or foreign tax elections. Notwithstanding the foregoing, it is intended that the Partnership be treated as a partnership for U.S. federal income tax purposes, and neither the Partnership nor any Partner shall make any election inconsistent with such treatment without the unanimous written consent of the Partners.

APPENDIX B:
Apportionment and Modification of
Carried Interest to IP Limited Partners
B-1 Definitions
     For purposes of this Appendix B, any capitalized term not defined herein shall have the meaning set forth in the Agreement.
     “Acquisition Date” means, with respect to a Program Asset, the date the Partnership first made an investment in such Program Asset (or in the case of a Program Asset that is contributed to the Partnership, the date of such contribution).
     “Allocated Reimbursement Payments” means the amount of Reimbursement Payments allocated by the General Partner to each Program Asset. Unless the General Partner adopts another method (with notification to each other Partner), the General Partner shall allocate the Reimbursement Payments made with respect to a particular year to and among the Program Assets held by the Partnership during that year based on the relative Invested Capital in such Program Assets and adjusted (on a weighted average basis) to take into account Program Assets that are held for less than an entire year.
     “Carry Account” has the meaning set forth in Section B-3.
     “Carry Loss” means, with respect to the Realization of any Program Asset, 20% of the amount, if any, by which the combined Investment Proceeds and Sponsor Proceeds generated by such Program Asset are less than the sum of the Full Return Amount and the Hurdle Return Amount of such Program Asset. The General Partner shall use its reasonable discretion in determining the amount of Carry Loss (including adjusting previous allocations of Carry Loss) so as to cause the amount of Carry Loss to accurately reflect the amount by which all Carry Distributions that will ultimately be apportioned by the Partnership with respect to all other Program Assets will be reduced, which determination shall then be binding on the Partnership and the Partners.
     “Carry Profit” means, with respect to any particular Program Asset, the amount by which the Investment Proceeds or Sponsor Proceeds generated by that Program Asset produce or lead to the production of Carry Distributions, as determined by the General Partner. In general, the Carry Profit with respect to any Program Asset will equal the sum of the following amounts:
     (a) 0% of that portion of the combined Investment Proceeds and Sponsor Proceeds from such Program Asset as does not exceed the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount;
     (b) 80% of that portion of the combined Investment Proceeds and Sponsor Proceeds that is in excess of the sum of the applicable Full Return Amount and the applicable Hurdle Return Amount but that is less than the sum of the applicable Full Return Amount and 133% of the applicable Hurdle Return Amount; and

B-1

     (c) to the extent in excess of the sum of clauses (a) and (b) above, (i) 20% of that portion of the Investment Proceeds that is in excess of the sum of the applicable Full Return Amount plus (ii) 100% of any Sponsor Proceeds.
The General Partner shall use its discretion in determining the amount of Carry Profit (including adjusting previous allocations of Carry Profit) so as to cause the amount of Carry Profit (net of the allocated Carry Loss) to accurately reflect the amount of Carry Distributions that will ultimately be distributed and that are allocable to each Program Asset.
     “Cause Event” means with respect to any IP Limited Partner,
     (a) any act or omission constituting gross negligence, willful misconduct, or fraud in the performance of such IP Limited Partner’s duties or obligations as an employee of the Program Manager;
     (b) any action or omission that causes there to be a material breach of any applicable management agreement to which the Program Manager is a party;
     (c) any willful refusal to perform a duty as directed by Woodbridge or any of its subsidiaries (including the General Partner) if such duty is within the scope of such IP Limited Partner’s duties to the Program Manager, Woodbridge or any of its subsidiaries; or
     (d) any conviction of any crime constituting a felony in the jurisdiction involved (other than a motor vehicle felony for which only a non-custodial penalty is imposed), whether or not involving the Program Manager or the Partnership.
     “Full Return Amount” means, with respect to a Program Asset, the sum of (i) the aggregate Invested Capital and (ii) the Allocated Reimbursement Payments, in each case attributable to such Program Asset.
     “Hurdle Return Amount” means, with respect to a Program Asset, as of any date of determination, the summation of an amount calculated on a daily basis through the applicable date of determination equal to 10% per annum, compounded annually, of (i) the aggregate Invested Capital and the Allocated Reimbursement Payments, in each case attributable to such Program Asset, minus (ii) the aggregate amount of all Investment Proceeds attributable to such Program Asset on or prior to such day.
     “Tenured Asset” means, with respect to any IP Limited Partner, any Program Asset acquired by the Partnership during the period when such Person was an IP Limited Partner (and not a Terminated IP Limited Partner) or any other Program Asset in which such Person has been granted a Carry Percentage by the General Partner. For the avoidance of doubt, an IP Limited Partner will not receive a Carry Percentage with respect to any asset that is not a Tenured Asset.

B-2

     “Terminated IP Limited Partner” means any IP Limited Partner whose employment with the Woodbridge Employer is terminated for any reason, whether voluntarily or involuntarily, and with or without cause. In the General Partner’s discretion, an IP Limited Partner whose employment with the Woodbridge Employer is terminated contemporaneously with such IP Limited Partner becoming employed by another entity within Woodbridge shall not be treated as having been terminated, and the new employer shall become the Woodbridge Employer for purposes of this definition. For purposes of this Agreement, in the case of any Family Related Partner, the termination of employment with the Woodbridge Employer of the IP Limited Partner with whom such Family Related Partner is associated shall cause such Family Related Partner to become a Terminated IP Limited Partner.
     “Vested Percentage” means, with respect to an IP Limited Partner and each Program Asset, that percentage to be applied in determining the amount of Carry Profit or Carry Loss to be allocated to any IP Limited Partner as set forth in the vesting provisions in Section B-2.
     “Woodbridge Employer” means, with respect to any IP Limited Partner, the Program Manager if the IP Limited Partner is an employee of the Program Manager. Otherwise it means the entity within Woodbridge that is the employer of such IP Limited Partner.
B-2 Vesting Provisions
     (a) Non-Tenured Assets. An IP Limited Partner will have a Vested Percentage of 0% in any Program Asset that is not a Tenured Asset with respect to such Partner.
     (b) Tenured Assets. The Vested Percentage of an IP Limited Partner with respect to a Tenured Asset will be as follows:
(i)	Distributions or Realizations While Employed. An IP Limited Partner will have a Vested Percentage of 100% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs prior to the IP Limited Partner becoming a Terminated IP Limited Partner. For the avoidance of doubt, an IP Limited Partner shall have a Vested Percentage of 100% in any Carry Loss associated with an unreversed Impairment that arises on or prior to an IP Limited Partner becoming a Terminated IP Limited Partner.

(ii)	Termination for Cause. An IP Limited Partner will have a Vested Percentage of 0% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because of the occurrence of a Cause Event with respect to such IP Limited Partner.

(iii)	Termination Not for Cause. An IP Limited Partner will have a Vested Percentage of 75% in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because (i) the Woodbridge Employer terminated the employment for a reason other than the occurrence of a Cause Event with respect to such IP Limited Partner or (ii) of the death, permanent disability or legal incapacity of such IP Limited Partner.

B-3

(iv)	Voluntary Resignation. An IP Limited Partner will have a Vested Percentage as determined pursuant to the following sentence in all Carry Profit or Carry Loss attributable to any Investment Proceeds or Sponsor Proceeds received by the Partnership from such IP Limited Partner’s Tenured Assets, or any other consequences of a Realization of a Tenured Asset, if those proceeds are received or the Realization occurs after such IP Limited Partner has become a Terminated IP Limited Partner because the IP Limited Partner voluntarily left the employment of the Woodbridge Employer. For purposes of this clause (iv), the Vested Percentage shall be determined separately for each Program Asset and shall equal: (A) 25% upon the Acquisition Date of such Program Asset, (B) an additional 12.5 percentage points per year upon each of the first four anniversaries of the Acquisition Date, and (C) the remainder when the Tenured Asset is Realized.
     (c) Permitted Modifications. Notwithstanding the foregoing, the General Partner may, after consultation with the Program Manager, modify this vesting schedule for any additional IP Limited Partner admitted to the Partnership pursuant to Section 7.5 of the Agreement, including granting an additional IP Limited Partner the right to have a Vested Percentage in Program Assets whose Acquisition Date preceded the time such additional IP Limited Partner was admitted to the Partnership.
     (d) Permitted Adjustments. As described in Section B-3(b), the General Partner, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss. The ability of the General Partner to make these adjustments shall not be restricted by the application of the vesting provisions in this Section B-2.
     (e) Family Related Partner. A Family Related Partner’s Vested Percentage shall be equivalent to the Vested Percentage of the IP Limited Partner associated with such Family Related Partner.
B-3 Determination of Carry Accounts
     (a) Maintenance of Carry Accounts. A separate bookkeeping account (a “Carry Account”) shall be maintained for each IP Limited Partner. Immediately prior to the Partnership making any Carry Distributions or upon the Realization of a Program Asset, the Carry Profit (or Carry Loss) determined with respect to such distribution or Realization shall be credited (or debited, and, if necessary, to an amount below zero) to the Carry Account of each IP Limited Partner in an amount equal to such IP Limited Partner’s Carry Percentage in the Program Asset giving rise to such Carry Profit (or Carry Loss) multiplied by such IP Limited Partner’s Vested Percentage in such Carry Profit (or Carry Loss). An IP Limited Partner’s Carry Account shall be debited by the amount of Carry Distributions made to such IP Limited Partner.

B-4

     (b) Adjustments to Carry Accounts. The General Partner, in its discretion, is permitted to make adjustments, including retroactive adjustments, to the allocations of Carry Profit and Carry Loss so that, on an aggregate basis the Carry Accounts of the IP Limited Partners more closely match the aggregate rights of the IP Limited Partners to receive Carry Distributions or to make clawback payments as provided in Article IV of the Agreement. Except to the extent the General Partner determines otherwise (with notice to the other Partners), the General Partner intends to cause any shortfall in the aggregate net Carry Profits (i.e., net of aggregate Carry Losses) as compared to the aggregate amount of Carry Distributions (net of clawback payments) distributable to the IP Limited Partners in accordance with Article IV of the Agreement to be allocated on a pro rata basis to each Program Asset that otherwise produced Carry Profit (and among them based on the relative amounts of Carry Profit).
     (c) Deemed Realization. Solely for purposes of determining an IP Limited Partner’s Carry Account, the General Partner may, upon the admittance of a new Carried Interest Partner or at any other time, deem there to have been a Realization of one or more Program Assets at the Fair Market Value at such time of such Program Asset, in which case the deemed Carry Profit or Carry Loss derived from such deemed Realization shall be allocated among the IP Limited Partners and charged to the Carry Accounts of the IP Limited Partners. Any future actual or deemed Realization of a Program Asset shall take into account the prior deemed Realization or Realizations. Notwithstanding the foregoing, for purposes of determining an IP Limited Partner’s Vested Percentage pursuant to Section B-2, such deemed Realizations shall be disregarded.
B-4 Distributions to the IP Limited Partners
     Subject to the holdback provisions of Section 4.5 of the Agreement, each IP Limited Partner shall be entitled to receive an amount of Carry Distributions equal to the positive balance in his Carry Account, provided that the sum of all of the Carry Distributions made to date to the IP Limited Partners as a group cannot exceed the product of (A) the total Carry Distributions made to date times (B) the aggregate Carry Percentages for all of the IP Limited Partners (adjusted as necessary to take into account changes in Carry Percentages since the formation of the Partnership). If the amount of Carry Distributions to be made to the IP Limited Partners as a group is insufficient to reduce the positive Carry Account balances of all IP Limited Partners to zero, then Carry Distributions made to the IP Limited Partners as a group will be made pro rata among the IP Limited Partners based on their relative Carry Account balances. If the amount of Carry Distributions to be made to the IP Limited Partners exceeds the aggregate positive Capital Account balances of the IP Limited Partners, such excess shall be distributed among the IP Limited Partners in the manner that the General Partner determines most appropriately reflects the IP Limited Partners’ relative Carry Percentages (as adjusted by the Vested Percentages) in the Program Assets giving rise to the Carry Distributions.
B-5 Responsibility for Gross Clawback Amount
     Each IP Limited Partner shall be responsible (only to the extent of Section 4.6(c) of the Agreement) for a portion of the Gross Clawback Amount equal to the negative balance, if any, in such IP Limited Partner’s Carry Account as of the final liquidating distribution of assets of the Partnership pursuant to Section 8.2 of the Agreement.
B-6 83(b) Election
     Each Carried Interest Partner shall make a timely election under Section 83(b) of the Code with respect to such Carried Interest Partner’s interest in the Partnership.

B-5